                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                            PRIME GROUP REALTY TRUST
                (Name of Registrant as Specified In Its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required

[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            Common Shares of Beneficial Interest, par value $0.01 per share, of Prime Group Realty Trust

      (2)   Aggregate number of securities to which transaction applies:

            23,681,371 common shares and options to purchase 100,000 common shares

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            The filing fee of $20,234.15 was calculated pursuant to the applicable rules and orders of the Commission and is equal to $117.70 per $1,000,000 of the proposed aggregate merger consideration of $171,912,939.75. The proposed aggregate merger consideration represents the sum of (a) the product of 23,681,371 issued and outstanding common shares and merger consideration of $7.25 per common share and (b) the product of (i) 100,000 common shares underlying outstanding in-the-money options and the difference between $7.25 per share of merger consideration and the weighted average exercise price of such in-the-money options of $5.02 per share.

      (4)   Proposed maximum aggregate value of transaction: $171,912,939.75

      (5)   Total fee paid: $20,234.15

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        [PRIME GROUP REALTY TRUST LOGO]

Douglas Crocker II
Chairman of the Board

                               _____________, 2005

Dear Common Shareholder:

      You are cordially invited to attend the special meeting of common shareholders of Prime Group Realty Trust to be held on ____________, 2005, at 10:00 a.m., local time, at 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois.

      At the special meeting:

      1. our common shareholders will be asked to approve (a) an agreement and plan of merger, dated as of February 17, 2005, by and among us, Prime Group Realty, L.P., our operating partnership, Prime Office Company, LLC, Prime Office Merger Sub, LLC ("Merger Sub"), and Prime Office Merger Sub I, LLC ("OP Merger Sub"), and (b) the merger of Merger Sub with and into us (the "Company Merger"); and

      2. our common shareholders will be asked to consider and vote upon such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) thereof, including the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of proposal 1 above in the event there are not sufficient votes for approval of proposal 1 at the special meeting.

      After careful consideration of the circumstances and all relevant information at its disposal, our board of trustees has determined that the Company Merger is advisable, fair to and in the best interests of our common shareholders, has approved the merger agreement and the mergers and recommends that you vote "FOR" adoption and approval of the merger agreement and the Company Merger. The board of trustees received an opinion from Wachovia Capital Markets, LLC, its financial advisor, that the aggregate consideration to be received by our common shareholders pursuant to the merger agreement is fair, from a financial point of view, to such holders. A copy of the fairness opinion is attached as Annex B to the enclosed proxy statement.

      In arriving at its recommendation, our board of trustees gave careful consideration to a number of factors described in the accompanying proxy statement, including the fairness opinion of Wachovia Capital Markets, LLC.

      If the merger agreement and the mergers are approved and the mergers are completed in accordance with the terms of the merger agreement, each of our outstanding common shares will be converted into the right to receive $7.25 in cash, without interest thereon. You should read carefully the merger agreement, a copy of which is attached as Annex A, to the enclosed proxy statement.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENCLOSED, POSTAGE PREPAID (IF MAILED WITHIN THE UNITED STATES OF AMERICA), SELF-ADDRESSED RETURN ENVELOPE PRIOR TO THE SPECIAL MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE MERGER AGREEMENT AND THE COMPANY MERGER. RETURNING THE PROXY DOES NOT DEPRIVE YOU OF THE RIGHT TO ATTEND THE SPECIAL MEETING AND TO VOTE YOUR SHARES IN PERSON.

      If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, ____________, (800) ___-____, or (___) ___- ___
(call collect).

      DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE MERGERS ARE APPROVED, COMMON SHAREHOLDERS WILL RECEIVE A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS.

                                             Sincerely,

                                             Douglas Crocker II,
                                             Chairman of the Board of Trustees

This proxy statement is dated __________, 2005, and is first being mailed to our common shareholders on or about _________, 2005.

                        [PRIME GROUP REALTY TRUST LOGO]

                            PRIME GROUP REALTY TRUST
                              77 WEST WACKER DRIVE
                                   SUITE 3900
                             CHICAGO, ILLINOIS 60601

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON _______________, 2005

To the Common Shareholders of Prime Group Realty Trust:

      A special meeting of the common shareholders of Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), will be held at 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois, on ____________, 2005 at 10:00 a.m., local time, to consider and vote on the following matters:

      1. Our common shareholders will be asked to consider and vote on a proposal to approve (a) the agreement and plan of merger, dated as of February 17, 2005, by and among Prime Office Company, LLC, Prime Office Merger Sub, LLC ("Merger Sub"), Prime Office Merger Sub I, LLC, the Company and our operating partnership, Prime Group Realty, L.P., and (b) the merger of Merger Sub with and into the Company; and

      2. Our common shareholders will be asked to consider and vote on such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) thereof, including the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of Proposal 1 above in the event there are not sufficient votes for approval of Proposal 1 at the special meeting.

      These matters are explained more fully in the enclosed proxy statement. The Company's board of trustees set ____________, 2005 as the record date for the special meeting. As a result, holders of record of the Company's common shares at the close of business on _____________, 2005 shall be entitled to notice of, and to vote with respect to all matters to be acted upon at, the special meeting or any adjournment(s) or postponement(s) thereof.

      All common shareholders are cordially invited to attend the special meeting in person. However, whether or not you plan to attend the special meeting in person, each common shareholder is urged to complete, sign, date and return the enclosed proxy card in the envelope provided as soon as possible. The proxy card requires no postage if mailed in the United States. Common shareholders who attend the meeting in person may revoke their proxy and vote their shares in person.

                                             By Order of the Board of Trustees,

                                             James F. Hoffman
                                             Secretary


Chicago, Illinois

______________, 2005

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER AGREEMENT OR THE PROPOSED MERGERS, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED MERGERS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY TERM SHEET..............................................................................   1
QUESTIONS AND ANSWERS ABOUT THE MERGER AGREEMENT................................................   9
WHO CAN HELP ANSWER YOUR QUESTIONS..............................................................  13
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION.....................................  14
THE SPECIAL MEETING.............................................................................  15
DATE, TIME AND PLACE OF THE SPECIAL MEETING.....................................................  15
PURPOSE OF THE SPECIAL MEETING..................................................................  15
RECORD DATE, SHARES ENTITLED TO VOTE AND VOTING POWER...........................................  15
QUORUM AND VOTE REQUIRED........................................................................  15
PROXIES, VOTING AND REVOCATION..................................................................  16
SOLICITATION OF PROXIES AND EXPENSES............................................................  16
EFFECTIVE TIME OF THE MERGERS...................................................................  16
PARTICIPANTS....................................................................................  17
THE MERGERS.....................................................................................  17
GENERAL.........................................................................................  17
BACKGROUND TO THE MERGERS.......................................................................  17
RECOMMENDATION OF THE BOARD OF TRUSTEES.........................................................  29
OPINION OF WACHOVIA CAPITAL MARKETS, LLC TO THE BOARD OF TRUSTEES OF PRIME GROUP REALTY TRUST...  33
FINANCING FOR THE MERGERS.......................................................................  39
INTERESTS OF CERTAIN PERSONS IN THE MERGERS.....................................................  39
REQUIRED VOTE...................................................................................  39
CERTAIN EFFECTS OF THE MERGERS..................................................................  39
LITIGATION WITH PRIME/MANSUR....................................................................  40
CONDUCT OF BUSINESS IF THE MERGERS ARE NOT COMPLETED............................................  41
TERMS OF THE MERGER AGREEMENT...................................................................  42
DISSENTERS' RIGHTS..............................................................................  55
INTERESTS OF CERTAIN PERSONS IN THE MERGERS.....................................................  56
CERTAIN PAYMENTS TO OUR EXECUTIVE OFFICERS......................................................  56
OUR BOARD OF TRUSTEES...........................................................................  57
MERGER CONSIDERATION............................................................................  57
INDEMNIFICATION AND TRUSTEES AND OFFICERS LIABILITY INSURANCE...................................  57
MATERIAL FEDERAL INCOME TAX CONSEQUENCES........................................................  57
CONSEQUENCES TO U.S. COMMON SHAREHOLDERS........................................................  58
CONSEQUENCES TO NON-U.S. SHAREHOLDERS...........................................................  58
BACKUP WITHHOLDING..............................................................................  59
REGULATORY AND OTHER APPROVALS..................................................................  60
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS..................................  61
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING...............................................  64
OTHER MATTERS...................................................................................  65
WHERE YOU CAN FIND MORE INFORMATION.............................................................  65

Annex A -- Merger Agreement
Annex B -- Fairness Opinion of Wachovia Capital Markets, LLC
Annex C -- Form of Proxy

                            PRIME GROUP REALTY TRUST
                              77 WEST WACKER DRIVE
                                   SUITE 3900
                             CHICAGO, ILLINOIS 60601

                              ---------------------

                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON _________, 2005

                               SUMMARY TERM SHEET

OVERVIEW

      This summary highlights selected information contained in this proxy statement and may not contain all of the information regarding the merger agreement and the mergers that is important to you. To better understand the matters discussed in this summary section, and for a more complete description of the terms of the merger agreement and the mergers, you should read this entire proxy statement and the other documents that are referred to in this proxy statement. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

      In this proxy statement, we may refer to:

      - Prime Group Realty Trust, a Maryland real estate investment trust, as "we," "us," "our," or the "Company";

      - Prime Group Realty, L.P., a Delaware limited partnership of which the Company is the sole general partner, as the "Operating Partnership";

      - Prime Office Company, LLC, a Delaware limited liability company, as "Prime Office" or the "buyer";

      - Prime Office Merger Sub, LLC, a Maryland limited liability company, as "Merger Sub";

      - Prime Office Merger Sub I, LLC, a Delaware limited liability company, as "OP Merger Sub"; and

      - The Lightstone Group, LLC, a New Jersey limited liability company, as "Lightstone".

      Information about Prime Office, Merger Sub, OP Merger Sub and Lightstone contained in this proxy statement has been provided by Lightstone. We make no representation or warranty with respect to such information.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting (page )

      The special meeting of our common shareholders will be held on ______________, 2005 at 10:00 a.m., local time, at 35 West Wacker Drive, 35th
Floor, Conference Room 35A, Chicago, Illinois.

Purpose of the Special Meeting (page )

      You are being asked to consider and vote to approve the agreement and plan of merger, dated as of February 17, 2005, by and among Prime Office, Merger Sub, OP Merger Sub, us and the Operating Partnership (the "merger agreement"), and the merger of Merger Sub with and into the Company which, if completed, will result in your right to receive a cash payment of $7.25 per common share that you own, without interest. In accordance with the merger agreement, the acquisition of the Company will be accomplished by the merger of Merger Sub with and into the Company, with the Company remaining as the surviving entity (the "Company merger"). In addition and as part of the proposed transaction, the buyer will acquire, immediately prior to the Company merger, the outstanding minority interest in the Operating Partnership held by its limited partners through the merger of OP Merger Sub with and into the Operating Partnership, with the Operating Partnership remaining as the surviving partnership (the "Partnership merger" and, together with the Company merger, the "mergers").

Record Date, Shares Entitled to Vote, Voting Power(page )

      Our board of trustees has fixed the close of business on ________, 2005 as the record date for determining those common shareholders entitled to notice of, and to vote at, the special meeting. Only common shareholders of record on the record date are entitled to notice of, and to vote at, the special meeting.

      On the record date, there were 23,681,371 of our common shares issued and outstanding.

      Common shareholders of record on the record date will be entitled to one vote per share they own on the proposal to approve the merger agreement and the Company merger (the "merger proposal") and any other matter that may properly come before the special meeting and any adjournment(s) or postponement(s) of that meeting, including the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of the merger proposal.

Quorum and Vote Required (page )

      The presence of holders in person or by proxy representing at least a majority of the issued and outstanding common shares at the special meeting will constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting.

      The merger agreement and the Company merger must be approved by the affirmative vote of the holders of our common shares casting at least a majority of the votes entitled to be cast at the special meeting. The merger agreement and Partnership merger must be approved by the affirmative vote of the holders (including the Company) of a majority of the outstanding common units of partnership interest (the "Common Units") in the Operating Partnership, with the Company voting its Common Units (the "GP Common Units") in the same proportion as the holders of our common shares voted their common shares at the special meeting.

      If the requisite holders of our common shares approve the merger proposal at the special meeting, then we, in our capacity as the sole general partner of the Operating Partnership, will promptly thereafter conduct the vote of the holders of the Common Units on the merger agreement and the mergers.

Proxies, Voting and Revocation (page )

      Common shares represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting, and at any adjournment(s) or postponement(s) of that meeting, in accordance with the instructions on those proxies. If a proxy is duly executed and submitted without instructions, the common shares represented by that proxy will be voted "FOR" the approval of the merger proposal.

      A proxy may be revoked by the person who executed it at, or before, the special meeting by: (a) delivering to our secretary a written notice of revocation of a previously-delivered proxy bearing a later date than the proxy;

(b) duly executing, dating and delivering to our secretary a subsequent proxy; or (c) attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

Solicitation of Proxies and Expenses (page )

      We have engaged ___________ to solicit proxies on behalf of the Company. The cost of solicitation of proxies on our behalf will be borne by us. In addition, we may use the services of our trustees, officers, employees and others to solicit proxies.

THE MERGERS AND RELATED MATTERS

The Mergers (page )

      Our common shareholders are being asked to approve the Company merger and the merger agreement, pursuant to which OP Merger Sub will merge with and into the Operating Partnership, with the Operating Partnership remaining as the surviving partnership, and pursuant to which Merger Sub will merge with and into the Company, with the Company remaining as the surviving entity, and the other transactions contemplated by the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. Our board of trustees recommends that our common shareholders vote "FOR" the approval of the merger agreement and the Company merger.

Parties to the Mergers (page )

      The agreement and plan of merger, dated February 17, 2005, is by and among Prime Office, Merger Sub, OP Merger Sub, us and the Operating Partnership.

      We are a fully-integrated, self-administered and self-managed real estate investment trust which owns, manages, leases, develops, and redevelops primarily office real estate in the Chicago metropolitan area. We conduct substantially all of our operations through our Operating Partnership of which we are the sole general partner. Our principal office is located at 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601 and our telephone number is (312) 917-1300. Our series B preferred shares and common shares trade on the New York Stock Exchange under the trading symbols "PGRpB" and "PGE", respectively.

      Prime Office is a Delaware limited liability company formed and controlled by Lightstone. Lightstone is a New Jersey limited liability company headquartered in Lakewood, New Jersey that is engaged in the ownership and management of a diversified portfolio of apartments and office, industrial and retail properties in 25 states and Puerto Rico. David Lichtenstein is the chief executive officer and controlling equity holder in Lightstone. Lightstone's principal offices are located at 326 Third Street, Lakewood, New Jersey 08701 and its telephone number is (732) 367-0129.

      OP Merger Sub is a Delaware limited liability company recently formed for the sole purpose of acquiring the Operating Partnership in the merger. OP Merger Sub is owned by Prime Office.

      Merger Sub is a Maryland limited liability company recently formed for the sole purpose of acquiring us in the merger. Merger Sub is owned by Prime Office.

Merger Consideration (page )

      At the effective time of the Partnership merger, each outstanding Common Unit in the Operating Partnership held by limited partners (each, an "LP Unit") will be converted into the right to receive $7.25 per LP Unit, in cash, without interest. At the effective time of the Company merger, each issued and outstanding common share will be converted into the right to receive $7.25 per share, in cash, without interest.

      The limited partners of the Operating Partnership who exchange their LP Units for our common shares prior to the effective time of the mergers will receive at the effective time of the mergers the right to receive $7.25 per common share owned by such holders, in cash, without interest.

      If approved and completed, the mergers will result in aggregate consideration of $193,995,000 payable to our common shareholders and holders of the LP Units in the Operating Partnership.

Options and Warrants (page )

      At the time of the Company merger, each holder of an outstanding option to acquire our common shares, whether or not then exercisable or vested, will have the right to receive, in consideration for the cancellation of his or her options, a cash amount, without interest, equal to the number of common shares subject to the cancelled options multiplied by the amount by which $7.25 exceeds the exercise price of the option. Notwithstanding the foregoing, if the exercise price of any option equals or exceeds $7.25, no cash shall be paid with regard to such option to the holder of such option.

      At the time of the Company merger, each outstanding warrant to acquire our common shares will be (1) automatically modified to provide that the exercise price for each common share underlying such warrant shall be $7.25 and the number of common shares underlying such warrant shall be adjusted to reflect the modified exercise price and (2) automatically converted into the right upon exercise to receive, in lieu of common shares otherwise receivable upon exercise of the warrant, an aggregate amount of cash, without interest, equal to the product of (x) $7.25 and (y) the maximum number of common shares otherwise subject to the warrant, less the aggregate modified exercise price under the warrant. As a result of the foregoing, as a practical matter, no cash will be paid with regard to such warrants, and the warrants will no longer be exercisable for the purchase of our common shares.

Effective Time of the Mergers (page )

      The mergers will become effective as of the date and time specified in (a) the merger certificate which will be filed with the Secretary of State of the State of Delaware, with respect to the merger between OP Merger Sub and the Operating Partnership and (b) the articles of merger which will be filed with the State Department of Assessments and Taxation of the State of Maryland in accordance with the Maryland REIT Law and the Maryland Limited Liability Company Act, with respect to the merger between Merger Sub and the Company. The effective time is expected to occur as expeditiously as possible after approval of the merger agreement and the mergers by the requisite holders of our common shares and the requisite holders of the Common Units and the satisfaction or waiver of all other conditions to closing contained in the merger agreement.

Certain Effects of the Mergers (page )

      Pursuant to the merger agreement, OP Merger Sub will be merged directly into the Operating Partnership with the Operating Partnership remaining as the surviving partnership. At the effective time of the Partnership merger, the GP Common Units issued and outstanding immediately prior to the Partnership merger shall be converted automatically into the right to receive cash and common general partnership interests in the surviving partnership, and the equity interests of OP Merger Sub issued and outstanding immediately prior to the Partnership merger shall be converted automatically into units of limited partner interest in the surviving partnership. As a result of the Partnership merger, all of the outstanding general partner interests of the surviving partnership will be owned by the Company and all of the limited partner interests in the surviving partnership will be owned by Prime Office.

      Also, pursuant to the merger agreement, Merger Sub will be merged directly into the Company with the Company remaining as the surviving entity. At the effective time of the Company merger, the equity interests of Merger Sub issued and outstanding immediately prior to the Company merger shall be converted automatically into and become fully paid and non-assessable common shares of beneficial interest of the surviving entity. As a result of the mergers, we and all of our subsidiaries, including the Operating Partnership, will be subsidiaries of the buyer. Following the Company merger, holders of our common shares will have no ownership interest in the surviving entity and, as a result, will not have the opportunity to share in any of our future earnings or growth. In addition, our common shares will be de-listed from and will no longer trade on the New York Stock Exchange.

      The mergers will have no effect on the voting powers, rights or preferences of the holders of our outstanding series B preferred shares and, after the completion time of the mergers, such shares will remain outstanding as the series B preferred shares of the surviving entity. Following the completion of the mergers, and until the earlier of five years thereafter and the first date on which no series B preferred shares remain outstanding, the surviving entity will publicly file periodic and other reports with the Securities and Exchange Commission whether or not such filings are then required by the Securities and Exchange Commission, unless such filings are not accepted by the Securities and Exchange Commission. While the New York Stock Exchange has discretionary authority to de-list our series B preferred shares following the completion of the mergers, we have been informed by the New York Stock Exchange that it does not customarily exercise such authority in situations similar to ours. Therefore, we expect our series B preferred shares will continue to be traded on the New York Stock Exchange after the effective time of the mergers.

      Our charter contains an ownership limit that restricts the ownership of our common and series B preferred shares by any person, entity or group to a maximum of 9.9%, in number or value, of our outstanding common and series B preferred shares. Although the Company merger will not modify the terms of the ownership limit presently in our charter, the number of outstanding common shares of the surviving entity following the Company merger will amount to only 1% (or approximately 237,000 shares) of our 23,681,371 common shares presently outstanding. As a result, following the mergers, the ownership limit in the surviving entity's charter will restrict the maximum ownership of the series B preferred shares of the surviving entity by any person, entity or group to a fewer number of shares than was permissible prior to the Company merger.

      The terms of the merger agreement permit us to pay a distribution of $0.5625 per series B preferred share for each calendar quarter ending after December 31, 2004. Accordingly, on February 28, 2005, our board of trustees declared a quarterly dividend of $0.5625 per share to our series B preferred shareholders of record on March 31, 2005, which relates to the fourth quarter 2003 dividend period, the earliest accrued but unpaid quarterly dividend on our series B preferred shares. In addition, the merger agreement provides that we shall, prior to the closing date of the mergers, conditionally declare, and on the closing date of the mergers, pay out of our available cash, distributions on the series B preferred shares for (i) each of the calendar quarters which have not been declared and paid prior to the closing date of the mergers and (ii) the calendar quarter in which the closing date of the mergers occurs. Currently, distributions on our series B preferred shares are in arrears for five calendar quarters for a total of $11.3 million.

Financing for the Mergers (page )

      The total amount of cash required to consummate the transactions contemplated by the merger agreement, including payment of related fees and expenses, is estimated to be approximately $198 million.

      Buyer will pay the merger consideration with its available cash on hand and borrowed funds. Buyer's obligation under the merger agreement to complete the mergers is not conditioned on buyer obtaining third-party financing arrangements.

Litigation with Prime/Mansur (page )

      On October 27, 2004, we entered into an agreement and plan of merger with Prime/Mansur Investment Partners, LLC ("Prime/Mansur") and two of its subsidiaries. Prime/Mansur is a joint-venture formed and controlled by E. Barry Mansur and including Michael W. Reschke, our former chairman and a former member of our board of trustees. Under the Prime/Mansur merger agreement, Prime/Mansur agreed to acquire our outstanding common shares and outstanding LP Units for $6.70 per share/LP Unit in cash. Our board of trustees approved the transaction subject to Prime/Mansur obtaining a satisfactory financing commitment for the transaction. On November 10, 2004, we announced the Prime/Mansur merger agreement terminated automatically in accordance with its terms because Prime/Mansur did not obtain a financing commitment that satisfied the requirements of the Prime/Mansur merger agreement. On December 8, 2004, we announced that we had filed an action in Maryland state court seeking a declaratory judgment that the Prime/Mansur merger agreement terminated automatically in accordance with its terms on November 9, 2004. On January 3, 2005, Prime/Mansur filed a lawsuit against us in Maryland state court alleging, among other things, that we wrongfully terminated and otherwise breached the Prime/Mansur merger agreement. At an April 6, 2004 hearing, the Maryland state court dismissed four out of the nine counts Prime/Mansur filed against us. With our concurrence, the Maryland state court also dismissed our declaratory judgment action complaint because the court's previous decision to consolidate the two complaints rendered our declaratory judgment complaint redundant of the breach of contract claims contained in Prime/Mansur's complaint.

      We vigorously deny the allegations in the Prime/Mansur complaint and believe the allegations have no merit. We intend to vigorously defend ourselves against the Prime/Mansur lawsuit and will continue to aggressively pursue our rights against Prime/Mansur.

      Resolution of the Prime/Mansur litigation is not a condition to the completion of the mergers, however, an order of a court of competent jurisdiction enjoining the mergers could delay or prohibit the mergers.

      Under the merger agreement, the buyer acknowledged and agreed that it is acquiring us subject to the Prime/Mansur litigation and they are assuming the liability for all costs and expenses arising out of the Prime/Mansur litigation. Prior to the closing of the mergers, we will retain control over the prosecution, defense and settlement of the Prime/Mansur litigation, subject to the approval of the buyer to any settlement, which may not be unreasonably withheld. After the closing of the mergers, the buyer will have control over the prosecution, defense and settlement of the Prime/Mansur litigation.

Conditions to the Mergers (page )

      The merger agreement and the mergers must be approved by:

      - first, the affirmative vote of the holders of our common shares casting at least a majority of the votes entitled to be cast at the special meeting; and

      - second, the affirmative vote of the holders (including the Company) of a majority of the Common Units in the Operating Partnership, with the Company voting its Common Units in the same proportion as the holders of our common shares voted their common shares at the special meeting.

      In addition, the parties must satisfy or waive all other conditions specified in the merger agreement.

Termination of the Merger Agreement (page ); Fees and Payment of Expenses
(page )

      The merger agreement may be terminated and the mergers abandoned at any time before they are completed under certain circumstances, including by:

      -     mutual consent of the parties,

      - either party, if the Company merger shall not have been consummated by August 31, 2005, subject to a 60-day extension if the closing does not occur by such date due to a restraining order or similar ruling of a governmental authority, or

      - either party, if a temporary or permanent order or similar ruling has been issued restraining or prohibiting either of the mergers which is in effect at the time scheduled for the consummation of the mergers.

      Prime Office may terminate the merger agreement prior to our obtaining the requisite common shareholder approval of the merger agreement and mergers if:

      - our board of trustees withdraws or adversely modifies its recommendation of the Company merger,

      - our board of trustees recommends that the common shareholders approve a transaction whereby a person other than Prime Office shall acquire 15% or more of our beneficial ownership (a "Competing Transaction"), or

      - our board of trustees determines to accept a proposal or offer which is more favorable from a financial point of view to our common shareholders, is not subject to any material contingency and is reasonably capable of being consummated (a "Superior Competing Transaction").

      We may terminate the merger agreement, at any time prior to obtaining the requisite common shareholder approval of the merger agreement and mergers and after satisfying certain notice requirements, if we receive a competing proposal from a third party and our board of trustees determines in good faith after consultation with our financial advisor and outside legal counsel that the competing proposal is a Superior Competing Transaction and resolves to enter into an agreement relating thereto.

      We have agreed to pay Prime Office a termination fee of $10.0 million if the merger agreement is terminated because:

      - our board of trustees has resolved to enter into a Superior Competing Transaction,

      - our board of trustees has withdrawn or adversely modified its recommendation of the Company merger,

      - our board of trustees has recommended that the common shareholders approve another transaction or has determined to accept an offer for a Superior Competing Transaction,

      - a Company material adverse effect (as defined in the merger agreement) has occurred which is due to the fault of the Company, or

      - we breach a representation, warranty, agreement or covenant under the merger agreement that prevents satisfaction of a closing condition.

      We have agreed to pay Prime Office up to $1.0 million to reimburse Prime Office for its expenses if the merger agreement is terminated because:

      - either the requisite shareholder vote or the requisite vote of the holders of the Common Units in the Operating Partnership is not obtained, or

      - a Company material adverse effect has occurred which is not due to the fault of the Company.

      We have agreed to pay Prime Office up to $3.0 million to reimburse Prime Office for its expenses if the merger agreement is terminated because of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to Prime/Mansur Investment Partners, LLC or any of its affiliates.

      Prime Office has agreed to pay to us, as liquidated damages, an amount equal to $10.0 million if the merger agreement is terminated because Prime Office breaches a representation, warranty, agreement or covenant under the merger agreement that prevents satisfaction of a closing condition.

Recommendation of our Board of Trustees (page )

      Our board of trustees has unanimously approved the merger agreement and the mergers and recommends that our common shareholders vote "FOR" the approval of the merger agreement, the Company merger and the other transactions contemplated by the merger agreement.

Opinion of Financial Advisor (page )

      Wachovia Capital Markets, LLC ("Wachovia") acted as financial advisor to our board of trustees and Wachovia has provided an opinion to our board of trustees that the consideration to be received by each of our common shareholders pursuant to the merger agreement is fair, from a financial point of view, to such holders.

Interests of Certain Persons in the Mergers (page )

      Certain of our trustees, executive officers and employees may have interests in the mergers that are different from, or in addition to, the interests that apply to our common shareholders generally.

Non-Solicitation of Alternative Transaction; Change in Recommendation (page )

      The merger agreement prohibits the Company, our trustees, our officers or our representatives from encouraging, soliciting or facilitating a Competing Transaction. However, prior to the effective time of the mergers, we may participate in negotiations with and may provide information to a third party that has made an unsolicited proposal to acquire more than 15% of our beneficial ownership if our board of trustees determines in good faith, after consultation with our financial advisor and legal counsel, that the offer is a Superior Competing Transaction. Our board of trustees may withdraw or modify in a manner adverse to the buyer its recommendation to our common shareholders to approve the Company merger and merger agreement only in the following two events:

      - our board of trustees has received an offer for a Superior Competing Transaction which is not subsequently withdrawn; or

      - our board of trustees determines in good faith and on a reasonable basis, after consultation with our legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under Maryland law.

      In the event our board of trustees withdraws or modifies its recommendation, the buyer has the right to terminate the merger agreement. In connection with an offer for a Superior Competing Transaction, we have the right to terminate the merger agreement.

Dissenters' Rights (page )

      Our common shareholders are not entitled to dissenters', appraisal or similar rights under Maryland law in connection with the Company merger. Similarly, the holders of LP Units in the Operating Partnership are not entitled to dissenters', appraisal or similar rights under Delaware law in connection with the Partnership merger.

                QUESTIONS AND ANSWERS ABOUT THE MERGER AGREEMENT

Q:    WHAT AM I BEING ASKED TO VOTE ON?

A:    We have entered into a merger agreement with Prime Office, an affiliate of
Lightstone, and two subsidiaries of Prime Office, Merger Sub and OP Merger Sub. A copy of the merger agreement is attached to this proxy statement as Annex A. The merger agreement provides that Prime Office will acquire us in exchange for $7.25 in cash, without interest, for each of our common shares, and $7.25 in cash, without interest, for each LP Unit of the Operating Partnership. Prime Office's acquisition of the Company will be accomplished by (i) the merger of OP Merger Sub with and into the Operating Partnership (the "Partnership merger") and (ii) the merger of Merger Sub with and into the Company (the "Company merger").

      In order to complete the mergers, our common shareholders must vote to approve the merger agreement and the Company merger. This proxy statement contains important information about the mergers and the merger agreement. You should read this proxy statement and the attached Annex A carefully. The enclosed proxy card allows you, as a common shareholder of Prime Group Realty Trust, to vote your common shares without attending the special meeting.

Q:    WHAT WILL I RECEIVE IN THE COMPANY MERGER?

A:    You will be entitled to receive cash in the amount of $7.25 per share, without interest, for each common share you own immediately prior to the merger.

Q:    WHAT IF I DO NOT CAST A VOTE?

A:    Your failure to vote or instruct your broker how to vote will have the same effect as a vote against the mergers.

Q:    WHERE AND WHEN IN THE SPECIAL MEETING?

A:    The special meeting will take place on _________, 2005 at 35 West Wacker
Drive, 35th Floor, Conference Room 35A, Chicago, Illinois, at 10:00 a.m., local time.

Q:    WHAT IS THE RECOMMENDATION OF OUR BOARD OF TRUSTEES?

A:    Our board of trustees has approved the merger agreement and the mergers and recommends that our common shareholders vote "FOR" the merger agreement, the Company merger and the other transactions contemplated by the merger agreement. You should read "The Mergers -- Recommendation of Our Board of Trustees" on pages ___ through ___ for a discussion of the factors that our board of trustees considered in deciding to recommend the approval of the merger agreement and the Company merger.

Q:    WHY IS OUR BOARD OF TRUSTEES RECOMMENDING THAT I VOTE "FOR" THE PROPOSAL
TO APPROVE THE MERGER AGREEMENT AND THE COMPANY MERGER?

A:    Our board of trustees carefully reviewed and considered the terms and conditions of the merger agreement and proposed mergers. Based on this review, our board of trustees determined that the merger agreement and the transactions contemplated thereby, including the Company merger, are advisable, fair to and in the best interests of the Company and our common shareholders and directed that the merger agreement and the Company merger be submitted to the common shareholders for consideration. In reaching its decision to approve the merger agreement and the mergers and to recommend the approval of the merger agreement and the Company merger by our common shareholders, our board of trustees consulted with our management, as well as our legal and financial advisors, and considered the terms of the merger agreement and the transactions contemplated by the merger agreement. Our board of trustees also considered each of the factors set forth on pages __ through __ under "The Mergers -- Recommendation of Our Board of Trustees."

Q:    WHAT VOTE IS REQUIRED TO APPROVE THE MERGERS?

A:    The merger agreement and the mergers must be approved by:

      - first, the affirmative vote of the holders of our common shares casting at least a majority of the votes entitled to be cast at the special meeting; and

      - second, the affirmative vote of the holders (including the Company) of a majority of the outstanding common units of partnership interest (the "Common Units") in the Operating Partnership, with the Company voting its Common Units in the same proportion as the holders of our common shares voted their common shares at the special meeting.

      We urge you to complete, execute and return the enclosed proxy card to assure the representation of your shares at the special meeting.

Q:    WHO MAY VOTE AT THE SPECIAL MEETING?

A:    Only holders of record of our common shares as of the close of business on
__________, 2005 may vote at the special meeting. As of _________, 2005, there were 23,681,371 common shares outstanding.

Q:    WHAT STEPS DID OUR BOARD OF TRUSTEES TAKE TO DETERMINE THAT THE PRICE PER
SHARE I WILL RECEIVE IN THE PROPOSED COMPANY MERGER IS FAIR TO ME FROM A FINANCIAL POINT OF VIEW?

A:    The board of trustees engaged Wachovia to act as its financial advisor and
Wachovia has provided a written opinion to our board of trustees that the consideration to be received by each of our common shareholders pursuant to the merger agreement is fair, from a financial point of view, to such holders.

Q:    WHAT WILL HAPPEN TO SHARE OPTIONS AND WARRANTS IN THE MERGER?

A:    At the time of the Company merger, each holder of an outstanding option to acquire our common shares, whether or not then exercisable or vested, will have the right to receive, in consideration for the cancellation of his or her options, a cash amount, without interest, equal to the number of common shares subject to the cancelled options multiplied by the amount by which $7.25 exceeds the exercise price of the option. Notwithstanding the foregoing, if the exercise price of any option equals or exceeds $7.25, no cash shall be paid with regard to such option to the holder of such option.

      At the time of the Company merger, each outstanding warrant to acquire our common shares will be (1) automatically modified to provide that the exercise price for each common share underlying such warrant shall be $7.25 and the number of common shares underlying such warrant shall be adjusted to reflect the modified exercise price and (2) automatically converted into the right upon exercise to receive, in lieu of common shares otherwise receivable upon exercise of the warrant, an aggregate amount of cash, without interest, equal to the product of (x) $7.25 and (y) the maximum number of common shares otherwise subject to the warrant less the aggregate modified exercise price under the warrant. As a result of the foregoing, as a practical matter, no cash will be paid with regard to such warrants, and the warrants will no longer be exercisable for the purchase of our common shares.

Q:    IF I HOLD ANY OF THE COMPANY'S SERIES B PREFERRED SHARES, HOW WILL THESE
SHARES BE TREATED IN THE COMPANY MERGER?

A:    The Company's outstanding series B preferred shares will be unaffected by the Company merger and will continue to be outstanding as series B preferred shares of the surviving entity following the completion of the Company merger.

Q:    WHAT WILL HAPPEN TO THE ONGOING LITIGATION BETWEEN THE COMPANY AND
PRIME/MANSUR?

A:    We intend to vigorously defend ourselves against the Prime/Mansur lawsuit and pursue our rights against Prime/Mansur in the litigation, including seeking a judgment that the Prime/Mansur merger agreement terminated automatically in accordance with its terms.

      Under the merger agreement with Prime Office, the buyer acknowledged that it is acquiring the Company subject to the Prime/Mansur litigation and it will assume the liability for all costs and expenses arising out of the Prime/Mansur litigation. Prior to the closing of the mergers, we will retain control over the prosecution, defense and settlement of the Prime/Mansur litigation, subject to the approval of the buyer to any settlement, which may not be unreasonably withheld. After the closing of the mergers, the buyer will have control over the prosecution, defense and settlement of the Prime/Mansur litigation.

      Resolution of the Prime/Mansur litigation is not a condition to the completion of the mergers, however, an order of a court of competent jurisdiction enjoining the mergers could delay or prohibit the mergers.

Q:    WHAT ARE THE TAX CONSEQUENCES OF THE COMPANY MERGER TO ME?

A:    If the mergers are completed, the exchange of common shares by our shareholders in return for the merger consideration will be a taxable transaction for federal income tax purposes. To review the tax consequences of the mergers in greater detail, see "Material Federal Income Tax Consequences" beginning on page ___. Your tax consequences will depend on your personal situation. You should contact your own tax advisor for a full understanding of the applicable federal, state, local, foreign, and other tax consequences to you resulting from the mergers.

Q:    WHAT RIGHTS DO I HAVE IF I OPPOSE THE MERGERS?

A:    You may vote against the mergers by indicating a vote against the proposal on your proxy card and signing and mailing your proxy card, or by voting against the mergers in person at the special meeting. Our common shareholders are not entitled to dissenters', appraisal or similar rights under Maryland law in connection with the Company merger. Similarly, holders of LP Units in the Operating Partnership are not entitled to dissenters', appraisal or similar rights under Delaware law in connection with the Partnership merger.

Q:    WHEN DO YOU EXPECT THE MERGERS TO BE COMPLETED?

A:    We hope to complete the mergers as soon as possible after the special meeting and the subsequent vote of the holders of Common Units in the Operating Partnership.

Q:    IF THE MERGERS ARE COMPLETED, WHEN CAN I EXPECT TO RECEIVE THE MERGER
CONSIDERATION FOR MY COMMON SHARES?

A:    Promptly after the mergers are completed, you will receive detailed instructions regarding the surrender of your common share certificates. You should not send your share certificates to us or anyone else until you receive those detailed instructions. The paying agent will arrange for the payment of the merger consideration to be sent to you as promptly as practicable following receipt of your common share certificates and other required documents.

Q:    WHAT WILL HAPPEN TO MY SHARES AFTER THE COMPANY MERGER?

A:    After completion of the Company merger, each of your common shares will represent solely the right to receive $7.25 in cash, without interest. You will have no continuing equity interest in the surviving entity, and will not share in any of the surviving entity's future earnings, dividends and distributions or growth.

Q:    WHAT DO I NEED TO DO NOW?

A:    This proxy statement contains important information regarding the merger agreement and the mergers, as well as information about us and the buyer. It also contains important information about what our board of trustees considered in approving the merger agreement and the mergers. We urge you to read this proxy statement carefully, including the attached Annexes. You may also want to review the documents referenced under "Where You Can Find More Information."

Q:    HOW DO I VOTE?

A:    Just indicate on your proxy card how you want to vote, sign your proxy card and mail it in the enclosed postage-paid envelope as soon as possible so that your common shares will be represented at the special meeting. You may attend the special meeting and vote your common shares in person, rather than voting by proxy. In addition, you may withdraw your proxy up to, and including, the day of the special meeting by (a) submitting a subsequent proxy to change your vote, (b) providing written notice to our secretary or (c) attending the special meeting and voting in person. YOU SHOULD BE AWARE THAT THE FAILURE TO VOTE, AN ABSTENTION OR A BROKER NON-VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGERS.

Q:    WHAT HAPPENS IF I SELL MY SHARES BEFORE THE SPECIAL MEETING OR THE
EFFECTIVE TIME OF THE MERGERS?

A:    The record date for the special meeting is earlier than the expected completion date of the mergers. If you held your common shares on the record date but have transferred those common shares after the record date and before the mergers, you will retain your right to vote at the special meeting but not the right to receive the merger consideration. The right to receive the merger consideration will pass to the person to whom you transferred your common shares.

Q:    IF MY COMMON SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER
VOTE MY COMMON SHARES FOR ME?

A:    Your broker will vote your common shares only if you provide instructions to your broker on how to vote. You should contact your broker and ask what information your broker will need from you. Your broker will not be able to vote your common shares without instructions from you. If you do not provide instructions to your broker, your common shares will not be voted and this will have the same effect as a vote "AGAINST" the proposal to approve the merger agreement and the mergers.

Q:    WHAT WILL THE BUYER RECEIVE IF THE MERGER AGREEMENT IS TERMINATED?

A:    We have agreed to pay the buyer a termination fee of $10.0 million if the mergers are not completed under certain circumstances, including our election to pursue a proposal which our board of trustees believes is superior. In certain circumstances in which the mergers have not been completed, no termination fee will be payable by us but we have agreed to reimburse the buyer for its expenses, in the case of a termination as a result of the failure to obtain approval of our common shareholders or holders of Common Units to the mergers or a Company material adverse effect (as defined in the merger agreement) which is not due to the fault of the Company has occurred, up to $1.0 million, and in the case of a termination as a result of a final order enforcing specific performance or compelling the sale of the Company or the Operating Partnership to Prime/Mansur, up to $3.0 million.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

      If you would like additional copies of this document, or if you would like to ask any additional questions about the merger, you should contact:

      Prime Group Realty Trust               Prime Office Company, LLC
      77 West Wacker Drive                   c/o The Lightstone Group, LLC
      Suite 3900                             326 Third Street
      Chicago, Illinois 60601                Lakewood, New Jersey 08701
      (312) 917-1300                         (732) 367-0129
      Attn:  General Counsel                 Attn: General Counsel

           CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

      This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to us that are based on the beliefs of management as well as assumptions made by us and information currently available to us. Forward-looking statements include statements concerning projected financial data, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical fact, including statements regarding the completion of the merger. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. These statements are based on our current expectations and naturally subject to uncertainty and change in circumstances. Actual results may vary materially from the expectations contained in this document and we cannot assure you that the mergers will be consummated. The following factors, among others, could cause results to differ materially from those described herein: failure to obtain the requisite vote of our common shareholders or holders of common partnership interests in the Operating Partnership to approve the mergers; the costs related to the mergers; the potential for litigation challenging the mergers; and other economic, business, competitive and/or regulatory factors affecting our business generally. More detailed information about those factors is set forth in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Unless required by law, we undertake no obligations to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                               THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

      The special meeting will be held on __________, 2005 at 10:00 a.m., local time, at 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois.

PURPOSE OF THE SPECIAL MEETING

      You are being asked to consider and vote to approve the agreement and plan of merger, dated as of February 17, 2005, by and among Prime Office, Merger Sub, OP Merger Sub, us and the Operating Partnership (the "merger agreement") that provides that the Company will be acquired by the buyer, an affiliate of Lightstone, in exchange for a cash payment of $7.25 per common share, without interest, to our common shareholders. In addition and as a part of the proposed transaction, the buyer will acquire, immediately prior to the Company merger, the outstanding minority interests in the Operating Partnership held by its limited partners through the merger of OP Merger Sub with and into the Operating Partnership, with the Operating Partnership being the surviving entity (the "Partnership merger"). In accordance with the merger agreement, the acquisition of the Company will be accomplished by the merger of Merger Sub with and into the Company, with the Company being the surviving entity (the "Company merger"). As a result of the mergers, you will have no future ownership interest in the surviving entities and, as a result, will not have the opportunity to share in any of our future earnings or growth. As a further result of the mergers, we and all of our subsidiaries, including the Operating Partnership, will be subsidiaries of the buyer. In addition, our common shares will be de-listed from and will no longer trade on the New York Stock Exchange.

RECORD DATE, SHARES ENTITLED TO VOTE AND VOTING POWER

      Our board of trustees has fixed the close of business on _______________, 2005 as the record date for determining those common shareholders entitled to notice of, and to vote at, the special meeting. Only common shareholders of record on the record date are entitled to notice of, and to vote at, the special meeting.

      On the record date, there were 23,681,371 of our common shares issued and outstanding.

      Common shareholders of record on the record date will be entitled to one vote per common share they own. Holders of our common shares will vote on the proposal to approve the merger agreement and the Company merger and on any applicable matter that may properly come before the special meeting and any adjournment(s) or postponement(s) of that meeting, including the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of the merger proposal.

QUORUM AND VOTE REQUIRED

      Our bylaws require the presence, in person or by duly executed proxy, of holders of at least a majority of the issued and outstanding shares of each class of beneficial interest entitled to be voted on a particular proposal at the special meeting to constitute a quorum at the special meeting for such proposal. For purposes only of determining the presence or absence of a quorum for a particular proposal, we intend to count abstentions and broker non-votes as present at the special meeting. Abstentions and broker non-votes are not, however, counted as votes cast and, therefore, have the same effect as a vote "AGAINST" the merger. Broker non-votes are proxies from brokers or other nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

      The merger agreement and the mergers must be approved by:

      - first, the affirmative vote of the holders of our common shares casting at least a majority of the votes entitled to be cast; and

      - second, the affirmative vote of the holders (including the Company) of a majority of the Common Units in the Operating Partnership, with the Company voting its Common Units in the same proportion as the holders as our common shares voted their common shares at the special meeting.

      If the requisite holders of our common shares approve the proposed transaction at the special meeting, then we, in our capacity as the sole general partner of the Operating Partnership, will promptly thereafter conduct the vote of the holders of the Common Units on the merger agreement and the mergers.

PROXIES, VOTING AND REVOCATION

      Common shares represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting, and at any adjournment(s) or postponement(s) of that meeting, in accordance with the instructions on those proxies. If a proxy is duly executed and submitted without instructions, the common shares represented by that proxy will be voted "FOR" the approval of the merger agreement and the mergers. Proxies are being solicited on behalf of our board of trustees.

      A proxy may be revoked at any time before it is voted at the special meeting. A proxy may be revoked by the person who executed it at, or before, the special meeting by:

      - delivering to our secretary a written notice of revocation of a previously-delivered proxy bearing a later date than the proxy;

      - duly executing, dating and delivering to our secretary a subsequent proxy; or

      -     attending the special meeting and voting in person.

      Attendance at the special meeting will not, in and of itself, constitute a revocation of a previously delivered proxy.

      Any written notice revoking a proxy should be delivered to Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601,
Attention: Secretary.

SOLICITATION OF PROXIES AND EXPENSES

      We will bear the entire cost of solicitation of proxies on our behalf from our common shareholders. We have retained ________________ to assist in soliciting proxies and will pay them a fee of $______ plus reasonable out of pocket expenses in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names our common shares beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners of our common shares for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by, in addition to ___________, our trustees, officers or other regular employees of our Company. No additional compensation will be paid to our trustees, officers or other regular employees for these services.

EFFECTIVE TIME OF THE MERGERS

      The mergers will become effective as of the date and time specified in (a) the merger certificate which will be filed with the Secretary of State of the State of Delaware, with respect to the merger between OP Merger Sub and the Operating Partnership and (b) the articles of merger which will be filed with the State Department of Assessments and Taxation of the State of Maryland in accordance with the Maryland REIT Law and the Maryland Limited Liability Company Act, with respect to the merger between Merger Sub and the Company. The effective time is expected to occur as expeditiously as possible after we obtain the approval of the common shareholders and the holders of Common Units in the Operating Partnership to the merger agreement and the mergers and the satisfaction or waiver of all other conditions to closing contained in the merger agreement.

                                  PARTICIPANTS

      The agreement and plan of merger, dated as of February 17, 2005, as amended, is between Prime Office, Merger Sub, OP Merger Sub, us and the Operating Partnership.

      We are a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) which owns, manages, leases, develops, and redevelops primarily office real estate in the Chicago metropolitan area. We conduct substantially all of our operations through our Operating Partnership of which we are the sole general partner. Our principal office is located at 77 West Wacker Drive, Chicago, Illinois 60601 and our telephone number is (312) 917-1300. Our series B preferred shares and common shares trade on the New York Stock Exchange under the trading symbols "PGRpB" and "PGE", respectively. Our portfolio of properties consists of 11 office properties containing an aggregate of 4.6 million net rentable square feet, one industrial property comprised of approximately 120,000 square feet. All of our properties are located in the Chicago metropolitan area in prime business locations within established business communities and account for all of our rental revenue and tenant reimbursements revenue. We also own three joint venture interests in office properties totaling 2.8 million net rentable square feet, and approximately 6.3 acres of land suitable for new construction. For additional information, visit our website at www.pgrt.com.

      Lightstone is a New Jersey limited liability company which has become one of the largest residential and commercial owners and operators of real estate in the United States today. Founded in 1988, Lightstone is now ranked among the 25 largest real estate companies in the industry with a diversified portfolio of over 16,000 residential units as well as office, industrial and retail properties totaling approximately 26 million square feet of space in 25 states and Puerto Rico. Headquartered in Lakewood, New Jersey, Lightstone and its affiliates employ over 1,000 professionals with offices in New York, Maryland, Virginia and California. David Lichtenstein is the chief executive officer and controlling equity holder in Lightstone. For more information on Lightstone, contact Lightstone's Lakewood, New Jersey headquarters at (732) 367-0129 or visit www.lightstonegroup.com.

      Merger Sub is a limited liability company formed under the Maryland Limited Liability Company Act. Merger Sub was recently formed for the sole purpose of acquiring us in the Company merger. Merger Sub is owned by Prime Office.

      OP Merger Sub is a limited liability company formed under the laws of the State of Delaware. OP Merger Sub was recently formed for the sole purpose of acquiring the Operating Partnership in the Partnership merger. OP Merger Sub is owned by Prime Office.

      Prime Office is a Delaware limited liability company formed and controlled by Lightstone.

                                   THE MERGERS

GENERAL

      The discussion in this proxy statement of the merger agreement and the mergers is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement, and which is incorporated in this proxy statement by reference. We urge you to carefully read the merger agreement because it is the legal document that governs the mergers.

BACKGROUND TO THE MERGERS

      In late 2002 and early 2003, we engaged each of Wachovia and Merrill Lynch & Company as our financial advisors to assist us in our continuing evaluation of our strategic alternatives, a process that we had commenced in August 2000 and previously disclosed. In February 2004, we extended through December 2004 the engagement with Wachovia, who was then our sole financial advisor, as a result of the expiration of our engagement with Merrill Lynch in December 2003.

      Our financial advisors' activities on our behalf during the period from December 2002 through July 2004 included inquiries of a number of potential buyers to gauge their interest in a possible transaction involving the sale of the Company. As part of this process, we entered confidentiality and standstill agreements with a number of interested third parties which were granted access to confidential information concerning the Company. These interested parties exhibited varying degrees of interest in pursuing a transaction with us and, in some cases, submitted written, preliminary offers to acquire the Company. However, prior to August 2004, none of these contacts resulted in substantial negotiations with us to acquire the Company.

      In June 2004, we instructed Wachovia to contact those parties that had expressed interest in the Company, whether by a response to a prior solicitation of interest on our behalf or unsolicited contact with us, to determine such parties' respective current interest in a possible transaction involving the Company and their offer price.

      On July 29, 2004, Wachovia made a presentation to our board of trustees which, among other things, included an overview of the status of the possible prospects for the sale of the Company, with a detailed discussion of the preliminary written offers from what were then the four most interested third parties. Three of these parties had by then conducted a significant amount of due diligence concerning the Company. As of this date, the purchase price per common share contemplated by the four offers ranged from $5.50 per share to $6.65 per share.

      After extensive discussions during the July 29, 2004 meeting, our board directed our senior management, with the assistance of our financial and legal advisors, to analyze in further detail each of these offers, which included the offer from the third party that had submitted the highest bid of $6.65 per common share ("Company A") and an offer jointly submitted by Mansur & Company and an affiliate of Michael W. Reschke (the participating affiliates of these parties are hereinafter collectively referred to as "Prime/Mansur"), which was the next highest bid of $6.25 per common share. In addition, three of these proposals contemplated that our series B preferred shares and our operating partnership's LP Units would remain outstanding following the completion of the transaction.

      On August 3, 2004, our board convened a meeting by teleconference. Wachovia and representatives of Winston & Strawn LLP, our outside legal advisor, joined the teleconference meeting to review and discuss the bid prices, terms and proposed transaction structures of the offers received from Party A and Prime/Mansur, respectively.

      Wachovia's review included discussion of subsequent increases in the prices offered by three of the four bidders discussed in the July 29, 2004 board meeting. After these increases, Party A's and Prime/Mansur's bids continued to be the two highest bids, with Prime/Mansur's bid having been increased from $6.25 to $6.60 per common share and Party A's bid having been increased from $6.65 to $6.70 per common share. As part of the discussion, Winston & Strawn reviewed and discussed with the board its fiduciary duties under applicable law to our shareholders. Although the terms of Party A's proposal included several structural features that were potentially less favorable than the Prime/Mansur proposal, Party A's proposal then represented the highest available potential value to our common shareholders and, after discussion and consultation with Wachovia and Winston & Strawn, the board directed Mr. Patterson, our president and chief executive officer, James F. Hoffman, our executive vice president - general counsel, and our financial and legal advisors to promptly pursue non-exclusive negotiations with Party A. At that time, our board also requested the chairman of our board and lead trustee with respect to strategic alternatives matters, Douglas Crocker II, to lead the negotiation process and direct Messrs. Patterson and Hoffman during this process to represent our board's interests on a day-to-day basis.

      On August 9, 2004, Messrs. Patterson and Hoffman met with Winston & Strawn to discuss the terms of a draft transaction agreement. Wachovia joined by telephone for a portion of this meeting. On August 11, 2004, after revising the draft transaction agreement to reflect management's comments, Winston & Strawn delivered the draft document to Party A's legal counsel for their review.

      On August 16, 2004, Messrs. Patterson and Hoffman and representatives of Winston & Strawn, Party A and Party A's legal counsel participated in a conference call to review and discuss the principal business and legal issues implicated by the August 11, 2004 draft of the transaction agreement and the terms of Party A's offer.

      On August 17, 2004, Messrs. Patterson and Hoffman, Wachovia and Winston & Strawn participated in a conference call to discuss Party A's financial resources and the business and legal issues identified during the

August 16, 2004 conference call. Later on August 17, 2004, Mr. Hoffman and Winston & Strawn telephoned Party A's legal counsel and relayed and discussed the Company's positions on the business and legal issues covered in the August 16, 2004 conference call. Party A's chairman joined in this call shortly after it commenced. During this call, it became apparent to our negotiation team that Party A's proposal presented several serious legal issues that, if not resolved to our satisfaction, could cause us to abandon our pursuit of a transaction with Party A.

      On August 23, 2004, our board convened a special meeting to discuss the status of negotiations with Party A and other matters. Management, Wachovia and Winston & Strawn participated in the discussions.

      In light of the significant legal issues presented by Party A's proposal, Messrs. Crocker and Patterson believed that it would be prudent to commence a more detailed dialogue with Prime/Mansur regarding its transaction proposal while we continued to attempt to resolve the issues relating to Party A's proposal. On August 26, 2004, our board convened a telephonic meeting during which Messrs. Crocker, Patterson and Hoffman updated the trustees on developments in the effort to sell the Company since the last board meeting, including the significant issues with Party A's proposed transaction. At this time, the board and our negotiation team discussed the Prime/Mansur offer, including the fact that Prime/Mansur had increased its offer price from $6.60 to $6.70 per common share and that its proposal included a request that we grant to Prime/Mansur a period in which we would negotiate with them exclusively.

      As part of this discussion, our board and senior management also discussed the fact that The Prime Group, Inc., which is an affiliate of Prime/Mansur and had been the principal promoter of the Company at the time of our 1997 formation and initial public offering, had a reimbursement obligation to us of approximately $3.2 million under an environmental indemnification agreement (the "PGI indemnification obligation"). The PGI indemnification obligation dated back to our formation and related to certain industrial properties contributed to us by The Prime Group, Inc. as part of the formation transactions. It was the strong view of both our board and our senior management that the PGI indemnification obligation be addressed in connection with any negotiations with Prime/Mansur concerning the possible sale of the Company. The board then authorized our negotiation team to pursue negotiations with Prime/Mansur for a possible sale of the Company with the direction that the PGI indemnification obligation be addressed by The Prime Group, Inc. as a condition of our willingness to proceed to negotiations with Prime/Mansur. Our board also authorized us to negotiate and enter an exclusivity agreement with Prime/Mansur providing for an exclusive period of negotiation of approximately thirty days.

      In late August 2004, after several further telephone discussions between Mr. Crocker and Party A's chairman, our negotiations with Party A were terminated.

      On September 7, 2004, the Company and Prime/Mansur entered an exclusivity agreement under which we agreed to negotiate the terms of a sale of the Company exclusively with Prime/Mansur for a period ending on October 7, 2004. Among other things, the exclusivity agreement was subject to Prime/Mansur negotiating a transaction that would result in the payment of at least $6.70 per share to our common shareholders and permitted us in certain circumstances to provide confidential information to third parties that submitted unsolicited superior proposals to us for a purchase of the Company. In addition, the exclusivity agreement provided that to the extent a definitive agreement between us and Prime/Mansur was reached as a result of the negotiations, the terms of the definitive agreement would include provisions for a break-up fee payable to Prime/Mansur of $7.8 million and that upon execution of the definitive agreement, Prime/Mansur would make a $5.0 million earnest money deposit with a mutually acceptable escrow agent.

      The exclusivity agreement also provided that The Prime Group, Inc. would pay us $1.25 million in cash by September 22, 2004 and, if a definitive agreement with Prime/Mansur to sell the Company was reached, The Prime Group, Inc. would pay us an additional $1.85 million in cash. Under the exclusivity agreement, these payments from The Prime Group, Inc. were to constitute full settlement by The Prime Group, Inc. with respect to the PGI indemnification obligation. Further, if a definitive agreement with Prime/Mansur was not reached, we would be entitled under the exclusivity agreement to retain the initial $1.25 million payment from The Prime Group, Inc. as a partial payment of the PGI indemnification obligation.

      On September 8, 2004, Winston & Strawn delivered a draft merger agreement to Prime/Mansur and its legal counsel. On September 23, 2004, Winston & Strawn delivered a revised draft of the merger agreement to Prime/Mansur and its legal counsel in response to their comments on the September 8, 2004 draft.

      On September 30, 2004, The Prime Group, Inc. paid us $1.25 million in cash as partial payment of the PGI indemnification obligation.

      On September 30, 2004, Messrs. Patterson and Hoffman, Winston & Strawn and representatives of Prime/Mansur and its legal counsel met at the offices of Winston & Strawn to discuss the comments of Prime/Mansur and its legal counsel on the draft merger agreement. This discussion focused on the timing and structure of the proposed transaction, the scope of the Company's representations and warranties, the scope of restrictive covenants applicable to the Company during the period between signing the agreement and closing the transaction, covenants concerning our series B preferred shares following the transaction, conditions to closing, break-up fee and expense provisions and other matters. In addition, the parties discussed the proposed structure and status of Prime/Mansur's financing for the transaction. Prime/Mansur's principals indicated that their financing plans were not complete and reviewed with us several potential structures that they were exploring, including the possibility of obtaining property-level and mezzanine financing. Our negotiation team emphasized at that time that our board and management were not willing to pursue a transaction that was subject to obtaining consents or similar approvals from our existing lenders and that therefore property-level and mezzanine financing would not be feasible because, among other things, these financing structures would require lender consents.

      Thereafter, throughout early October 2004, the parties and their respective financial and legal advisors were in frequent contact - in person, by telephone and through written correspondence - with respect to the terms of the proposed merger agreement between us and Prime/Mansur, and several additional drafts of the proposed merger agreement were exchanged. Throughout this process, our negotiation team repeatedly inquired as to the status of Prime/Mansur's financing for the transaction, and in turn Prime/Mansur's principals repeatedly indicated that although Prime/Mansur was making progress with its lender, the process of obtaining a financing commitment was taking more time than Prime/Mansur had anticipated. In several instances during this period, representatives of Prime/Mansur asked us about the feasibility of the Company issuing additional preferred equity as part of the financing of the proposed transaction. Our negotiation team made it clear that our board and senior management were not interested in a transaction involving the issuance of securities.

      On October 7, 2004, Mr. Patterson met with Mr. E. Barry Mansur, one of Prime/Mansur's principals at our offices to discuss the structure and status of Prime/Mansur's financing for the proposed transaction. Wachovia joined Messrs. Patterson and Mansur by telephone for the final portion of this meeting. At the meeting, Mr. Mansur allowed Mr. Patterson to review a draft term sheet for a financing to Prime/Mansur. Mr. Mansur would not permit Mr. Patterson or Wachovia to make a copy of the draft term sheet. As Mr. Patterson reviewed the draft term sheet, he noted that it contemplated financing in an amount significantly below the approximately $120 million of financing required in order for Prime/Mansur to complete its proposed acquisition of the Company. Mr. Mansur then indicated to Mr. Patterson that he could "ignore" the draft term sheet because Prime/Mansur was working on a separate financing plan. Thereafter, despite our continuing and repeated requests, Prime/Mansur would not provide us or our financial and legal advisors with a draft of the financing commitment Prime/Mansur intended to obtain or a detailed description of the financing arrangements. Also on October 7, 2004, the exclusivity agreement with Prime/Mansur expired by its terms and, in light of the delay in progress caused by Prime/Mansur's lagging financing efforts, our negotiation team declined a request by Prime/Mansur to extend the term of the exclusivity agreement.

      On October 8, 2004, our board met for a regularly scheduled meeting at which, among other business, our negotiating team updated the trustees on the status of a possible transaction with Prime/Mansur. Wachovia also participated in the meeting by telephone.

      At this time, our negotiation team and our board were concerned that Prime/Mansur may not be able to obtain adequate acquisition financing, and that expending further time and resources pursuing a transaction with Prime/Mansur could impair our ability to achieve an agreement with other possible buyers in the event that the negotiation process with Prime/Mansur was ultimately abandoned. Prime/Mansur's principals assured our negotiation team that it could complete its financing efforts and obtain a financing commitment for the transaction from its lender in the very near future. In a final attempt to reach an agreement with Prime/Mansur and to also set a definite deadline by which Prime/Mansur would have to obtain a commitment for its acquisition financing, we discussed with Prime/Mansur the possibility of signing a merger agreement with Prime/Mansur before it obtained a financing commitment from its lender. As a condition to this accommodation, the parties agreed that the merger agreement with Prime/Mansur would terminate automatically at a date to be specified if, among other things, Prime/Mansur did not obtain a financing commitment for an acquisition loan of not less than $122 million by the specified deadline.

      Our board convened a meeting on October 18, 2004 by teleconference to discuss, among other things, the status of the transaction with Prime/Mansur. Wachovia also participated in this meeting. Specifically, the board discussed entering into a merger agreement with Prime/Mansur which contained a two-week period for Prime/Mansur to obtain a satisfactory financing commitment, subject to our receipt of a $500,000 earnest money deposit.

      On October 26, 2004, our board convened a special meeting to discuss developments with respect to the proposed transaction with Prime/Mansur and related matters. Our senior management reviewed for the board the status of our negotiations with Prime/Mansur and reviewed a written summary of the material terms and conditions of the proposed Prime/Mansur merger agreement (which had been provided to the board), including the provision for merger consideration of $6.70 in cash per share to be received by holders of our common shares. The review included a discussion of the transaction structure, timing, closing conditions, break-up fee and expense provisions, the treatment of our series B preferred shares and other matters. In addition, our senior management reviewed the provision in the proposed merger agreement that the merger agreement would automatically terminate on November 9, 2004 if Prime/Mansur had not by that date obtained a financing commitment for an acquisition loan to Prime/Mansur of not less than $122 million. Further, it was noted that upon the execution of the agreement, Prime/Mansur would make a non-refundable initial earnest money deposit with us of $500,000, with an additional $4.5 million of earnest money to be deposited with an escrow agent by Prime/Mansur on or prior to November 9, 2004. Finally, it was also noted that the proposed merger agreement required The Prime Group, Inc. to pay us $1.85 million, in addition to the $1.25 million previously paid, by November 9, 2004 in settlement of the PGI indemnification obligation, and that upon such payment, we, The Prime Group, Inc. and one of its affiliates would mutually execute and deliver a release and settlement agreement with respect to the PGI indemnification obligation (the "PGI release").

      Our legal advisors again reviewed and discussed with our board its fiduciary duties under applicable law to our shareholders. Our financial advisor then reviewed with our trustees the financial aspects of the contemplated transaction. Wachovia orally stated that it was prepared to render its opinion, which Wachovia confirmed by a subsequent written opinion dated October 27, 2004, that, as of the date of the opinion and based upon and subject to the matters and various assumptions and limitations stated in its opinion, the merger consideration of $6.70 in cash to be received by holders of our common shares pursuant to the proposed merger agreement with Prime/Mansur was fair, from a financial point of view, to such holders.

      After extensive deliberation and discussion, our board voted to approve the proposed merger agreement with Prime/Mansur, with five trustees voting in favor of the proposal and one trustee, Stephen J. Nardi, abstaining from the vote.

      Later on October 26, 2004, we received an unsolicited letter jointly from two third parties that proposed the acquisition of the Company by a joint venture ("Party B") to be formed by these two parties at a purchase price of $6.65 per common share, as compared to the $6.70 per common share merger consideration contemplated by the Prime/Mansur transaction. Among other matters covered in the letter, Party B's proposal was subject to its performance of a due diligence review of the Company, which it believed could be completed within 45 days.

      The Prime/Mansur merger agreement was signed and publicly announced by the parties on October 27, 2004.

      On November 5, 2004, we received an unsolicited proposal from Party B addressed to our board. The package included a cover letter that proposed an acquisition of the Company at a value $7.05 in cash per common share, less any amount payable as a break-up fee under the October 27, 2004 merger agreement with Prime/Mansur. The package also included a draft merger agreement between the Company and Party B which was based on the

Prime/Mansur merger agreement and modified to reflect Party B's proposal. Our management contacted Wachovia and Winston & Strawn to discuss the package and the appropriate process to address Party B's new proposal. Party B's new proposal represented a net offer price of approximately $6.76 per common share, as compared to the $6.70 per common share merger consideration provided for in the Prime/Mansur merger agreement. In accordance with the terms of the Prime/Mansur merger agreement, we promptly delivered a copy of the package to Prime/Mansur and its legal counsel. Copies of the package were also sent to the members of our board for its review.

      On several different occasions after October 27, 2004 and prior to November 9, 2004, our negotiation team separately and repeatedly contacted the principals of Prime/Mansur by telephone to request a copy of its financing commitment for our review in advance of the 5:00 p.m. deadline on November 9, 2004. At approximately 9:00 a.m. on November 9, 2004, Mr. Hoffman sent an email to Prime/Mansur's principals and legal advisors requesting an opportunity to review Prime/Mansur's financing commitment sufficiently in advance of the 5:00 p.m. deadline to make sure there were no issues with the commitment.

      Notwithstanding our requests, neither Prime/Mansur nor its advisors provided us or advisors with a copy or a draft of Prime/Mansur's commitment letter to review in advance of the 5:00 p.m. deadline. At Prime/Mansur's request, Messrs. Patterson and Hoffman and a representative of Winston & Strawn met at approximately 4:00 p.m. on November 9, 2004 with the principals of Prime/Mansur and its legal counsel at the downtown offices of Chicago Title & Trust Company. The purpose of this meeting was for us to accept delivery of a copy of Prime/Mansur's financing commitment letter, the deposit into escrow of the $4.5 million balance of Prime/Mansur's earnest money deposit, the payment to us of $1.85 million by The Prime Group, Inc. relating to the PGI indemnification obligation and the execution and delivery by the Company, The Prime Group, Inc. and one of its affiliates of the PGI release. Representatives and legal counsel to Prime/Mansur's lender had convened in a nearby conference room to complete the financing commitment letter. Finally, at approximately 4:55 p.m., Prime/Mansur's legal counsel gave us a copy of a single-spaced, 36 page financing commitment letter issued by Prime/Mansur's lender. At this meeting, Prime/Mansur also delivered a certified check to the escrow agent for the balance of its earnest money deposit, we and The Prime Group, Inc. executed and delivered the PGI release and The Prime Group, Inc. delivered to us a certified check for $1.85 million. Because Prime/Mansur had not afforded us an opportunity to review the commitment letter prior to the 5:00 p.m. deadline, Messrs. Patterson and Hoffman requested that Winston & Strawn and Wachovia review the commitment letter that evening or early the next morning in order to confirm its compliance with the requirements of the Prime/Mansur merger agreement.

      Later in the evening of November 9, 2004, and in accordance with the terms of the Prime/Mansur merger agreement which allowed us and our representatives to have certain discussions with parties submitting potentially superior offers, Wachovia and Winston & Strawn convened a teleconference with representatives of Party B and its legal counsel to discuss the principal terms of Party B's November 5, 2004 proposal package and Party B's proposed acquisition financing.

      Later in the evening of November 9, 2004, after reviewing the Prime/Mansur's financing commitment letter, Wachovia and Winston & Strawn convened a teleconference to discuss the financing commitment letter that Prime/Mansur had delivered late that afternoon. During this teleconference, our advisors discussed whether the financing commitment had failed to meet the requirements of the Prime/Mansur merger agreement in several material respects and the possible implications that any non-compliance of the financing commitment would have with respect to the Prime/Mansur merger agreement.

      On the morning of November 10, 2004, Messrs. Patterson and Hoffman, Winston & Strawn and Wachovia convened a teleconference to discuss Prime/Mansur's financing commitment letter and the prior evening's teleconference among Wachovia, Winston & Strawn, Party B and its legal counsel.

      Early in the afternoon of November 10, 2004, our board convened a meeting by teleconference to discuss the developments with respect to Prime/Mansur and the November 5, 2004 proposal by Party B. In connection with the discussion of Party B's November 5, 2004 proposal, Mr. Patterson summarized the material terms of Party B's offer and we received a report of the discussion that Wachovia and Winston & Strawn had with Party B and its legal counsel during the teleconference held the prior evening.

      Thereafter, Mr. Patterson led a discussion of the significant issues presented by the Prime/Mansur financing commitment and whether the commitment letter satisfied the requirements of the Prime/Mansur merger agreement.

In particular, it was discussed that, although the Prime/Mansur merger agreement required Prime/Mansur to obtain a commitment for an "acquisition loan" to Prime/Mansur and its affiliates of not less than $122 million, the Prime/Mansur commitment letter contemplated property mezzanine financing to our operating partnership of up to $82 million, a financing structure that our negotiation team had expressly rejected in our negotiations with Prime/Mansur. Further, although the Prime/Mansur merger agreement required Prime/Mansur and its affiliates to obtain an "acquisition loan," the Prime/Mansur commitment letter contemplated that either we or our operating partnership would issue up to $40 million of preferred equity securities, a financing structure that our negotiation team had expressly rejected in our negotiations with Prime/Mansur. Although not discussed in this board meeting, upon our further review of the Prime/Mansur commitment letter, we noted that in order for Prime/Mansur to obtain the entire $122 million of financing purportedly committed by the letter, $20 million of the financing proceeds had to be deposited in escrow with the lender, reducing the actual net financing committed under the letter to only $102 million, a substantial shortfall from the $122 million loan required by the Prime/Mansur merger agreement. We further noted that, although the Prime/Mansur merger agreement required Prime/Mansur to deliver to us a copy of a fully executed and complete commitment letter, Prime/Mansur's financing commitment letter was missing at least two exhibits referred to in the letter and, therefore, was incomplete.

      After the discussion and consultation with its advisors, the board concluded that Prime/Mansur's financing commitment letter did not satisfy the requirements of the Prime/Mansur merger agreement and that the Prime/Mansur merger agreement had terminated automatically in accordance with its terms at 5:00 p.m. on November 9, 2004. Members of our board then stated that they would never have approved, and our negotiation team stated that they would have not recommended for approval, the Prime/Mansur merger agreement had Prime/Mansur disclosed the actual financing structure it intended to utilize.

      After further discussion and consultation with Winston & Strawn, our board directed that we send a letter to inform Prime/Mansur that the Prime/Mansur merger agreement had automatically terminated on November 9, 2004 because its financing commitment letter failed to satisfy the requirements of the merger agreement. Further, the board directed us to authorize the escrow agent to return the $4.5 million earnest money balance deposit made by Prime/Mansur on November 9, 2004.

      After further deliberation and discussion regarding Party B's proposal, the board directed our negotiation team to pursue negotiations with Party B regarding its November 5, 2004 proposal.

      Later on November 10, 2004, we sent a letter notifying Prime/Mansur that the Prime/Mansur merger agreement had automatically terminated, and publicly announced the termination later that evening. In addition, we directed the escrow agent in writing to return the $4.5 million earnest money balance deposit that Prime/Mansur had made on November 9, 2004.

      On November 11, 2004, Wachovia contacted Party B to discuss the financial aspects of Party B's proposal.

      Also on November 11, 2004, we received a letter from Prime/Mansur's legal counsel which stated, among other things, that the "purported" termination of the Prime/Mansur merger agreement was wrongful and unlawful, that the financing commitment letter delivered by Prime/Mansur on November 9, 2004 complied with the terms of the Prime/Mansur merger agreement and that, if necessary, Prime/Mansur intended to avail itself of all appropriate remedies at law or in equity.

      Since November 11, 2004, our negotiation team and our legal counsel have participated in a number of discussions with Prime/Mansur and its legal counsel regarding the settlement of the dispute relating to the terminated Prime/Mansur merger agreement.

      On November 16, 2004, we engaged the Chicago law firm of Jenner & Block LLP to represent us in the event of litigation with Prime/Mansur over the termination of the Prime/Mansur merger agreement.

      On November 17, 2004, our board convened by teleconference to discuss the status of settlement discussions with Prime/Mansur and the status of Party B's proposal. Messrs. Patterson and Hoffman, Wachovia and Winston & Strawn also attended the meeting.

      On November 17, 2004, Winston & Strawn delivered a draft merger agreement to Party B and its legal counsel which reflected the comments of our negotiation team on the draft agreement attached to Party B's November 5, 2004 proposal package. Later on November 17, 2004, we received a letter from Party B that indicated that it had decided to revise its proposal to provide that our series B preferred shares would also be cashed out as part of its proposed transaction, and that it would submit to us a more detailed revised proposal within two weeks.

      On November 22, 2004, our negotiation team convened a teleconference with Wachovia and Winston & Strawn to discuss the proposed merger agreement with Party B. Later that day, our board convened a teleconference with Messrs. Patterson and Hoffman, Winston & Strawn and Wachovia during which they discussed a memorandum from Prime/Mansur regarding a potential settlement of the dispute over the termination of the Prime/Mansur merger agreement.

      On November 29, 2004, we received a letter from Prime/Mansur's legal counsel which outlined, among other things, Prime/Mansur's view that the Prime/Mansur merger agreement had not terminated on November 9, 2004 and was still in effect, as well as reasons why, in Prime/Mansur's view, the financing commitment letter it had delivered to us on the afternoon of November 9, 2004 had complied with the terms of the Prime/Mansur merger agreement. In addition to other claims and statements, the letter also asserted that we were in breach of the Prime/Mansur merger agreement, that we were soliciting bids from third parties in violation of the Prime/Mansur merger agreement, and asserted that we had taken the position that the Prime/Mansur merger agreement had terminated in order to intentionally deny Prime/Mansur its rights under the Prime/Mansur merger agreement. The letter also demanded, among other things, that we withdraw our November 10, 2004 termination letter and acknowledge that Prime/Mansur's financing commitment complied with the Prime/Mansur merger agreement. We promptly forwarded the letter to our board for its review.

      On December 6, 2004, the Company received a revised proposal from Party B to acquire the Company at a price of $7.00 per common share, including a revised draft of the merger agreement with Party B. As indicated in Party B's November 17 letter to us, the revised terms of this proposal included the provision for the cashing out of our series B preferred shares at their $25 per share liquidation preference plus accrued but unpaid dividends as part of the proposed transaction.

      On December 7, 2004, our board convened a teleconference with Messrs. Patterson and Hoffman, Winston & Strawn and Jenner & Block. The board discussed the December 6, 2004 proposal from Party B. In addition, our board discussed a proposal that we file a lawsuit in Maryland state court seeking a declaratory judgment that the Prime/Mansur merger agreement terminated in accordance with its terms on November 9, 2004. After discussing the foregoing, our board authorized the filing of the lawsuit.

      On December 8, 2004, we filed an action in Maryland state court against Prime/Mansur and certain of its affiliates seeking a declaratory judgment that the Prime/Mansur merger agreement terminated automatically in accordance with its terms on November 9, 2004, and later that day we publicly announced the filing of the lawsuit. See "--Litigation with Prime/Mansur" for further discussion of this lawsuit.

      Later on December 8, 2004, Messrs. Patterson and Hoffman and Winston & Strawn met with representatives of Party B and its legal counsel to discuss the terms of Party B's December 6, 2004 proposal. During the meeting, the parties also discussed the status of the Prime/Mansur dispute and potential risks posed by the dispute.

      On December 9, 2004, Messrs. Patterson and Hoffman and Winston & Strawn met with representatives of Party B and its legal counsel to discuss open issues concerning Party B's proposed transaction and issues related to our dispute with Prime/Mansur. During these discussions, Party B indicated that it was not willing to assume the risk for any costs in excess of $2 million incurred by us or Party B as a result of our dispute with Prime/Mansur, and would require that the merger consideration it would pay to our common shareholders in an acquisition of the Company would be reduced by the amount of any such excess costs. Our negotiation team indicated that such an adjustment was not acceptable. On December 10, 2004, Winston & Strawn delivered a revised draft of the merger agreement to Party B and its legal counsel that reflected the resolution of several previously open issues that had been agreed to by the parties during the meeting earlier that day.

      On December 13, 2004, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with Party B and its legal counsel to negotiate open issues on the proposed merger agreement with Party B. Among other things, the parties and their respective advisors discussed extensively Party B's merger consideration adjustment proposal. Late in the afternoon on December 13, 2004, we received a revised draft of the merger agreement from Party B's counsel, which reflected merger consideration adjustments for costs relating to the Prime/Mansur dispute.

      On December 14, 2004, our board convened a meeting to discuss developments with respect to the Prime/Mansur litigation and party B's proposal. Messrs. Patterson and Hoffman, Wachovia and Winston & Strawn also attended the meeting.

      On December 16, 2004, Winston & Strawn delivered a revised draft of the merger agreement to Party B and its counsel. Among other things, the revised draft reflected our unwillingness to the merger consideration adjustment proposed in Party B's December 13, 2004 draft of the merger agreement.

      On December 20, 2004, we received a package from Party B that set forth two proposals, as well as a revised draft of the merger agreement with Party B. Both of the proposals provided for the cashing out of our series B preferred shares at their liquidation preference plus accrued dividends. Among other things, the first proposal provided that the parties would enter into a letter agreement which would obligate each party to enter into a merger agreement upon resolution of the Prime/Mansur dispute. Such merger agreement would provide for a reduction of the aggregate $7.00 per common share merger consideration in an amount equal to the costs of the resolution of the dispute with Prime/Mansur.

      The second proposal set forth in Party B's December 20, 2004 package contemplated, among other things, that the parties would immediately enter into a merger agreement, but Party B's consummation of its acquisition of the Company would be conditioned on a monetary settlement with Prime/Mansur of not more than $3 million, which Party B would be entitled to waive. In the event of such a waiver by Party B, the $7.00 per share merger consideration to be paid to our common shareholders would be reduced by the amount that the cost of the settlement of the Prime/Mansur dispute exceeded $3 million.

      On December 21, 2004, Messrs. Patterson and Hoffman, Winston & Strawn and Jenner & Block met at our headquarters to discuss the Prime/Mansur dispute and its potential negative impact on the ongoing process of attempting to sell the Company. Mr. Crocker participated in the meeting by telephone.

      On December 23, 2004, the board convened a meeting to discuss the status of negotiations with Party B and the status of the litigation with Prime/Mansur. Messrs. Patterson and Hoffman, Wachovia and Winston & Strawn participated in this meeting.

      On January 3, 2005, Prime/Mansur and certain of its affiliates filed a lawsuit against us and our operating partnership in the Maryland state court. In its complaint, Prime/Mansur alleged, among other things, that we wrongfully terminated and otherwise breached the Prime/Mansur merger agreement. In its complaint, Prime/Mansur stated that it was seeking monetary damages in excess of $50 million and other relief, including specific performance. See"--Litigation with Prime/Mansur" for further discussion of this lawsuit.

      On January 4, 2005, our board convened a special meeting by teleconference to discuss the lawsuits between the Company and Prime/Mansur and the status of the proposal by Party B. Winston & Strawn and Jenner & Block also attended the meeting. Messrs. Patterson and Hoffman and Winston & Strawn reviewed with the board the open issues concerning the proposed merger agreement with Party B.

      On January 5, 2005, David Lichtenstein, the chief exeuctive officer of Lightstone, contacted Wachovia by telephone and in person to express Lightstone's interest in acquiring the Company in a transaction that would pay our common shareholders $7.00 per common share. At our request, Winston & Strawn began to prepare a draft merger agreement with Lightstone.

      Late in the evening on January 7, 2005, we received a proposal letter from a third party ("Party C") that had not previously submitted an offer to acquire the Company. Party C's proposal contemplated the purchase of the

Company for $7.00 in cash per common share and LP Unit of our operating partnership, as well as the cashing out of our series B preferred shares at their $25 per share liquidation preference plus accrued but unpaid dividends as part of the transaction. The proposal indicated that Party C could complete its due diligence by January 15, 2005. Party C's proposed letter also indicated that upon the execution of a definitive merger agreement to acquire the Company, it would deliver into escrow an executed release from Prime/Mansur concerning the pending lawsuits between us and Prime/Mansur, and proposed that we would simultaneously execute and deliver into escrow a release of Prime/Mansur with respect to these lawsuits, and that the releases would be delivered to the respective parties out of the escrow upon the closing of the proposed transaction with Party C.

      On January 10, 2005, Winston & Strawn delivered a revised draft of the proposed merger agreement with Party B to Party B and its legal counsel. Also on January 10, representatives of Party C made an initial visit to the offices of Winston & Strawn in Chicago to review Company due diligence materials.

      On January 11, 2005, Winston & Strawn delivered a draft merger agreement to Lightstone and its legal counsel, and later on January 11, 2005, delivered a draft merger agreement to Party C and its legal counsel. Each of these draft agreements contemplated that our series B preferred shares would be cashed out as part of the transaction in an amount per share equal to their $25 liquidation preference plus accrued dividends.

      On January 13, 2005, representatives of Lightstone made an initial visit to Winston & Strawn's offices in Chicago to review Company due diligence materials.

      On January 18, 2005, we received a revised draft of the merger agreement with Lightstone from Lightstone's legal counsel. Among other revisions, the revised draft contemplated that our series B preferred shares would remain outstanding following the transaction rather than being cashed out.

      On January 19, 2005, Messrs. Patterson and Hoffman and Winston & Strawn met with Party B and its legal counsel to discuss the draft merger agreement with Party B. Representatives of Party B continued to express their concerns regarding potential risks associated with our litigation with Prime/Mansur. As part of these discussions, an alternative transaction structure was proposed whereby the parties would agree to enter into a transaction agreement which provided for, in the alternative, the merger of the Company with Party B upon the resolution of the litigation with Prime/Mansur or, if such resolution had not occurred by a certain date, a sale of substantially all of our assets to Party B. In the event of the latter alternative, it was proposed that the proceeds of the asset sale would be held by us in the form of a liquidating trust for distribution to our shareholders after resolution of the Prime/Mansur litigation.

      Late on January 20, 2005, we received a revised draft of the merger agreement with Party C from Party C.

      On January 21, 2005, Winston & Strawn and Lightstone's legal counsel participated in a conference call to discuss the draft merger agreement with Lightstone.

      On January 24, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Party C and its legal counsel. During the conference call, the parties discussed, among other things, the open issues in the draft merger agreement with Party C, the status of the Prime/Mansur litigation, the status of our efforts to refinance the indebtedness encumbering our Continental Towers office property and the termination and break-up fee provisions in the draft merger agreement with Party C.

      On January 26, 2005, we received a revised draft of the merger agreement with Lightstone from Lightstone's legal counsel, which reflected, among other things, an increase in merger consideration from $7.00 to $7.20 per common share.

      On January 27, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Lightstone and its legal counsel. The parties discussed Lightstone's proposed financing of the transaction, the refinancing of Continental Towers, the anticipated timing of the completion of Lightstone's due diligence investigation of the Company and the open issues in the draft merger agreement with Lightstone. Later that day, tax counsel for both the Company and Lightstone participated in a conference call to discuss structural tax and REIT issues concerning the proposed transaction. On January 28, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      On January 30, 2005, we received a revised draft of the merger agreement with Party C from Party C's legal counsel that reflected some of the discussions between the parties during the January 24, 2005 conference call and other subsequent discussions between the parties during that week. The revised draft of the merger agreement with Party C provided for an increased purchase price of $7.05 per common share.

      On February 1, 2005, we received a revised draft of the merger agreement with Lightstone from Lightstone's legal counsel.

      On February 2, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Party C to Party C and its legal counsel. That same day, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with Lightstone and its legal counsel to discuss open issues in the draft merger agreement with Lightstone. Later that night, Winston & Strawn delivered comments on the draft merger agreement with Lightstone to Lightstone and its legal counsel in response to the discussions during the conference call earlier that day.

      On February 3, 2005, Messrs. Patterson and Hoffman and Winston & Strawn met with representatives of Party C and its legal counsel at the offices of Winston & Strawn in Chicago to review and discuss the proposed merger agreement with Party C. At this meeting our negotiation team reiterated to Party C and its legal counsel that we continued to negotiate possible strategic transactions with other parties. Among the other issues discussed were the possible settlement of the Prime/Mansur litigation, the break-up fee provisions, Maryland law issues, the issue of whether any consents were necessary to complete the proposed merger, tax issues and the proposed transaction structure. In addition, our negotiation team repeated its requests to Party C to provide evidence of its ability to finance its proposed acquisition of the Company. Party C indicated that it would need to obtain financing and, given the timing of the negotiation process with us, would not be able to obtain a financing commitment from its lender prior to the execution of the proposed merger agreement with Party C. Our negotiation team again expressed concern to Party C regarding Party C's ability to timely obtain a settlement agreement from Prime/Mansur as part of the transaction on commercially reasonable terms.

      Later on February 3, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Party C to Party C and its legal counsel. Also on February 3, 2005, we received a revised draft of the merger agreement with Lightstone from Lightstone's legal counsel and Winston & Strawn also received draft documents from Party B's legal counsel reflecting the alternative asset sale transaction structure previously discussed with Party B and Party B's legal counsel on January 19, 2004.

      On February 4, 2005, Messrs. Patterson and Hoffman and Winston & Strawn met again with representatives of Party C and its legal counsel at Winston & Strawn's offices to discuss the revised draft of the merger agreement with Party
C. In addition to other open issues resolved by the parties during this meeting, Party C indicated that it was revising its proposal to eliminate the concept that it would obtain a signed litigation release from Prime/Mansur and instead would proceed with the transaction on the basis that Party C would assume the risk of our litigation with Prime/Mansur.

      Also on February 4, 2004, Messrs. Patterson and Hoffman and Winston & Strawn held a teleconference with Lightstone's legal counsel to discuss open issues relating to the merger agreement.

      On February 5, 2005, we received a memorandum from Party C's legal counsel summarizing Party C's revised proposed transaction structure.

      On February 6, 2005, Winston & Strawn distributed a revised draft of the merger agreement with Party C to Party C and its legal counsel. That same day, we received a revised draft of the merger agreement with Lightstone from Lightstone's legal counsel. Later on February 6, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Lightstone and its legal counsel to discuss the open issues concerning the draft merger agreement with Lightstone.

      On February 7, 2005, Messrs. Patterson and Hoffman and Winston & Strawn held a teleconference with representatives of Lightstone and its legal counsel to discuss the structure of the proposed transaction with

Lightstone, the circumstances in which a break-up fee would be paid by the Company to Lightstone and Lightstone's financing sources for the transaction.

      On February 8, 2005, we received a revised draft of the merger agreement with Party C from Party C's legal counsel, which, among other things, increased the merger consideration from $7.05 to $7.15 per common share.

      On February 9, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      On February 10, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Lightstone and its legal counsel. During this call, the parties discussed the proposed transaction structure, Maryland law issues and break-up fee provisions. Later on February 10, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      On February 12, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Party C and its legal counsel to discuss open issues concerning the draft merger agreement with Party
C. On February 13, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Party C to Party C and its legal counsel in response to the discussions during the conference call held the prior day.

      On February 14, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Lightstone and its legal counsel to discuss open issues on the draft merger agreement with Lightstone. Also on February 14, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with representatives of Party C and its legal counsel to discuss the open issues on the draft merger agreement with Party C. Later that day, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      Also, on February 14, 2004, we further extended Wachovia's engagement as our exclusive financial advisor until December 20, 2005.

      Early on February 15, 2005, we received a revised draft of the merger agreement with Party C from Party C's legal counsel that reflected some of the discussions held on February 14. Later on February 15 and following a telephone discussion between Mr. Hoffman and Party C's legal counsel, we received a further revised draft of the merger agreement with Party C from Party C's legal counsel reflecting merger consideration of $7.20 per common share and a separate letter indicating that, as an alternative transaction proposal, Party C would be willing to increase the merger consideration to $7.40 per common share in a transaction that did not cash out our series B preferred shares.

      Also on February 15, 2005, Messrs. Patterson and Hoffman and Winston & Strawn participated in a conference call with Lightstone and its counsel. That night, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      On February 16, 2005, Lightstone's legal counsel informed Winston & Strawn and David Lichtenstein of Lightstone informed Wachovia that Lightstone had revised its proposal to increase the merger consideration it would pay from $7.20 to $7.25 per common share. Later on February 16, 2005, Winston & Strawn delivered a revised draft of the merger agreement with Lightstone to Lightstone and its legal counsel.

      In the late afternoon of February 16, 2005, our board convened a meeting by teleconference with Messrs. Patterson and Hoffman, Wachovia and Winston & Strawn to discuss the proposed merger agreement with Party C, the proposed merger agreement with Lightstone and the most recent proposed merger agreement with Party B. Our senior management reviewed the status of the negotiations with Party C, Lightstone and Party B, and highlighted the merger consideration that each party was offering. Management reviewed a written summary of the material terms and conditions of each proposed transaction (which had been provided to the board). The review included a discussion of each transaction's structure, timing, closing conditions, break-up fees and expenses, and the treatment of our series B preferred shares. Winston & Strawn again reviewed with our board its fiduciary duties under applicable law to our shareholders. Winston & Strawn also noted that each proposed merger agreement contained provisions that would allow us, under certain circumstances, to furnish non-public information to, and enter confidentiality agreements and conduct negotiations with third parties, and to terminate the merger agreement in connection with our receipt of unsolicited superior competing transaction proposals.

      Wachovia reviewed with our trustees the financial aspects of the proposed transaction, including each party's proposed acquisition financing, as well as a report of Wachovia's investigation and assessment of each party's financial ability to complete the transaction. Our board considered both the $7.20 per common share merger consideration reflected in the proposed merger agreement with Party C as well as Party C's offer to increase the merger consideration to $7.40 per common share in a transaction that would not cash out our series B preferred shares, as compared to the merger consideration reflected in the proposed merger agreement with Lightstone. The board also considered Party B's proposal and its continued unwillingness to assume the risk of our dispute with Prime/Mansur. Further, neither Party B nor Party C had yet obtained the acquisition financing necessary to complete their respective proposals. The board also discussed the fact that Lightstone had obtained a commitment from a banking affiliate of Wachovia to provide Lightstone with up to $70 million of acquisition financing, which together with Lightstone's cash and marketable securities on hand, was sufficient to enable Lightstone to close its proposed acquisition of the Company.

      Members of the board and senior management noted that, absent other considerations, Party C's alternate proposal which contemplated merger consideration of $7.40 per common share would obviously be financially superior to the Party B and Lightstone proposals. The board and senior management then focused its discussion on the relative certainty of completion of the respective proposals from Party C and Lightstone. This discussion centered on the board's, management's and Wachovia's assessment of each bidder's financial ability to complete its proposed transaction. It was also noted that Lightstone had completed an acquisition of Prime Retail, Inc., a retail outlet company formerly headquartered in Baltimore, Maryland, in December 2003. The board concluded that Party B's proposal and Party C's alternative proposals were subject to substantially higher execution risks as compared to the Lightstone proposal, and that the board was therefore inclined to accept and approve Lightstone's proposal.

      Wachovia then orally stated that it was prepared to render its opinion, which Wachovia confirmed in a subsequent written opinion that, as of the date of the opinion and based upon and subject to the matters and various assumptions and limitations stated in its opinion, the merger consideration of $7.25 in cash to be received by holders of our common shares pursuant to the proposed merger agreement with Lightstone was fair, from a financial point of view, to such holders. The full text of the written opinion of Wachovia, dated February 17, 2005, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with Wachovia's opinion is attached as Annex B to this proxy statement.

      After further deliberation and discussion, our board voted to approve the proposed merger agreement with Lightstone, with all six trustees voting unanimously in favor of the proposal.

      The merger agreement was signed and publicly announced by the parties on February 17, 2005.

      On February 24, 2005, we received a letter from Party C requesting that we waive certain provisions of the confidentiality and standstill agreement between us and Party C that, according to Party C's letter, purportedly prevented Party C from making further offers to us concerning a possible acquisition of the Company. We consulted with Winston & Strawn regarding Party C's request and the restrictions imposed by the non-solicitation provisions in the merger agreement, and concluded that the requested waiver would violate these provisions of the merger agreement. On March 1, 2005, Winston & Strawn sent a letter to the chairman of Party C on our behalf communicating this conclusion with respect to Party C's request.

RECOMMENDATION OF OUR BOARD OF TRUSTEES

      After careful review of the proposed terms of the merger agreements with each of Lightstone and the two other bidders referred to above, our board of trustees, which at the time of consideration consisted of six members, unanimously determined at a meeting held on February 16, 2005, that approval of the merger agreement with the affiliates of Lightstone and the transactions contemplated thereby, including the Company merger, are advisable, fair to, and in the best interests of the Company and our common shareholders and directed that the merger agreement and the Company merger be submitted to the common shareholders for consideration. In the course of reaching its decision, our board of trustees consulted with our management, as well as our outside legal counsel and financial advisor. Our board of trustees, considered the factors set forth below in reaching this determination and recommending that our common shareholders vote "FOR" approval of the merger agreement with affiliates of Lightstone, the Company merger and the other transactions contemplated by the merger agreement:

The board of trustees considered the following factors relating to the transaction generally:

      - exploration and evaluation by the Company, along with its financial advisor, of various alternative capital and strategic transactions including, but not limited to, the sale of the entire Company, the sale of some or all of our assets and our ability to raise new capital through the debt or equity markets;

      - broad knowledge by the marketplace of our interest in exploring alternative capital and strategic transactions as a result of our public disclosures and the efforts of Wachovia to contact prospective investors, including a substantial number of our significant competitors, inviting them to engage in strategic discussions with us;

      - completion of due diligence by several prospective investors prior to certain investors submitting expressions of interest for the Company;

      - of the written expressions of interest received by us, the board of trustees belief that the offer from Lightstone represented the best price that could be obtained for a sale of the entire Company at this time;

      - the delivery to the board of trustees of the written opinion of Wachovia, dated February 17, 2005, stating that, as of that date, and based on and subject to the assumptions made, matters considered, limitations on and qualifications made by Wachovia in its review, the aggregate consideration to be collectively received by our common shareholders in connection with the merger is fair, from a financial point of view, to such holders collectively (see " -- Opinion of Wachovia Capital Markets, LLC to the Board of Trustees of Prime Group Realty Trust" and a copy of the opinion of Wachovia dated February 17, 2005 attached as Annex B hereto);

      - the structure of the corporate transaction reflected in the merger agreement in which the surviving entity will assume all of our liabilities, including indebtedness, contingent liabilities and transactional expenses, following the Company merger and in, addition, the buyer has agreed to assume the liability for all costs and expenses, including the cost of any settlement, arising out of our litigation with Prime/Mansur;

      - preference for the sale or merger of the entire Company over an orderly sale of some or all of our assets because a sale of the entire Company would involve lower transactional expenses, reduced risk of operating performance and immediate and predictable liquidity for our common shareholders; and

      - expectation of no regulatory approvals being required to consummate the mergers and the mergers not being subject to a premerger notification obligation under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The board of trustees considered the following factors relating to the consideration payable to our common shareholders:

      - premium of 12.9% over the 30-day average closing price of $6.42 for our common shares through February 14, 2005 payable to the holders of our common shares as a result of the payment of the merger consideration;

      - receipt by our common shareholders of merger consideration as a result of the Company merger consists entirely of cash and not stock or other non-cash consideration where the payment of cash eliminates any uncertainties in valuing the merger consideration to be received by our common shareholders;

      - expression of desire by certain of our common shareholders to the board of trustees' financial advisor for the Company to pursue an opportunity which would allow the common shareholders to realize liquidity with respect to their shares and creation by the merger of immediate liquidity for our shareholders at a premium to historical market prices;

      - the board of trustees' conclusion that the merger consideration to be paid to the common shareholders was likely the highest price reasonably attainable for the common shareholders in a merger or other acquisition transaction that was reasonably capable of being completed;

      - the financing commitment letter issued by Wachovia Bank, National Association, an affiliate of Wachovia, our financial advisor, to provide the buyer with financing to fund, if requested by the buyer in its sole discretion, a portion of the merger consideration to be paid pursuant to the merger agreement;

      - the board of trustees' belief that the net book value of our common shares as set forth in our financial statements did not reflect the intrinsic value of the Company, and thus was not dispositive for purposes of determining the substantive fairness of the merger consideration; and

      - the board of trustees' belief that the principal advantage of us continuing as a public company would be to allow public shareholders to continue to participate in any growth in the value of our equity but that, under all of the relevant circumstances and in light of the proposed $7.25 per common share price, the value to common shareholders that would be achieved by continuing as a public company was not likely to be on a present value basis as attractive as current receipt of the merger consideration of $7.25 per common share.

The board of trustees considered the following factors relating to the specific terms of the mergers and related agreements with Prime Office:

      - the terms and conditions of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, as well as the likelihood of the consummation of the mergers, the proposed structure of the transaction and anticipated closing date of the mergers, are reasonable for a transaction of this size and nature;

      - permissibility pursuant to the terms of the merger agreement, subject to the requirements and limitations contained therein, of our board of trustees' participation in negotiations with a third party submitting an unsolicited offer if the board of trustees determines the offer is a Superior Competing Transaction, subject to entering into a confidentiality agreement, to terminate the merger agreement, after complying with certain notice provisions, and accept an offer for a Superior Competing Transaction up until the time of the common shareholder vote on the mergers, subject to certain limitations, including the payment to the buyer of a $10.0 million termination fee;

      - the circumstances in which the merger agreement may be terminated, the amount of the termination fee and expense reimbursement and the circumstances in which such fee and expenses would be payable by us;

      - certain terms and conditions set forth in the merger agreement, as required by Prime Office as a prerequisite to the buyer entering into the merger agreement, which prohibit or delay us from executing certain components of our business plan, without the buyer's consent, including the execution or amendment of major leases;

      - the buyer's deposit into escrow of $10.0 million in earnest money upon the signing of the merger agreement and agreement to release the $10.0 million in earnest money to us as liquidated damages if the merger agreement was terminated due to a breach by the buyer;

      - the completion of the proposed mergers not being subject to a financing condition, the consummation of the mergers being subject only to customary closing conditions and no regulatory approval being necessary to consummate the mergers; and

      - the merger agreement and the transactions contemplated thereby being the product of extensive negotiations between Prime Office and the Company and no member of the then current board of trustees being employed by or affiliated with the Company (except in his capacity as a trustee) or having any equity interest in the Company following the proposed mergers.

The board of trustees considered the following factors relating to our decision to pursue a strategic transaction rather than continue to operate as an independent, public company:

      - the risk of successfully executing our current business plan for 2005 in light of the plan's dependency on:

            -     consummating a strategic transaction involving the Company;

            - selling certain land parcels, repositioning certain properties and refinancing the indebtedness with respect to other properties, in each case on commercially favorable terms; and

            - the leasing of property space subject to leases scheduled to expire in 2005 and beyond;

      - the difficulty that we have had and would have in the future competing against better-capitalized competitors in the office property market and the competition faced by us in that market and our limited opportunities for growth;

      - the suspension since January of 2002 of the payment of distributions on our common shares and the five quarters arrearage in the payment of dividends on our series B preferred shares as a result of the capital requirements to service our relatively high level of debt and fund necessary capital expenditures;

      - the significant cost of remaining a public company, including the legal, accounting and transfer agent fees and expenses and printing costs necessary to satisfy the reporting obligations of the Securities Exchange Act of 1934, being burdensome given recent corporate governance developments and the size of the Company;

      - the financial projections prepared by our management, including the most recent projections prepared by management as part of the normal annual budgeting and planning process relied on our ability to implement successfully our business strategy and the risk that if we did not implement successfully our business strategy then the results contemplated by the financial projections might not materialize; and

      - the possibility that if a merger transaction with Prime Office were not negotiated and we remained a publicly owned real estate investment trust, the present value of the price that might be received by our common shareholders in the open market or in a future transaction because of a decline in the market in general might be less than the $7.25 per share price to be received by our common shareholders in connection with the proposed Company merger.

The board of trustees considered the following potential negative factors relating to the transaction:

      - prohibition under the merger agreement from executing certain components of our business plan, without the buyer's consent, until August 31, 2005, and possibility of being further prohibited from executing certain components of our business plan, without the buyer's consent, until as late as October 30, 2005;

      - in addition to satisfying our own merger-related expenses, the obligation to reimburse Prime Office for up to $1.0 million of its expenses associated with the transaction, in the event we do not obtain requisite approval of our common shareholders and holders of common partnership interests in the Operating Partnership and up to $3.0 million of its expenses associated with the transaction in the event the merger agreement is terminated because of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the company and the Operating Partnership to Prime/Mansur Investment Partners, LLC or any of its affiliates;

      - the successful execution of management's business plan for the Company could result in the Company achieving an equity value greater than the purchase price proposed by Prime Office;

      - as the market price for our common shares could be affected by many factors, the risk that the proposed mergers might not be completed and the resulting public announcement of termination of the merger agreement could have a negative effect on the market price of our common shares;

      -     our ability to attract and retain key personnel;

      - the possible disruption to our business that may result from the announcement of the transaction and the resulting distraction of the attention of our management;

      - the cash consideration to be received by our common shareholders will be taxable to the common shareholders; and

      - if the proposed mergers are approved, following the mergers, our common shareholders will cease to participate in our future growth. Because of the risks and uncertainties associated with our future growth prospects, the board of trustees concluded that this detriment was not quantifiable. The board of trustees also concluded that providing our common shareholders the opportunity to sell their shares at a fair price now was preferable to us remaining as an independent public company in which the holders of such common shares would have a speculative potential for future gain.

      Although the foregoing discussion sets forth all of the material factors considered by our board of trustees in reaching their recommendation, it may not include all of the factors considered by our board of trustees. Each trustee may have weighed these factors differently and considered additional factors. In view of the variety of factors and the amount of information considered, our board of trustees did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching their recommendation. The recommendation was made after consideration of all the factors as a whole.

      Our board of trustees recommends that our common shareholders vote "FOR" the approval of the merger agreement, the Company merger and the transactions contemplated by the merger agreement.

OPINION OF WACHOVIA CAPITAL MARKETS, LLC TO THE BOARD OF TRUSTEES OF PRIME GROUP REALTY TRUST

      Our board of trustees retained Wachovia to act as our exclusive financial advisor in connection with the mergers. The board of trustees selected Wachovia to act as our exclusive financial advisor based on its investment banking expertise and reputation. Wachovia rendered its oral opinion, which was subsequently confirmed in writing (the "Opinion"), to our board of trustees that, as of February 17, 2005, and subject to and based upon the assumptions made therein, procedures followed, matters considered and limitations on the review undertaken, in its opinion the consideration to be received by holders of our common shares pursuant to the merger agreement was fair, from a financial point of view, to such holders.

      The full text of the Opinion, dated February 17, 2005, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Wachovia, is attached as Annex B to this proxy statement. We urge you to read the opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the Opinion.

      The Opinion, which was directed solely to our board of trustees, addressed only the fairness, from a financial point of view, to the holders of our common shares, as of the date of the Opinion, and subject to and based upon the assumptions made therein, procedures followed, matters considered and limitations on the review undertaken, of the consideration to be received by such holders pursuant to the merger agreement, and did not address any other aspect of the Company merger or the transactions contemplated by the merger agreement.

      The Opinion did not address the merits of the underlying business decision to enter into the merger agreement nor did it constitute a recommendation to any holder of our common shares as to how such holder should vote with respect to the Company merger. Wachovia was neither asked to, nor did it, offer any opinion as to any term of the merger agreement or the form of the mergers, other than as to the fairness, from a financial point of view, to the holders of our common shares, as of the date of the opinion, subject to and based upon the assumptions made therein, procedures followed, matters considered and limitations on the review undertaken, of the consideration to be received by such holders pursuant to the merger agreement. In rendering the Opinion, Wachovia assumed, with the consent of our board of trustees, that each party to the merger agreement would comply with all the material terms of the merger agreement.

      The Opinion does not constitute a recommendation to the board of trustees or any of the Company's shareholders on whether or not to support the merger proposal and does not constitute a recommendation to any shareholder on whether or not to vote in favor of or against any matter set forth herein. The Opinion is furnished for the benefit of the board of trustees in evaluating the Company merger, and, by its terms, may not be relied upon by any other person without the written consent of Wachovia, except to the extent required by applicable law.

      In arriving at its Opinion, among other things, Wachovia undertook the following:

      1. reviewed the merger agreement, including the financial terms of the merger agreement;

      2. reviewed our Annual Reports to Shareholders and our Annual Reports on Form 10-K for each of the three years in the period ended December 31, 2003;

      3. reviewed certain interim reports to our shareholders and our Quarterly Reports on Form 10-Q;

      4. reviewed certain business, financial and other information, including financial forecasts, that were furnished to Wachovia by our management, and discussed our business and prospects with our management and our board of trustees;

      5. participated in discussions and negotiations among our representatives and representatives of Prime Office; 6. reviewed the reported price and trading activity of our common shares for certain periods on the New York Stock Exchange;

      7. considered certain financial data for our Company and compared that data with similar data regarding certain other publicly-traded companies that Wachovia deemed to be relevant;

      8. compared the proposed financial terms of the merger agreement with the financial terms of certain other business combinations and other transactions that Wachovia deemed to be relevant; and

      9. considered other information, such as financial studies, analyses and investigations, as well as financial and economic and market criteria, that Wachovia deemed to be relevant.

      In connection with its review, Wachovia, with our consent, relied upon the accuracy and completeness of the foregoing financial and other information, including all accounting, legal and tax information, and did not assume any responsibility for any independent verification of such information. Wachovia further relied upon the assurance of our management that they were unaware of any facts that would make the information provided to Wachovia incomplete or misleading in any material respect. With respect to the financial forecasts prepared by our management, Wachovia assumed that they were reasonably prepared and reflected the best current good faith estimates and judgments of our management as to our future financial performance. Wachovia assumed no responsibility for and expressed no view as to the financial forecasts prepared by our management or the assumptions upon which they were based. In arriving at its Opinion, Wachovia did not prepare or obtain any independent evaluations or appraisals of our assets or liabilities, including any contingent liabilities. Without limiting the generality of the foregoing, Wachovia did not undertake any independent analysis of any pending or threatened litigation or possible unasserted claims to which we or any of our affiliates are a party or may become subject and Wachovia, in rendering its Opinion, made no assumptions concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

      In rendering its Opinion, Wachovia assumed that the representations and warranties of each party contained in the merger agreement were true and correct and that the mergers contemplated by the merger agreement would be consummated on the terms contained in the merger agreement, without waiver of any material terms or conditions, and that, in the course of obtaining any necessary legal, regulatory or third-party consents or approvals, no restrictions would be imposed or other actions would be taken that would have any adverse effect on the mergers or the other transactions contemplated by the merger agreement.

      The Opinion is necessarily based on economic, market, financial and other conditions and the information made available to Wachovia as of February 17, 2005. Although subsequent developments may affect Wachovia's Opinion, Wachovia does not have any obligation to update, revise or reaffirm its Opinion. In addition, Wachovia is expressing no opinion with respect to any aspect of the Partnership merger or the effect of the mergers on our series B preferred shares. Wachovia's Opinion does not address the relative merits of the mergers or other actions contemplated by the merger agreement compared with any other transaction or other business strategies that may have been considered by our management and/or board of trustees or any committee thereof.

      The following summaries of Wachovia's financial analyses present some information in tabular format. In order to fully understand the financial analyses used by Wachovia, the tables must be read together with the text of each summary. The tabular information alone does not constitute a complete description of the financial analyses. Accordingly, the information provided in the tables and the accompanying narrative discussion must be considered as a whole. Considering any portion of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Wachovia's Opinion.

      The following is a summary of the material financial analyses used by Wachovia in connection with providing the Opinion. This summary is qualified in its entirety by reference to the full text of the Opinion, which is attached hereto as Annex B. Our common shareholders are urged to read the full text of Wachovia's Opinion carefully and in its entirety.

Historical Stock Trading Analysis

      Wachovia compared the $7.25 per share offer to the closing trading prices of our common shares during certain periods, in each case ended on February 14, 2005. The $7.25 per share offer represents a premium to the average closing prices for such periods as follows:

                          Implied
                   Price  Premium
                   -----  -------
February 14, 2005  $6.54   10.9%
10-Day Average     $6.47   12.1%
30-Day Average     $6.42   12.9%

60-Day Average     $6.40   13.3%
90-Day Average     $6.35   14.2%
180-Day Average    $6.11   18.7%
365-Day Average    $5.89   23.1%
52 Week High       $6.71    8.0%
52 Week Low        $5.06   43.3%

Comparable Companies Analysis

      Using publicly available information and estimates of 2005 funds from operations available to common shareholders ("FFO") published by First Call, Wachovia analyzed certain trading multiples of selected publicly traded REITs that own office properties and that Wachovia believed were reasonably comparable to us. These companies included:

Arden Realty Inc.                          Maguire Properties, Inc.

Brandywine Realty Trust                    Parkway Properties, Inc.

CarrAmerica Realty Corporation             Prentiss Properties Trust

Corporate Office Properties Trust          Reckson Associates Realty Corporation

Kilroy Realty Corporation                  SL Green Realty Corp.

      For each of these companies, Wachovia calculated the multiple of market value to projected FFO for 2005, as reported by First Call, based on February 14, 2005, closing share prices. Wachovia calculated the high, mean, median and low multiples for the comparable companies and applied these values to our management's projected 2005 FFO estimate of $0.41 per share, resulting in the following range of implied per share prices for our common shares:

        2005 FFO  Implied PGRT Common
        Multiple      Share Price
        --------  -------------------
High    14.9x     $      6.11
Mean    12.7x     $      5.20
Median  12.5x     $      5.12
Low     10.9x     $      4.45

      None of the companies utilized in the above analyses for comparative purposes is identical to our Company. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results. This analysis also involves complex considerations and judgments concerning the differences in the financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies as well as the potential trading value of our common shares. In addition, the multiples of common share price to projected 2005 FFO per share for the comparable companies were based on projections prepared by securities analysts using only publicly available information. Accordingly, such estimates may or may not prove to be accurate. No such current publicly available estimate exists for our Company.

Selected Transactions Analysis

      Using publicly available information, including estimates of future financial performance published by First Call, Wachovia examined selected transactions involving publicly traded real estate companies announced from October 1, 2001 through December 31, 2004.

      Using publicly available information, Wachovia calculated, among other things, the high, mean, median and low market values to forward FFO multiples for the target companies and applied these values to our management's 2005 FFO estimate of $0.41 per share for our Company. Based upon the transaction multiples for the precedent transactions, Wachovia calculated the following range of implied per share prices for our common shares:

                                   Implied PGRT Common
         Transaction FFO Multiple      Share Price
         ------------------------  -------------------
High:            19.8x             $      8.14
Mean:            12.4x             $      5.08
Median:          11.3x             $      4.62
Low:              7.4x             $      3.02

Premiums Paid Analysis

      Wachovia reviewed a list of certain comparable cash transactions to analyze the premium or discount paid by the acquiror in relation to the average closing market price of each target company's common shares. Wachovia reviewed comparable cash transaction premiums or discounts paid by the acquiror and compared those premiums or discounts to the closing price of our common shares on October 22, 2004, the day prior to public rumors (based on an article appearing in The Chicago Tribune on October 23, 2004) of an earlier transaction agreement, which automatically terminated by its terms on November 9, 2004, and to the closing price of our common shares on February 14, 2005. You should read "The Mergers--Litigation with Prime/Mansur" for a description of the litigation relating to this earlier transaction agreement.

      Using publicly available information, Wachovia calculated, among other things, the high, mean, median and low premiums paid in these transactions and applied these values to our common share closing prices of $6.10 on October 22, 2004, and $6.54 on February 14, 2005. This analysis resulted in the following range of implied per share prices for our common shares:

              Implied PGRT            Implied PGRT
           Common Share Price      Common Share Price
         as of October 22, 2004  as of February 14, 2005
         ----------------------  -----------------------
High:    $        7.13           $        7.64
Mean:    $        6.47           $        6.93
Median:  $        6.49           $        6.96
Low:     $        5.95           $        6.38

Net Asset Valuation Analysis

      Using information provided by our management, Wachovia calculated our net asset value per share. For this calculation, Wachovia applied a range of weighted average capitalization rates from 7.7% to 8.7% to our management's projected 2005 net operating income. The resulting gross real estate value was added to the gross value of our other assets, less our outstanding debt and other liabilities, to arrive at an equity net asset value per share. In applying the range of capitalization rates, Wachovia took into consideration market conditions and property characteristics. The net asset valuation analysis produced a range of estimated per share values of $4.19 to $6.80 for our common shares.

Discounted Cash Flow Analysis

      Wachovia performed a discounted cash flow analysis of our Company based upon the forecasted cash flows provided by our management. Wachovia calculated a range of equity values per common share based upon the sum of the discounted net present values of our five year stream of cash flows plus the discounted net present value of our terminal value based upon a range of discount rates and capitalization rates and our 2010 forecasted net operating income. Using discount rates ranging from 10.0% to 13.0% and terminal capitalization rates ranging from 9.0% to 10.5%, Wachovia calculated a range of implied per share values of $4.69 to $8.21 for our common shares.

General

      The summary set forth above does not purport to be a complete description of the analyses performed by Wachovia, but describes, in summary form, the material elements of the analyses underlying its Opinion, dated

February 17, 2005. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its Opinion, Wachovia considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Wachovia believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying its analyses and opinion.

      In performing its analyses, Wachovia made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. No company, transaction or business used in the analyses described above is identical to our Company or the proposed merger. Any estimates contained in Wachovia's analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by these estimates. None of our Company, Wachovia or any other person assumes any responsibility if future results are different from those projected. The analyses performed were prepared solely as a part of Wachovia's analysis of the fairness, from a financial point of view, to the holders of our common shares, as of the date of the opinion, and subject to and based upon the assumptions made therein, procedures followed, matters considered and limitations on the review undertaken, of the consideration to be received by such holders pursuant to the merger agreement and were conducted in connection with the delivery by Wachovia of its Opinion, dated February 17, 2005, to our board of trustees. Wachovia's analyses do not purport to be appraisals or to reflect the prices at which our business or securities might actually be sold. The consideration to be paid to holders of our common shares in the merger was determined through negotiations between us, Prime Office, members of our and their respective senior management teams and respective advisors, and was unanimously approved by our board of trustees. Wachovia did not recommend any specific consideration to our board or that any given consideration constituted the only appropriate consideration for either of the mergers.

      Wachovia's Opinion was one of the many factors taken into consideration by our board of trustees in making its determination to approve the Company merger. Wachovia's analyses summarized above should not be viewed as determinative of the opinion of our board of trustees with respect to the value of our common shares or of whether our board would have been willing to agree to a different form of consideration.

      Wachovia Capital Markets, LLC is a nationally recognized investment banking and advisory firm and a subsidiary of Wachovia Corporation. Wachovia, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Wachovia and its affiliates (including Wachovia Corporation and its affiliates) may maintain relationships with us or Prime Office, as well as any of their principals or affiliates. Additionally, in the ordinary course of its business, Wachovia may trade in our securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

      Wachovia Bank, National Association, an affiliate of Wachovia, has provided, with the consent of our board of trustees, a commitment for a loan facility of up to $70 million to David Lichtenstein and Lightstone, affiliates of Prime Office, as set forth in the merger agreement. Wachovia Bank, National Association will receive customary fees if the loan is funded.

      Pursuant to a letter agreement dated February 13, 2004 and its subsequent amendment on February 14, 2005, we engaged Wachovia as our exclusive financial advisor with respect to our possible sale. Pursuant to the terms of this letter agreement, as compensation to Wachovia for its services as our exclusive financial advisor and in connection with the rendering of the Opinion, we agreed to pay Wachovia an aggregate fee of approximately $3.81 million, a portion of which will be paid upon consummation of the mergers. We have also agreed to indemnify Wachovia and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Wachovia or any of its affiliates against certain liabilities and expenses, including certain liabilities under federal securities laws, related to or arising out of Wachovia's engagement and any related transactions. Additionally, upon the successful consummation of the merger, Wachovia will receive from us, in addition to the fees set forth above, reimbursement of its expenses, including the fees and expenses of Wachovia's counsel.

FINANCING FOR THE MERGERS

      The total amount of cash required to consummate the mergers is estimated to be approximately $198,218,000, consisting of:

      -     $171,690,000 payable to our common shareholders;

      - $22,305,000 payable to holders of the LP Units in the Operating Partnership;

      - $223,000 payable to holders of in-the-money options outstanding under our share incentive plan; and

      -     $5,000,000 in related fees and expenses.

Information regarding fees and expenses has been provided to us by Lightstone.

      The buyer will pay the merger consideration with its available cash on hand and borrowed funds. The buyer's obligation under the merger agreement to complete the mergers and to pay the aggregate merger consideration is not conditioned on the buyer obtaining third-party financing arrangements.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS

      Certain of our trustees and officers may have interests in the mergers that are different from, or in addition to, the interests that apply to our common shareholders generally. See "Interests of Certain Persons in the Merger."

REQUIRED VOTE

      The merger agreement and the mergers must be approved by:

      - first, the affirmative vote of the holders of our common shares casting at least a majority of the votes entitled to be cast at the special meeting; and

      - second, the affirmative vote of the holders (including the Company) of a majority of the Common Units in the Operating Partnership, with the Company voting its Common Units in the same proportion as the holders of our common shares voted their common shares at the special meeting.

      If the requisite holders of our common shares approve the proposed transaction at the special meeting, the Company, in its capacity as the sole general partner of the Operating Partnership, will promptly thereafter conduct the vote of the holders of the Common Units on the merger agreement and the mergers.

CERTAIN EFFECTS OF THE MERGERS

      Pursuant to the merger agreement, OP Merger Sub will be merged directly into the Operating Partnership with the Operating Partnership remaining as the surviving partnership. At the effective time of the Partnership merger, the GP Common Units issued and outstanding immediately prior to the Partnership merger shall be converted automatically into the right to receive cash and common general partnership interests in the surviving partnership and the equity interests of OP Merger Sub issued and outstanding immediately prior to the Partnership merger shall be converted automatically into units of limited partner interest in the surviving partnership. As a result of the Partnership merger, all of the outstanding general partner interests of the surviving partnership will be owned by the Company and all of the limited partner interests in the surviving partnership will be owned by Prime Office.

      Also, pursuant to the merger agreement, Merger Sub will be merged with and into the Company with the Company remaining as the surviving entity. At the effective time of the Company merger, all of our subsidiaries, including the Operating Partnership, will become subsidiaries of the buyer. Following the Company merger, holders of our common shares will have no ownership interest in the surviving entity, and, as a result, will not have the opportunity to share in any of our future earnings or growth. In addition, our common shares will be de-listed from and will no longer trade on the New York Stock Exchange.

     The mergers will have no effect on the voting powers, rights or preferences of the holders of our outstanding series B preferred shares and, after the completion time of the mergers, such shares will remain outstanding as the series B preferred shares of the surviving entity. Following the completion of the mergers, and until the earlier of five years thereafter and the first date on which no series B preferred shares remain outstanding, the surviving entity will publicly file periodic and other reports with the Securities and Exchange Commission whether or not such filings are then required by the Securities and Exchange Commission unless such reports are not accepted by the Securities and Exchange Commission. While the New York Stock Exchange has discretionary authority to de-list our series B preferred shares following completion of the mergers, we have been informed by the New York Stock Exchange that it does not customarily exercise such authority in situations similar to ours. Therefore, we expect our series B preferred shares will continue to be traded on the New York Stock Exchange after the effective time of the mergers.

      Our charter contains an ownership limit that restricts the ownership of our common and series B preferred shares by any person, entity or group to a maximum of 9.9%, in number or value, of our outstanding common and series B preferred shares. Although the Company merger will not modify the terms of the ownership limit presently in our charter, the number of outstanding common shares of the surviving entity following the Company merger will amount to only 1% (or approximately 237,000 shares) of our 23,681,371 common shares presently outstanding. As a result, following the mergers, the ownership limit in the surviving entity's charter will restrict the maximum ownership of the series B preferred shares of the surviving entity by any person, entity or group to a fewer number of shares than was permissible prior to the Company merger.

     The terms of the merger agreement permit us to pay a distribution of $0.5625 per series B preferred share for each calendar quarter ending after December 31, 2004. Accordingly, on February 28, 2005, our board of trustees declared a quarterly dividend of $0.5625 per share to our series B preferred shareholders of record on March 31, 2005, which relates to the fourth quarter 2003 dividend period, the earliest accrued but unpaid quarterly dividend on our series B preferred shares. In addition, the merger agreement provides that we shall, prior to the closing date of the mergers, conditionally declare, and on the closing date of the mergers, pay out of our available cash, distributions on the series B preferred shares for (i) each of the calendar quarters which have not been declared and paid prior to the closing date of the mergers and (ii) the calendar quarter in which the closing date of the mergers occurs. Currently, distributions on our series B preferred shares are in arrears for five calendar quarters for a total of $11.3 million.

LITIGATION WITH PRIME/MANSUR

      On October 27, 2004, we entered into an agreement and plan of merger with Prime/Mansur Investment Partners, LLC ("Prime/Mansur") and two of its subsidiaries. Prime/Mansur is a joint-venture formed and controlled by E. Barry Mansur and including Michael W. Reschke, our former chairman and a former member of our board of trustees. Under the Prime/Mansur merger agreement, Prime/Mansur agreed to acquire our outstanding common shares and outstanding LP Units for $6.70 per share/LP Unit in cash. Our board of trustees approved the transaction subject to Prime/Mansur obtaining a satisfactory financing commitment for the transaction. On November 10, 2004, we announced the Prime/Mansur merger agreement terminated automatically in accordance with its terms because Prime/Mansur did not obtain a financing commitment that satisfied the requirements of the Prime/Mansur merger agreement. On December 8, 2004, we announced that we had filed an action in Maryland state court seeking a declaratory judgment that the Prime/Mansur merger agreement terminated automatically in accordance with its terms on November 9, 2004. On January 3, 2005, Prime/Mansur filed a lawsuit against us in Maryland state court alleging, among other things, that we wrongfully terminated and otherwise breached the Prime/Mansur merger agreement. On February 11, 2005, the Maryland state court consolidated the two lawsuits referred to above and granted our request to assign the case to an expedited hearing track.

      On March 4, 2005 and April 6, 2005, the Maryland state court held hearings on our motion for summary judgment of our declaratory action complaint and our motion to dismiss the nine counts contained in Prime/Mansur's complaint. At the April 6, 2005 hearing, the Maryland state court dismissed four out of the nine counts Prime/Mansur filed against us. The counts dismissed were the constructive fraud, defamation, false light and conversion counts. The Maryland state court decided to allow Prime/Mansur to conduct discovery on the remaining counts in its complaint, consisting of specific performance, two breach of contract and two actual fraud counts. However, the court stated that, in leaving in the remaining five counts of the Prime/Mansur complaint, it was not ruling on the merits of those counts, and that it would entertain a motion for summary judgment from us at any time. The court then set May 27, 2005 for the close of fact discovery and left in place the currently scheduled pre-trial conference on June 10, 2005. With our concurrence, the Maryland state court also dismissed our declaratory judgment action complaint because the court's previous decision to consolidate the two complaints rendered our declaratory judgment complaint redundant of the breach of contract claims in Prime/Mansur's complaint.

      We vigorously deny the allegations in the Prime/Mansur complaint and believe the allegations have no merit. We intend to vigorously defend ourselves against the Prime/Mansur lawsuit and will continue to aggressively pursue our rights against Prime/Mansur.

      Resolution of the Prime/Mansur litigation is not a condition to the completion of the mergers, however, an order of a court of competent jurisdiction enjoining the mergers could delay or prohibit the mergers.

      Under the merger agreement, the buyer acknowledged and agreed that it is acquiring us subject to the Prime/Mansur litigation and they are assuming the liability for all costs and expenses arising out of the Prime/Mansur litigation. Prior to the closing of the mergers, we will retain control over the prosecution, defense and settlement of the Prime/Mansur litigation, subject to the approval of the buyer to any settlement, which may not be unreasonably withheld. After the closing of the mergers, the buyer will have control over the prosecution, defense and settlement of the Prime/Mansur litigation.

CONDUCT OF BUSINESS IF THE MERGERS ARE NOT COMPLETED

      Our business plan for 2005 contemplates consummating a strategic transaction involving the Company. If the mergers are not completed, we will continue to attempt to execute this aspect of our business plan by pursuing other strategic alternatives. In the meantime, successfully executing the other aspects of our business plan will depend, in part, on our ability to refinance or reposition certain properties, sell certain land parcels, mitigate the effects of lease expirations at certain properties and meet leasing occupancy targets at other properties.

      We can make no assurances as to our ability to successfully execute our business plan. In addition, the successful execution of our business plan may not generate excess cash sufficient to pay our current arrearages on dividends for our series B preferred shares or enable us to resume the payment of distributions on our common shares.

      If the mergers are not completed, we will also be obligated under certain circumstances to pay the buyer a termination fee and reimburse the buyer for its expenses. See "Terms of the Merger Agreement -- Termination Fee; Expenses; Liquidated Damages."

                          TERMS OF THE MERGER AGREEMENT

      The discussion in this proxy statement of the principal terms of the merger agreement and the mergers is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement, and which is incorporated in this proxy statement by reference. The following description summarizes the material provisions of the merger agreement. We urge you to carefully read the merger agreement because it is the legal document that governs the mergers.

GENERAL

      The merger agreement provides that OP Merger Sub will be merged directly into the Operating Partnership with the Operating Partnership remaining as the surviving partnership and Merger Sub will be merged directly into the Company with the Company remaining as the surviving entity. At the effective time of the Partnership merger, the GP Common Units issued and outstanding immediately prior to the Partnership merger shall be converted automatically into the right to receive cash and common general partnership interests in the surviving partnership and the equity interests of OP Merger Sub issued and outstanding immediately prior to the Partnership merger shall be converted automatically into units of limited partnership interest in the surviving partnership. As a result of the Partnership merger, all of the outstanding general partnership interests of the surviving partnership will be owned by the Company and all of the limited partnership interests in the surviving partnership will be owned by Prime Office.

      At the effective time of the Company merger, the equity interests of Merger Sub issued and outstanding immediately prior to the Company merger shall be converted automatically into and become fully paid and non-assessable common shares of beneficial interest of the surviving entity. As a result of the mergers, we and all of our subsidiaries, including the Operating Partnership, will be subsidiaries of the buyer. Holders of our common shares will have no ownership interest in the surviving entity and, as a result, will not have the opportunity to share in any of our future earnings or growth. In addition, our common shares will be de-listed from and will no longer trade on the New York Stock Exchange.

      The mergers will have no effect on the voting powers, rights or preferences of the holders of our outstanding series B preferred shares and, after the completion of the mergers, such shares will remain outstanding as the series B preferred shares of the surviving entity. Following the completion of the mergers, and until the earlier of five years thereafter and the first date on which no series B preferred shares remain outstanding, the surviving entity will publicly file periodic and other reports with the Securities and Exchange Commission whether or not such filings are then required by the Securities and Exchange Commission.

      Our charter contains an ownership limit that restricts the ownership of our common and series B preferred shares by any person, entity or group to a maximum of 9.9%, in number or value, of our outstanding common and series B preferred shares. Although the Company merger will not modify the terms of the ownership limit presently in our charter, the number of outstanding common shares of the surviving entity following the Company merger will amount to only 1% (or approximately 237,000 shares) of our 23,681,371 common shares presently outstanding. As a result, following the mergers, the ownership limit in the surviving entity's charter will restrict the maximum ownership of the series B preferred shares of the surviving entity by any person, entity or group to a fewer number of shares than was permissible prior to the Company merger, unless such filings are not accepted by the Securities and Exchange Commission.

      The mergers will become effective as of the date and time specified in (a) the merger certificate which will be filed with the Secretary of State of the State of Delaware, with respect to the Partnership merger and (b) the articles of merger which will be filed with the State Department of Assessments and Taxation of the State of Maryland in accordance with the Maryland REIT Law and the Maryland Limited Liability Company Act, with respect to the Company merger.

CONSIDERATION TO BE PAID IN THE MERGERS

      At the effective time of the Partnership merger, each outstanding LP Unit in the Operating Partnership will be automatically converted into the right to receive $7.25 per LP Unit, in cash, without interest. At the effective time of the Company merger, each of our issued and outstanding common shares will be automatically converted into the right to receive $7.25 per share, in cash, without interest.

      Any common shares obtained by limited partners of the Operating Partnership upon the exchange of their LP Units prior to the effective time of the mergers will be automatically converted at the effective time of the mergers into the right to receive $7.25 per common share, in cash, without interest.

      If approved and completed, the mergers will result in aggregate consideration of $193,995,000 payable to our common shareholders and holders of the LP Units in the Operating Partnership. In addition, approximately $223,000 will be payable to holders of in-the-money options outstanding under our share incentive plan prior to the mergers.

PAYMENT FOR SHARES; PROCEDURES FOR SURRENDER OF CERTIFICATES

      Prior to the effective time of the mergers, the buyer shall designate a bank or trust company to act as paying agent for the payment of the merger consideration. The buyer shall deposit, or cause to be deposited, with the paying agent amounts in immediately available funds sufficient to pay the merger consideration.

      Promptly after the effective time of the mergers, the surviving entity of the Company merger will cause the paying agent to mail a letter of transmittal, which will include instructions for the delivery of certificates representing the common shares to the paying agent, to all holders of our common shares. Holders of common shares should use this letter of transmittal to send certificates representing the common shares to the paying agent. After surrendering the share certificates to the paying agent for cancellation, holders of those surrendered certificates will be entitled to receive a cash payment in an amount equal to the number of our common shares represented by the surrendered certificates multiplied by $7.25, without any interest thereon and less applicable withholding taxes. Each surrendered certificate will then be cancelled and the paying agent will mail your check to you.

      Do not mail your share certificates at this time. If your common share certificates have been lost, stolen or destroyed, you will be entitled to the merger consideration only by signing an affidavit to that effect and delivering a reasonable indemnity to protect us against claims by another party related to your common share certificates.

TREATMENT OF STOCK OPTIONS AND WARRANTS

      At the effective time of the Company merger, all outstanding options granted pursuant to our share incentive plans, whether or not then exercisable or vested, shall be cancelled and each holder of a cancelled option shall be entitled to receive the difference between $7.25 and the exercise price per share of the share option multiplied by the number of our common shares subject to the in-the-money share option (net of any tax withholding). The only outstanding options to acquire our common shares with an exercise price per share of less than $7.25 are held by Mr. Stephen J. Nardi, a member of our board of trustees.

      At the time of the Company merger, each outstanding warrant to acquire our common shares will be (1) automatically modified to provide that the exercise price for each common share underlying such warrant shall be $7.25 and the number of common shares underlying such warrant shall be adjusted to reflect the modified exercise price and (2) automatically converted into the right upon exercise to receive, in lieu of common shares otherwise receivable upon exercise of the warrant, an aggregate amount of cash, without interest, equal to the product of (x) $7.25 and (y) the maximum number of common shares otherwise subject to the warrant, less the aggregate modified exercise price. As a result of the foregoing, as a practical matter, no cash will be paid with regard to such warrants, and the warrants will no longer be exercisable for the purchase of our common shares.

REPRESENTATIONS AND WARRANTIES

      The merger agreement contains customary representations and warranties by us and the buyer concerning our respective business and assets. Subject to certain limited exceptions, the representations and warranties must be true and correct on the date of the closing in order to consummate the mergers. The merger agreement contains representations and warranties as to, among other things:

      Reciprocal representations and warranties:

      - the due organization, valid existence and good standing of each party and its subsidiaries;

      - the power and authority of each party to execute the merger agreement and other agreements related thereto and to consummate the transactions contemplated by the merger agreement;

      - the merger agreement and the transactions contemplated thereby not violating a respective party's organizational documents; and

      - the absence of any pending or threatened litigation or other proceeding or action which could reasonably be expected to prevent the mergers from being consummated.

      Representations and warranties specific to us and our subsidiaries:

      -     the capitalization of the Company and our subsidiaries;

      -     the accuracy of our filings with the Securities and Exchange
            Commission;

      -     the absence of certain changes or events since December 31, 2003;

      -     the absence of undisclosed material liabilities;

      - the absence of defaults under our organizational documents, certain agreements, and any orders, writs, injunctions or decrees;

      -     the possession of and compliance with our permits and licenses;

      -     compliance with applicable laws;

      - tax matters, including our taxation as a REIT, and our compliance with certain tax laws;

      - our employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended;

      -     our compliance with labor matters;

      -     our rights relating to intellectual property;

      -     our compliance with environmental matters;

      -     our real property;

      -     our insurance coverage;

      - our receipt of a fairness opinion from Wachovia to the effect that the merger consideration in the Company merger is fair to holders of our common shares, from a financial point of view;

      - the status of ownership by us of our common shares and preferred shares;

      - the absence of any brokerage, finder's or other investment bank fee in connection with the mergers (other than Wachovia);

      - the absence of any requirement that we be registered as an investment company under the Investment Company Act of 1940, as amended;

      -     matters related to our contracts and contract defaults;

      - the inapplicability of Maryland state anti-takeover statutes to the Company merger;

      -     transactions with our officers, trustees or affiliates;

      -     our disclosure documents relating to the mergers;

      -     the vote required to approve the mergers;

      - matters related to our system of internal accounting controls and our compliance with the Sarbanes-Oxley Act of 2002; and

      - the absence of any violation by us of the United States Foreign Corrupt Practices Act of 1977, as amended.

      In addition, the merger agreement contains representations and warranties by the buyer as to, among other things, the buyer having sufficient funds available to consummate the transactions contemplated by the merger agreement, including, without limitation, payment of the merger consideration.

      The representations and warranties in the merger agreement are very detailed and the description above is only a summary. You are urged to read carefully and in their entirety the sections entitled "Representations and Warranties of the Company" and "Representations and Warranties of the Purchaser Parties" contained in the merger agreement included in this proxy statement as Annex A.

CONDUCT OF THE BUSINESS BEFORE THE MERGERS

      We agreed that until the closing of the mergers, or unless the buyer consents in writing, we will carry on our business in the ordinary and usual course of business and will:

      - use commercially reasonable efforts to preserve intact our current business organization, goodwill and ongoing businesses;

      - preserve intact our status as a REIT within the meaning of the Internal Revenue Code of 1986;

      -     comply in all material respects with all applicable laws; and

      - maintain insurance in such amounts and covering such risks as are substantially in accordance with normal industry practice for companies engaged in businesses similar to ours and that of our subsidiaries.

      We have agreed to confer on a regular and frequent basis with the buyer, report on operational matters and promptly advise the buyer orally and in writing of any material adverse effect on us or any matter which could reasonably be expected to have a material adverse effect on us, including any new pending or threatened litigation against us in excess of $200,000 which is not covered by insurance or any material complaint, investigation or hearing by a governmental entity involving us or our subsidiaries.

      We also agreed that until the closing of the mergers, or unless the buyer consents in writing (which consent shall not be unreasonably withheld by buyer and will be deemed given by buyer if not denied in writing within five (5) business days after receipt by buyer of a written request for such consent) and other than, in certain instances, as indicated in our disclosure letter, to not and to not permit any subsidiary to, directly or indirectly, do any of the following:

      - declare, set aside, make or pay any other distribution with respect to any of our capital stock, partnership interests in the Operating Partnership or equity interests in any of our subsidiaries, other than (i) dividends paid by a wholly-owned subsidiary to us or to any other wholly-owned subsidiary, (ii) the declaration and payment of distributions on our series B preferred shares for each calendar quarter ending after December 31, 2004 and for each previous calendar quarter for which such distributions have accrued but not been paid or (iii) dividend payments that we are required to make by the Internal Revenue Code of 1986 in order to maintain REIT status and those that are sufficient to eliminate any federal tax liability;

      - reclassify, recapitalize, split, reverse split or combine, exchange or readjust any shares of beneficial interest, stock, partnership interests or other equity interests or issue (except for the redemption of the Operating Partnership's limited partnership units for our common shares or upon any exercise of options or warrants), or authorize the issuance of any other securities in respect of, in lieu of or in substitution for such shares of beneficial interest, stock, partnership interest or other equity interests;

      - purchase, redeem (except for the exchange of any the Operating Partnership's limited partnership units in accordance with their terms for our common shares) or otherwise acquire any of our capital stock, other equity interests or other securities (except in connection with the use of our common shares or the Operating Partnership's limited partnership units to pay the exercise price or tax withholding obligation upon the exercise of a Company option as presently permitted under our share incentive plan);

      - issue, deliver, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, delivery, sale, pledge, disposition, grant, transfer or encumbrance of any shares of beneficial interest or capital stock, or other equity interests in, the Company or any of our subsidiaries, or securities convertible into, or any rights, warrants or options to acquire, any such shares of beneficial interest or capital stock or other equity interests (except to the Company or any subsidiary, as required under the Operating Partnership's partnership agreement in connection with the exercise of outstanding Company options under our share incentive plan or the exchange of the Operating Partnership's limited partnership units for our common shares or granting a waiver of the limitations on ownership of our equity interests set forth in our charter with respect to common shares identified in our disclosure letter);

      - amend or otherwise change our charter or bylaws or equivalent organizational documents of any of our subsidiaries;

      - restructure, recapitalize or reorganize, merge, consolidate or enter into any other business combination with any person;

      - enter into any new commitments obligating us or any of our subsidiaries to make capital expenditures or acquire assets in excess of $250,000 in the aggregate for each successive period of 45 days following February 17, 2005, not including tenant allowances under existing leases and certain commitments, provided, however, we may enter into commitments to make repairs and/or prevent damage to any of our properties as is necessary in the event of an emergency situation as long as we provide the buyer with a copy of such commitment promptly after we enter into such commitment;

      - acquire, enter into any option to acquire, or exercise an option or other right or election to enter into any commitment or contractual obligation for the acquisition of any real property;

      - incur additional indebtedness (secured or unsecured) in excess of $500,000 (except for the refinancing of the loan encumbering our Continental Towers project located in Rolling Meadows, Illinois) or amend any existing indebtedness in a manner not favorable to us or any of our subsidiaries, provided that we must provide buyer with prompt notice of any permitted refinancings, amendments or extensions of existing indebtedness;

      - enter into, renew, extend, amend or modify in any material way or terminate any lease in excess of 50,000 square feet, provided, however, that we must provide buyer will prompt written notice if we enter into, amend, modify in any material way or terminate any lease in excess of 25,000 square feet but not greater than 50,000 square feet;

      - sell, mortgage, subject to lien or otherwise dispose of or agree to do any of the foregoing with respect to any of our properties, except in connection with permitted refinancings described above and certain land sales;

      - sell, lease, mortgage, subject to lien or otherwise dispose of or agree to do any of the foregoing with respect to any of our personal or intangible property in excess of $250,000, except in connection with permitted refinancings described above;

      - guarantee the indebtedness of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing or make any investment in any other person, in each case in excess of $100,000 and other than with respect to our subsidiaries;

      - make or rescind any material tax election, unless the Company reasonably determines, after consultation with the buyer that such action is required by law, necessary or appropriate to preserve the Company's status as a REIT or the partnership status of the Operating Partnership or other subsidiary which filed tax returns as a partnership for federal tax purposes or commercially reasonable in the context of our business and relates to a change in law in 2004 or thereafter;

      - change any of our methods, principles or practices of accounting in effect other than as required by GAAP or the Securities and Exchange Commission, provided that buyer receives notice of any required change that is material;

      - settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes;

      - adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, share option or similar plan, grant new share appreciation rights or amend any existing plan or rights, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any increase in compensation of officers or employees, except for (i) such changes as are required by law, (ii) the payment of the amounts due to certain of our employees under their severance agreements at the effective time of the merger and (iii) replacing employees who have been terminated (provided that the base salary for any new employees shall not exceed $50,000 individually or $250,000 in the aggregate);

      - settle or compromise any material litigation, including, without limitation, any material stockholder derivative or class action claims arising out of or in connection with any of the transaction contemplated by the merger agreement or waive, release or assign any material rights or claims;

      - enter or amend or otherwise modify any agreement or arrangements with persons that are our affiliates (other than agreements with our subsidiaries or, to the extent such actions may be taken by our joint venture partner or partners without our consent or the consent of our applicable subsidiary or are required to be taken by us or our applicable subsidiary, the joint ventures in which we or our subsidiary are a partner or member) or, as of February 17, 2005, are employees, officer, trustees, partners or directors of the Company or any subsidiary without the prior written consent of the buyer and the approval of a majority of our "independent" trustees;

      - authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation of dissolution of the Company or any of our subsidiaries;

      - fail to use commercially reasonable efforts to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses;

      - materially amend or terminate, or waive compliance with the terms of or breaches under, or fail to use commercially reasonable efforts to comply with or remain in compliance with any material contract or enter into a new contract, agreement or arrangement that, if entered into prior to February 17, 2005, would have been a material contract under the terms of the merger agreement, provided, however, that we may enter into leasing commission agreements with tenants' or prospective tenants' brokers in the ordinary course of business at market rates;

      - fail to use commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any agreement relating to any of our or our subsidiaries' outstanding indebtedness;

      - take any action that would, or would reasonably be expected to, result in any of the representations or warranties contained in the merger agreement being untrue or any of the conditions to the mergers not being satisfied;

      - pre-pay any long-term debt or pay, discharge or satisfy any obligations except in the ordinary course of business consistent with past practice and in accordance with their terms;

      - accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice;

      - delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

      - write-up, write-down or write-off the book value of any assets, to the extent such action is material, individually or in the aggregate, to us and our subsidiaries taken as a whole, except as required by and in accordance with GAAP consistently applied;

      - enter into any agreement that limits or otherwise restricts us or any subsidiary or any successor thereto or that could, after the effective time of the mergers, limit or restrict the buyer or any successor, from engaging or competing in any line of business or in any geographic area; or

      - agree in writing or otherwise take any action inconsistent with any of the foregoing.

LITIGATION WITH PRIME/MANSUR

      The buyer acknowledged in the merger agreement that they are acquiring us and the Operating Partnership subject to the Prime/Mansur litigation and that they shall assume the liability for all costs and expenses, including settlement costs, arising out of the Prime/Mansur litigation. The buyer also agreed that it would use commercially reasonable efforts to prevail in the Prime/Mansur litigation or enter into a complete compromise or settlement, with prejudice, with respect to the Prime/Mansur litigation. Prior to the closing of the mergers, we will retain control over the prosecution, defense and settlement of the Prime/Mansur litigation, with the buyer having the right to consent to the entry of any judgment or our entry into any settlement or compromise of the Prime/Mansur litigation, which consent may not be unreasonably withheld. After the closing of the mergers, the buyer will have control over the prosecution, defense and settlement of the Prime/Mansur litigation.

      Resolution of the Prime/Mansur litigation is not a condition to the completion of the mergers, however, an order of a court of competent jurisdiction enjoining the mergers could delay or prohibit the mergers.

CONDITIONS TO THE CLOSING OF THE MERGERS

      The obligations of the parties to complete the mergers are subject to the satisfaction or waiver of each of the following mutual conditions:

      - the merger agreement and the mergers must be approved by the requisite vote of the our common shareholders and the requisite vote of the holders (including the Company) of the Common Units in the Operating Partnership, with us voting our Common Units in the same proportion as the common shareholders voted their common shares at the special meeting;

      - any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated, and all consents, approvals and actions of, filings with, and notices to, all governmental entities shall have been made, obtained or effected, as the case may be; and

      - no law or temporary restraining order, preliminary or permanent injunction or other binding order restraining, prohibiting or preventing consummation of the mergers issued by any governmental entity of competent jurisdiction shall be in effect.

      The buyer's obligation to complete the mergers is subject to the satisfaction or waiver of each of the following additional conditions:

      - our representations and warranties contained in the merger agreement must be true and correct as of the date the mergers are completed as if made at and as of that time (except for those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), except where the failure to be true and correct would not constitute a Company material adverse effect, as defined below;

      - we shall have performed or complied in all respects with all agreements and covenants required by the merger agreement to be performed or complied with by us on or prior to the effective time of the mergers;

      - there shall not have occurred any Company material adverse effect, as defined below;

      - the buyer shall have received a certificate, signed by a senior executive officer of the Company, certifying as to certain matters;

      - the buyer shall have received a REIT qualification opinion of Winston & Strawn LLP;

      - the buyer shall have received a Maryland law opinion of Miles & Stockbridge P.C.; and

      - the buyer shall have received a REIT merger opinion of Winston & Strawn LLP.

      A Company material adverse effect is defined as an event, occurrence or condition that, either individually or in the aggregate with all other events, occurrences or conditions, had or would have a material adverse effect on the business, operating results, liabilities, assets or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or prevent or materially delay the consummation of the mergers, not including the effect of
(i) general economic changes, (ii) changes in the United States financial markets generally, (iii) changes that affect REITs generally, (iv) changes that affect office real estate properties generally, (v) changes in national or international political or social conditions including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States (except to the extent that any such change affects us in a disproportionate manner), (vi) any change in the price or trading volume of the common shares or the series B preferred shares, (vii) the failure by us to lease space, including but not limited to the renewal or non-renewal of any leases for real property owned, leased or operated by us or any of our subsidiaries or the announcement or decision by a prospective tenant of its intention not to lease space or by an existing tenant of its intention to renew or not renew its current lease, (viii) changes arising as a result of the public announcement of the merger agreement or the transactions contemplated thereby or (ix) other than as may cause the condition that no order or injunction preventing consummation of the merger shall be in effect not to be satisfied, the Prime Mansur litigation.

      Our obligation to complete the mergers is subject to the satisfaction or waiver of each of the following additional conditions:

      - the buyer's representations and warranties contained in the merger agreement must be true and correct as of the date the mergers are completed as if made at and as of that time (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date);

      - the buyer shall have performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it on or prior to the effective time of the mergers;

      - we shall have received a certificate, signed by a senior executive officer of the buyer, certifying as to certain matters; and

      - we shall have received the Miles & Stockbridge P.C. opinion and the REIT merger opinion of Winston & Strawn LLP.

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION

      None of the representation, warranties and covenants in the merger agreement or in any instrument delivered pursuant to the merger agreement shall survive the effective time of the mergers except for covenants that contemplate performance after the effective time for the mergers.

      The merger agreement provides that for a period of six years after completion of the mergers, the buyer and the surviving entity will extend all rights to indemnification existing in favor of our current officers and trustees under our charter and bylaws for matters arising out of pertaining to any facts or events existing or occurring on or before the completion of the mergers.

      The Company and, from and after the effective time of the mergers, the entity surviving the Company merger shall indemnify, defend and hold harmless the present and former officers and trustees of the Company or any of its subsidiaries against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the surviving entity or otherwise incurred in connection with any claim, action, suit, proceeding or investigation based in whole or in part by reason of the fact that such person is or was a trustee or officer of the Company and arising out of actions, events or omissions occurring at or prior to the effective time of the mergers, in each case to the fullest extent permitted under Maryland law.

      In addition, as permitted by the merger agreement, we have obtained and paid for policies of trustees' and officers' liability insurance providing for a six-year "tail" claim reporting period for the persons currently covered by our existing trustees' and officers' liability insurance policies.

NON-SOLICITATION OF COMPETING TRANSACTIONS FROM OTHER PARTIES

      Until the mergers are completed or the merger agreement is terminated, we have agreed not to take any of the following actions directly or indirectly:

      - encourage, solicit, initiate or facilitate any Competing Transaction, as defined below;

      - participate in any way in discussions or negotiations with, or furnish any information or data with respect to or access to our properties with respect to, any person or entity in connection with, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction; or

      - enter into any agreement (written or oral) with respect to any Competing Transaction, approve or recommend or resolve to approve or recommend any Competing Transaction or enter into any agreement (written or oral) requiring us to abandon, terminate or fail to consummate the merger or any other transaction contemplated by the merger agreement.

      However, if at any time prior to the effective time of the mergers, our board of trustees determines in good faith, after consultation with our financial advisor and outside legal counsel, that an unsolicited, bona fide written offer for a Competing Transaction is a Superior Competing Transaction, as defined below, we may (i) furnish information with respect to us and our subsidiaries to the person or entity, or its representatives, proposing such Superior Competing Transaction pursuant to a customary confidentiality agreement the benefits of the terms of which are not less favorable to us than those in place in the confidentiality agreement with the buyer and (ii) participate in discussion and negotiations, directly or indirectly through such third party's representatives, with respect to such Superior Competing Transaction.

      We must advise the buyer promptly of any inquiry received relating to any potential Competing Transaction, including the material terms of any proposal or inquiry, the identity of the person or entity making the proposal or inquiry and a copy of such proposal or inquiry. We must keep the buyer fully informed on a prompt basis with respect to any developments of any Competing Transaction.

      A Competing Transaction is any offer or proposal by a third party concerning any:

      - acquisition of more than 15% of the assets of the Company and our subsidiaries, taken as a whole;

      - acquisition of 15% or more of any class of equity securities of the Company or the Operating Partnership pursuant to a merger, consolidation or other business combination, sale of shares of beneficial interest, sale or assets, tender offer, exchange offer or similar transaction; or

      - series of transactions, which is structured to permit a third party to acquire beneficial ownership of more than 15% of the assets of the Company and our subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company or the Operating Partnership.

      A bona fide written proposal or offer for a Competing Transaction which is made by a third party and was not solicited by us, any of our subsidiaries or any of our representatives, is a Superior Competing Transaction if our board of trustees determines in its good faith judgment after consulting with its financial advisor and outside legal counsel that (i) if accepted it is reasonably capable of being consummated and is not subject to any material contingency, including any contingency relating to financing, to which neither
(1) our board of trustees determines may likely be overcome or addressed nor (2) the other party thereto has reasonably demonstrated in its written offer its ability to overcome or address, including the receipt of government consents or approvals, and (ii) if consummated it would result in a transaction that is more favorable to our common shareholders, from a financial point of view, than the transactions contemplated by the merger agreement.

      Our board of trustees may, without breaching the merger agreement, withdraw, modify, amend or qualify in a manner adverse to the buyer its recommendation in favor of the Company merger if:

      - our board of trustees receives a Superior Competing Transaction which is not subsequently withdrawn; or

      - our board of trustees determines in good faith and on a reasonable basis after consultation with outside legal counsel that this action is required for our board to meet its fiduciary obligations under Maryland law.

      In the event our board of trustees does withdraw, modify, amend or qualify in a manner adverse to the buyer its recommendation in favor of the merger we may be obligated to pay to the buyer a termination fee. See "- Termination Fee; Expenses; Liquidated Damages."

      Even if our board of trustees' recommendation is withdrawn, modified, amended or qualified in a manner adverse to the buyer, we must nevertheless hold and convene the special meeting, unless the merger agreement has been terminated.

TERMINATION OF THE MERGER AGREEMENT

      The merger agreement may be terminated by the parties and the mergers abandoned, whether before or after the common shareholder approval is obtained, as follows:

      -     by the mutual written consent of the buyer and us;

      -     by either us or Prime Office, if:

            - any governmental entity issues a final order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the merger agreement, provided, that, the party seeking to terminate the merger agreement shall have used all commercially reasonable efforts to remove such order, decree, ruling or judgment or to reverse such action;

            - the Company merger shall not have been consummated prior to August 31, 2005, provided, however, that the August 31, 2005 date may be extended for up to sixty (60) days by written notice of either us or Prime Office if the failure to consummate the mergers is due to a temporary restraining order, preliminary or permanent injunction or other binding order by any governmental entity of competent jurisdiction; or

            - we fail to obtain the requisite common shareholder vote for approval of the mergers at a duly held meeting of our common shareholders or we fail to obtain the requisite vote for approval of the merger of the Operating Partnership by holders of the common units of our operating partnership;

      -     by us, if:

            - prior to obtaining the approval of our common shareholders to the mergers, our board of trustees resolves to enter into a definitive agreement for a Competing Transaction by a third party, provided that (a) our board of trustees shall have determined in good faith after consultation with outside legal counsel and its financial advisor that such Competing Transaction constitutes a Superior Competing Transaction, (b) we have notified the buyer in writing of the terms and conditions of the Competing Transaction and (c) the termination of the merger agreement shall not be effective until three (3) business days after buyer's receipt of notice of the final terms and conditions of such Competing Transaction; or

            - the buyer has breached any of its representations, warranties, agreements or covenants in the merger agreement such that our closing conditions cannot be satisfied and such breach or misrepresentation is not cured within twenty (20) days after written notice thereof; provided, however, that if a breach arising from any delay of performance of any agreement to be performed by the buyer is the result of any temporary restraining order, preliminary or permanent injunction or other binding order of any governmental entity of competent jurisdiction, we may not terminate the merger agreement unless such breach is not cured during the period which is sixty (60) days after we notify the buyer of the breach;

      -     by Prime Office, if:

            - prior to obtaining the approval of our common shareholders to the mergers, (a) our board of trustees shall have withdrawn or adversely modified its recommendation of the merger agreement and the Company merger or (b) our board of trustees shall have recommended to our common shareholders that they approve another Competing Transaction or our board of trustees shall have determined to accept a proposal or offer for a Superior Competing Transaction; or

            - either (a) there has been a Company material adverse effect which is not due to the fault of the Company or (b) we have breached any of our representations, warranties, agreements or covenants in the merger agreement such that the buyer's closing conditions cannot be satisfied or there has been a Company material adverse effect other than those referred to above and such breach or misrepresentation is not cured within twenty (20) days after written notice thereof; provided, however that if breach or Company material adverse effect arising from any delay of performance of any agreement to be performed by us is the result of any temporary restraining order, preliminary or permanent injunction or other binding order of any governmental entity of competent jurisdiction, buyer may not terminate the merger agreement unless such breach is not cured during the period which is sixty (60) days after buyer notifies us of the breach.

TERMINATION FEE; EXPENSES; LIQUIDATED DAMAGES

      We have agreed to pay Prime Office a termination fee of $10.0 million if the merger agreement is terminated because:

      - our board of trustees has resolved to enter into a Superior Competing Transaction;

      - our board of trustees has withdrawn or adversely modified its recommendation of the Company merger;

      - the board of trustees has recommended that the common shareholders approve another transaction or has determined to accept an offer for a Superior Competing Transaction;

      - a Company material adverse effect has occurred which is due to the fault of the Company; or

      - we breach a representation, warranty, agreement or covenant under the merger agreement that prevents satisfaction of a closing condition.

      We have agreed to pay the buyer up to $1.0 million to reimburse the buyer for its expenses if the merger agreement is terminated because

      - either the requisite shareholder vote or the requisite vote of the holders of the Common Units in the Operating Partnership is not obtained; or

      - a Company material adverse effect has occurred which is not due to the fault of the Company.

      We have agreed to pay the buyer up to $3.0 million to reimburse the buyer for its expenses if the merger agreement is terminated because of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to Prime/Mansur Investment Partners, LLC or any of its affiliates.

      The buyer has agreed to release the earnest money deposit to us as liquidated damages an amount equal to $10.0 million if the merger agreement is terminated because of the buyer breaches a representation, warranty, agreement or covenant under the merger agreement that prevents satisfaction of a closing condition.

AMENDMENT, EXTENSION AND WAIVER OF THE MERGER AGREEMENT

      The merger agreement may be amended by the parties at any time prior to or after approval of the merger agreement and the mergers by our common shareholders and the holders of the partnership interests in the Operating Partnership, but, after any such approval, no amendment to the merger agreement shall be made which decreases the merger consideration or adversely affects the rights of the common shareholders or holders of partnership interests without the approval of such holders. The merger agreement may not be amended except by an instrument in writing signed by the parties. Either party may extend the other party's time for the performance of any of the obligations or other acts under the merger agreement, waive any inaccuracies in the other party's representations and warranties, and, to the extent permitted by applicable law and other sections of the merger agreement, waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

OTHER AGREEMENTS

      Deposit Escrow Agreement. In connection with the execution of the merger agreement, we entered into a deposit escrow agreement with the buyer and Chicago Title and Trust Company, as escrow agent, pursuant to which the buyer made a deposit of $10.0 million with the escrow agent. If the merger agreement is terminated and the buyer is obligated to pay us liquidated damages, the deposit will be payable to us as total payment of such liquidated damages. If the merger agreement is terminated under other circumstances or the merger is consummated, the deposit will be payable to the buyer.

                               DISSENTERS' RIGHTS

      You do not have the right to demand and receive payment of the fair value of your common shares under Maryland law as a dissenting or objecting shareholder because your common shares are listed on the New York Stock Exchange.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGERS

CERTAIN PAYMENTS TO OUR EXECUTIVE OFFICERS

      In the event the mergers are consummated, the officers listed below will receive certain payments under their respective employment agreements or other arrangements. The amount of the payments depends on effective date of the mergers.

                                             CHANGE OF CONTROL  PER DIEM INCREASE OR
             EXECUTIVE                          PAYMENT(1)(2)        DECREASE(3)
             ---------                       -----------------  --------------------
Jeffrey A. Patterson, President and
   Chief Executive Officer                       $1,471,153          $      564

Steven R. Baron, Executive Vice
   President--CBD Office Leasing                    193,431                 212

Richard M. FitzPatrick, Executive Vice
   President--Chief Financial
   Officer                                          115,875                  --

James F. Hoffman, Executive Vice
   President--General Counsel and
   Secretary                                        432,784                 310

John F. Bucheleres, Senior Vice
   President--CBD Office Leasing                     75,000                  --

Paul G. Del Vecchio, Senior Vice
   President--Capital Markets                       255,931                 212

Roy P. Rendino, Senior Vice
   President--Finance and Chief
   Accounting Officer                               190,550                  --

Randel S. Waites, Senior Vice
   President--Office Asset
   Management                                       238,881                 205

Donald H. Faloon, Former Executive Vice
   President--Development(4)                        141,250                  --

(1) The change of control payments set forth above (which also include pro rata bonuses for 2005 pursuant to our employment agreement or other arrangement with the foregoing persons) assume an effective date of the mergers of June 30, 2005.

(2) Pursuant to the merger agreement, in the event that the aggregate of the change of control payments to certain "key employees" (as described in the merger agreement) is less than $3,700,000, then in the discretion of our board of trustees, the board may authorize the payment of such shortfall to our employees, including those set forth above, in such manner as it may determine.

(3) Amounts to be paid pursuant to the respective employment agreements as pro rata bonus payments will be increased or decreased, as the case may be, by these amounts for each day after or prior to June 30, 2005 that the closing of the mergers occurs.

(4) Mr. Faloon left our employment on February 11, 2005 and retained the right to receive this payment upon the closing of the mergers; provided that the mergers close within one year of such termination.

OUR BOARD OF TRUSTEES

      In considering the recommendation of our board of trustees with respect to the proposed mergers, our common shareholders should be aware that certain of our executive officers and trustees have interests in the transaction that are different from, or are in addition to, the interests of our common shareholders generally.

MERGER CONSIDERATION

      Our trustees and executive officers will receive upon completion of the mergers by virtue of their ownership of our common shares and LP Units in the Operating Partnership a portion of the merger consideration. See "Security Ownership of Management and Certain Beneficial Owners" beginning on page __ for a listing of our common shares and LP Units owned by our trustees and executive officers.

INDEMNIFICATION AND TRUSTEES' AND OFFICERS' LIABILITY INSURANCE

      Our charter and bylaws provide that we will indemnify our trustees and executive officers, and directors and officers of our subsidiaries, to the fullest extent permitted by Maryland law. We also maintain trustees and officers' liability insurance for the benefit of such persons. The merger agreement provides that the charter and bylaws of the surviving entity will contain the provisions with respect to indemnification set forth in our current charter and bylaws as of the date of the merger agreement, which indemnification provisions may not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of individuals who prior to the effective time were our trustees or officers, or directors or officers of our subsidiaries, with respect to the actions, events or omissions occurring at or prior to the effective time (including with respect to the mergers and the other transactions contemplated by the merger agreement), unless such modification is required by law.

      In addition, the merger agreement provides that from and after the effective time, we, as the surviving entity of the Company merger, will indemnify the present and former trustees, directors and officers of the Company and our subsidiaries against all losses, expenses, claims, damages, liabilities or amounts paid in settlement of (with our approval), or otherwise incurred in connection with, any claim, action, suit, proceeding or investigation due to the fact that such person is or was a trustee, director or officer and arising out of actions, events or omissions occurring at or prior to the effective time, in each case to the fullest extent permitted by Maryland law.

      In addition, as permitted by the merger agreement, we have obtained and paid for policies of trustees' and officers' liability insurance providing for "tail" coverage for the persons currently covered by our existing trustees' and officers' liability insurance policies for a period of six years.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      The following discussion summarizes certain material U.S. federal income tax considerations of the merger generally relevant to holders of our common shares, assuming that the merger is consummated as contemplated in the merger agreement and this proxy statement. This discussion is based upon interpretations of the Code, Treasury Regulations promulgated under the Code, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. Your tax treatment may vary depending on your particular situation. For example, common shareholders subject to the alternative minimum tax may be subject to special rules not discussed below. Also, common shareholders subject to special treatment, including dealers in securities or foreign currency, tax-exempt entities, banks, thrifts, insurance companies, persons that hold our common shares as part of a "straddle," a "hedge," a "constructive sale" transaction or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, and partnerships or other pass-through entities, may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences of the merger to holders of our common shares that do not hold them as a capital asset and that may actually or constructively own any of our common shares following the merger. The summary may not be applicable with respect to common shares acquired as compensation, under the exercise of a share option, under tax-qualified retirement plan, or under an employee share purchase plan. The discussion below does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of the merger.

      For purposes of this summary, a "U.S. common shareholder" is any shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the law of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income tax regardless of its source, or (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust was in existence on August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. A non-U.S. common shareholder is any common shareholder that is not a U.S. common shareholder.

      The following summary is not binding on the Internal Revenue Service (the "IRS") or a court. As a result, we cannot assure you that the tax consequences described in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. No ruling has been or will be sought from the IRS, and no opinion of counsel (except as expressly set forth as a condition to closing of the mergers) has been or will be rendered, as to the United States federal income tax consequences of the mergers.

      THIS U.S. FEDERAL INCOME TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY AND MAY NOT ADDRESS ALL TAX CONSIDERATIONS THAT MAY BE SIGNIFICANT TO YOU. EACH COMMON SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.

CONSEQUENCES TO U.S. COMMON SHAREHOLDERS

      General. U.S. common shareholders will recognize gain or loss equal to the difference in the amount of cash received in the merger and the common shareholder's adjusted tax basis in the common shares exchanged. Generally, any gain or loss recognized should be capital gain or loss and will constitute long-term capital gain or loss if you have held the common shares for more than one year as of the effective time of the merger.

      Special Rule for U.S. Common Shareholders Who Have Held Shares Less than Six Months. A U.S. common shareholder who has held our common shares for less than six months at the effective time of the merger, taking into account the holding period rules of Section 246(c)(3) and (4) of the Code, and who recognizes a loss on the exchange of common shares in the merger, will be treated as recognizing a long-term capital loss to the extent of any capital gain dividends received from us, or his, her of its share of any designated retained capital gains, with respect to those common shares.

CONSEQUENCES TO NON-U.S. COMMON SHAREHOLDERS

      General. Non-U.S. common shareholders will recognize gain or loss equal to the difference in the amount of cash received in the merger and the common shareholder's adjusted tax basis in the common shares exchanged. Subject to the discussion below regarding treating some of the merger proceeds as a distribution, a non-U.S. common shareholder should not be subject to U.S. federal income taxation on any gain recognized, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. common shareholder, (2) that common shareholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) that common shareholder's common shares constitutes a "U.S. real property interest" (a "USRPI") within the meaning of the Foreign Investment in Real Property Act of 1980 ("FIRPTA").

      U.S. Taxation if Taxed as a Distribution. The foregoing discussion assumes that you will be treated as a selling your common shares for purposes of the FIRPTA provisions of the Code. It is possible that the IRS could contend that under the FIRPTA provisions of the Code ninety-nine (99%) of your merger proceeds were received in a distribution rather than on a sale. If the IRS were successful, a non-U.S. common shareholder who owned (after application of certain constructive ownership rules) more than five percent (5 %) of our common shares (based on the fair market value of our common shares) would be subject to U.S. federal income tax at capital gain rates on the merger consideration to the extent the distribution was attributable to gain that we recognized from the sale of USRPIs (including the disposition of our interest in the Operating Partnership as part of the mergers). This tax would apply regardless of whether or not (1) the non-U.S. common shareholder conducted a U.S. trade or business,
(2) the non-U.S. common shareholder was present in the U.S. for 183 days or more during the taxable year of disposition, or (3) the common shares constituted a USRPI.

      U.S. Taxation if Effectively Connected Income or USRPI. If a non-U.S. common shareholder's common shares constitute a USRPI within the meaning of FIRPTA or if the gain from the merger is otherwise effectively connected with a U.S. trade or business of the non-U.S. common shareholder, that common shareholder will be subject to U.S. federal income tax generally at regular capital gains rates with respect to that gain. In addition, the non-U.S. common shareholders that are corporations may be subject to the 30% branch profits tax.

      USRPI. A non-U.S. common shareholder's common shares will constitute a USRPI if (1) we are not a "domestically-controlled qualified investment entity" at the effective time of the merger and (2) the selling non-U.S. common shareholder owns (after application of certain constructive ownership rules) more than five percent (5%) of our common shares (based on the fair market value of our common shares) at any time during the five years preceding the sale or exchange. We will be a domestically controlled qualified investment entity at the effective time of the merger if non-U.S. shareholders held less than 50% of the value of our outstanding equity interests at all times during the 5 year period ending with the effective time of the merger. Based on the record ownership of our outstanding equity interests, we believe we are a domestically-controlled qualified investment entity and your common shares are not USRPIs. No assurances, however, can be given that the actual ownership of our outstanding equity interests has been or will be sufficient for us to qualify as a domestically-controlled qualified investment entity at the effective time of the merger.

      U.S. Taxation if Present for 183 Days or More. If the non-U.S. common shareholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, that common shareholder will be subject to a 30% tax on his or her capital gains.

      Income Tax Withholdings. Any merger consideration paid to a non-U.S. common shareholder will be subject to income tax withholding at a rate of ten percent (10%) if (1) we are not a "domestically-controlled qualified investment entity" (as defined above) and (2) the non-U.S. common shareholders owns (after application of certain constructive ownership rules) more than five percent (5%) of our common shares (based on the fair market value of our common shares). Because of difficulties in determining whether we are a domestically-controlled qualified investment entity, non-U.S. common shareholders owning in excess of five percent (5%) of our common shares should anticipate that ten percent (10%) of their merger consideration will be withheld and paid over to the IRS. Such a non-U.S. common shareholder may be entitled to a refund or credit against the common shareholder's U.S. tax liability with respect to the amount withheld, provided that required information is furnished to the IRS on a timely basis. Non-U.S. common shareholders should consult their own tax advisor regarding withholding tax considerations.

      Treaties. An applicable income tax treaty may modify certain of these consequences for a non-U.S. common shareholder eligible for treaty benefits, and non-U.S. common shareholders should consult with their tax advisor regarding application of such a treaty.

BACKUP WITHHOLDING

      A common shareholder may be subject to a 28% backup withholding tax on any merger consideration payable to the common shareholder. Backup withholding generally will not apply to payments made to certain exempt recipients such as a corporation or financial institution or to a common shareholder who certifies a correct taxpayer identification number and certain other required information or provides a certificate of foreign status. If backup withholding applies, the amount withheld is not an additional tax, but is creditable against the common shareholder's U.S. federal income tax liability. Common shareholders should consult their own tax advisor to ensure compliance with these procedures.

                         REGULATORY AND OTHER APPROVALS

      We do not believe there are any federal or state regulatory requirements which remain to be complied with in order to consummate the mergers, other than the filing of the articles of merger with the State Department of Assessments and Taxation of the State of Maryland with respect to the Company merger and the filing of the certificate of merger with the Secretary of State of the State of Delaware with respect to the Partnership merger. Neither we nor Lightstone believe that either party is required to make a filing with the Department of Justice and the Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, although each agency has the authority to challenge the mergers on antitrust grounds before or after the mergers are completed.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership of our common shares of beneficial interest, par value $0.01 per share, series B preferred shares and LP Units of the Operating Partnership as of April 1, 2005 for (a) our chief executive officer, our four most highly compensated executive officers other than the chief executive officers who were employed by us at December 31, 2004 and a former executive officer who would have been among the four most highly compensated executive officers if he had been employed by us at December 31, 2004, (b) each of our trustees, (c) our trustees and executive officers as a group and (d) each person who is a shareholder of ours beneficially owning more than five percent (5%) of our voting securities. As of April 1, 2005, there were 23,681,371 of our common shares outstanding. Unless otherwise indicated in the footnotes to the table, all of such interests are owned directly, and the indicated person or entity has sole voting and investment power. The number of common shares represents the number of common shares the person holds, the number of common shares the person has the right to acquire upon exercise of certain options to purchase common shares and the number of common shares for which LP Units held by the person or entity are exchangeable (assuming, as discussed below, we elect to issue common shares rather than pay cash upon such exchange). The extent to which a person directly holds common shares, options to purchase common shares or LP Units is set forth in the footnotes. The existing partnership agreement of the Operating Partnership provides that LP Units may be exchanged, subject to certain limitations, into our common shares, or at our option, cash equal to the fair market value of a common share at the time of exchange.

                                                         NUMBER OF COMMON                           NUMBER OF
                                                             SHARES/                                 SERIES B       PERCENT OF ALL
                                                             LP UNITS          PERCENTAGE OF     PREFERRED SHARES      SERIES B
                                                        BENEFICIALLY OWNED   ALL COMMON SHARES     BENEFICIALLY       PREFERRED
      NAME AND ADDRESS OF BENEFICIAL OWNER                     (1)                  (2)             OWNED (3)         SHARES (4)
      ------------------------------------              ------------------   -----------------   ----------------   --------------
TRUSTEES AND NAMED OFFICERS:
Jeffrey A. Patterson (5).............................         333,929               1.4%                 --               --
Steven R. Baron (6)..................................          47,422                 *                  --               --
James F. Hoffman (7).................................          75,220                 *                  --               --
Christopher ("Kit")  J. Sultz (8)....................          39,222                 *                  --               --
Richard M. FitzPatrick...............................              --                --                  --               --
John F. Bucheleres...................................              --                --                  --               --
Douglas Crocker II (9) (10)..........................           1,250                 *               2,000                *
Ray H. D'Ardenne (9).................................           1,250                 *                  --               --
Jacque M. Ducharme (11) (12).........................          12,250                 *                  --               --
Daniel A. Lupiani (9)................................           1,250                 *                  --               --
Stephen J. Nardi (13)................................       2,204,282               8.5                  --               --
Christopher J. Nassetta (9) (11).....................          11,250                 *                  --               --
Trustees and executive officers of the Company as
   a group (15 persons)..............................       2,762,113              11.4               2,000                *
PRINCIPAL SHAREHOLDERS:
Vornado Realty Trust (14)............................       3,972,447              16.8                  --               --
Cadim inc. (15)......................................       3,972,446              16.8                  --               --
Cadim Acquisition, LLC (15)..........................       3,972,446              16.8                  --               --
Kensington Investment Group, Inc. (16)...............       2,740,455              11.6                  --               --
Paul Gambal (17).....................................       2,488,800              10.5                  --               --
Aegis Financial Corporation (17).....................       2,486,700              10.5                  --               --
Scott L. Barbee (17).................................       2,486,700              10.5                  --               --
William S. Berno (17)................................       2,486,700              10.5                  --               --
Donald Smith & Co. Inc. (18).........................       2,334,100               9.9                  --               --
The Nardi Group, L.L.C. (13).........................       1,815,187               7.1                  --               --

----------
*     represents a percentage less than 1%.

(1) The ownership of common shares presented in this table is based upon filings with the Securities and Exchange Commission and is subject to our confirmation that such ownership did not violate the ownership restrictions in our declaration of trust. The ownership of LP Units presented in this table is derived from the transfer records maintained by our Operating Partnership based on information provided by the Operating Partnership's limited partners, and is included in this presentation to illustrate the beneficial ownership of common shares that would result assuming an exchange of such LP Units for common shares. Information presented includes common shares issuable upon exercise of those options granted to our executive officers and trustees under our share incentive plan which have vested or will vest within 60 days of April 1, 2005 as well as grants of restricted common shares under our share incentive plan or otherwise which have vested or will vest within 60 days of April 1, 2005.

(2) Information presented assumes the exchange of LP Units owned by such beneficial owner solely for common shares. Information presented also includes common shares issuable upon exercise of options granted to our executive officers and trustees under our share incentive plan which have vested or will vest within 60 days of April 1, 2005 as well as grants of restricted common shares under our share incentive plan or otherwise which have vested or will vest within 60 days of April 1, 2005. It is our policy to issue all restricted common shares promptly after their grant, regardless of vesting dates and, as a result, the number of common shares outstanding as of April 1, 2005 (23,681,371) includes all grants of restricted common shares under our share incentive plan or otherwise, whether or not vested. Accordingly, the percentages presented in this column are based on the full number of outstanding grants of restricted common shares, not only those grants which vest or will vest within 60 days of April 1, 2005. To protect our status as a REIT, no individual or entity may acquire equity shares and no holder of LP Units may exchange such LP Units for common shares to the extent that such acquisition or exchange would result in such individual, entity or holder owning or being deemed to own, directly or constructively, more than 9.9% of our equity shares, unless such individual, entity or holder has been granted an exemption or a limited exception to such ownership limit in accordance with our declaration of trust.

(3) The ownership of series B preferred shares presented in this table is based upon filings with the Securities and Exchange Commission.

(4) Information presented is based on 4,000,000 series B preferred shares issued and outstanding as of April 1, 2005.

(5) Information presented includes 1,651 common shares and 110,000 LP Units held by Mr. Patterson and 222,278 common shares which Mr. Patterson has the right to acquire upon exercise of the options granted to him under our share incentive plan.

(6) Information presented includes 978 common shares held by Mr. Baron and 46,444 common shares which Mr. Baron has the right to acquire upon exercise of the options granted to him under our share incentive plan.

(7) Information presented includes 4,065 common shares held by Mr. Hoffman and 71,155 common shares which Mr. Hoffman has the right to acquire upon exercise of the options granted to him under our share incentive plan.

(8) Information presented includes 2,014 common shares held by Mr. Sultz and 37,208 common shares which Mr. Sultz has the right to acquire upon exercise of the options granted to him under our share incentive plan.

(9) Information presented includes 1,250 common shares which the person directly holds.

(10) Information presented includes 2,000 series B preferred shares held by Mr. Crocker.

(11) Information presented includes common shares which the person has the right to acquire upon exercise of the options granted to him under our share incentive plan.

(12) Information presented for Mr. Ducharme also includes 2,250 common shares directly held by him.

(13)  Information presented includes (i) 19,234 common shares held by Mr. Nardi,
      (ii) 233,402 common shares which Mr. Nardi has the right to acquire upon exercise of the options granted to him under our share incentive plan,
      (iii) 1,815,187 LP Units held by The Nardi Group, L.L.C. (Mr. Nardi controls The Nardi Group, L.L.C.) and (iv) 136,459 LP Units held by Narco Enterprises, LLC (Mr. Nardi controls Narco Enterprises, LLC). Mr. Nardi's address is IBM Plaza, 330 North Wabash Avenue, Suite 2613, Chicago, Illinois 60611.

(14) Information presented is based on a Schedule 13D filed with the Securities and Exchange Commission on November 2, 2001 by Vornado Realty Trust, Vornado Realty L.P. and Vornado PS, L.L.C. (collectively, the "Vornado Parties"), as amended on November 20, 2001, December 19, 2001, December 21, 2001, December 27, 2001, January 15, 2002, January 31, 2002, February
      7, 2002, February 20, 2002, March 29, 2002, April 19, 2002, May 1, 2002,
      May 14, 2002, July 3, 2002, December 23, 2002, May 27, 2003, June 13,
      2003, June 18, 2003, July 30, 2003 and February 13, 2004 (as so amended, the "Vornado Schedule 13D"). The Vornado Schedule 13D indicates that each of the Vornado Parties beneficially owns and has shared dispositive power over the same 3,972,447 common shares and that each of the Vornado Parties has shared voting power over the same 3,972,447 common shares. We have granted each of the Vornado parties a limited exception to the ownership limit discussed in footnote 2 above which allows the ownership of the common shares indicated. The address of each of the Vornado Parties is 888 Seventh Avenue, New York, New York 10019. Vornado Realty Trust is the sole general partner of and controls Vornado Realty L.P. which owns all of the membership interests in Vornado PS, L.L.C.

(15) Information presented is based on (i) a Schedule 13D filed with the Securities and Exchange Commission on November 27, 2001 by Cadim inc. and Cadim Acquisition, LLC, as amended December 20, 2001, May 3, 2002, July 5, 2002, June 13, 2003 and July 5, 2003, and (ii) a Form 4 filed with the Securities and Exchange Commission on May 10, 2002 (as so amended, the "Cadim Filings"). The Cadim Filings state that Cadim inc. and Cadim Acquisition, LLC both beneficially own and have shared voting and dispositive power over the same 3,972,446 common shares. We have granted each of Cadim inc. and Cadim Acquisition, LLC a limited exception to the ownership limitation discussed in footnote 2 above which allows the ownership of the common shares indicated. The address of each of Cadim inc. and Cadim Acquisition, LLC is CDP Capital Centre, 1000 Place Jean-Paul-Riopelle, Office A-300, Montreal, Quebec, Canada H2Z 2B6.

(16) Information presented is based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2003 by Kensington Investment Group, Inc., a Schedule 13G filed by Kensington Investment Group, Inc. on March 12, 2003, as amended on March 13, 2003 and January 21, 2004 and another Schedule 13G filed by Kensington Investment Group, Inc. on January 10, 2005 (collectively, the "Kensington Schedule 13G"). The Kensington
      Schedule 13G indicates that Kensington Investment Group, Inc. beneficially owns and has sole voting and dispositive power over 2,869,000 common shares. However, as indicated in footnote 2 above, Kensington Investment Group, Inc. is not permitted to acquire common shares to the extent such acquisition would result in Kensington Investment Group, Inc. owning in excess of 9.9% of our equity shares unless we grant Kensington Investment Group, Inc. an exemption or limited exception to such ownership limit in accordance with our declaration of trust. We have not granted Kensington Investment Group, Inc. either an exemption or limited exception to the ownership limit and, therefore, the common shares indicated are limited to the 2,740,455 shares permitted to be owned by Kensington Investment Group, Inc. pursuant to our declaration of trust. The address of Kensington Investment Group, Inc. is 4 Orinda Way, Suite 200C, Orinda, California 94563. Kensington Investment Group, Inc. has advised us that Kensington Investment Group, Inc. is a registered investment advisor to three investment limited partnerships and one mutual fund that are the entities that hold the common shares reported on the Kensington Schedule 13G.

(17) Information presented is based on Schedules 13G filed with the Securities and Exchange Commission on February 13, 2004 and on February 14, 2005 by Aegis Financial Corporation (formerly known as Berno, Gambal & Barbee, Inc.), William S. Berno, Paul Gambal and Scott L. Barbee (collectively, the "Aegis Parties") (the "Aegis Schedule 13G"). The Aegis Schedule 13G indicates that the Aegis Parties, other than Mr. Gambal, beneficially own 2,486,700 common shares and Mr. Gambal beneficially owns 2,488,800 common shares. The Aegis Schedule 13G also indicates that Aegis Financial Corporation has sole voting power and Messrs. Berno and Barbee have shared voting power with respect to 2,486,700 common shares and Mr. Gambal has shared voting power with respect to 2,488,800 common shares. The Aegis
      Schedule 13G further indicates that Aegis Financial Corporation has sole dispositive power and each of Messrs. Berno and Barbee have shared dispositive power with respect to 2,486,700 common shares and Mr. Gambal has shared dispositive power with respect to 2,488,800 common shares. The address of each of the AEGIS Parties is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

(18) Information presented is based on a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2004 by Donald Smith & Co., Inc. and another Schedule 13G filed by Donald Smith & Co., Inc. on February 11, 2005 (the "Donald Smith Schedule 13G"). The Donald Smith Schedule 13G indicates that Donald Smith & Co., Inc. beneficially owns 2,334,100 common shares and Donald Smith & Co., Inc. has sole dispositive power with respect to all 2,334,100 common shares and sole voting power with respect to 2,154,100 common shares. The Donald Smith Schedule 13G also indicates that all common shares reported as beneficially owned are owned by Donald Smith & Co., Inc. advisory clients, no one of which, to the knowledge of Donald Smith & Co., Inc. owns more than five percent (5%) of our common shares. The address of Donald Smith & Co., Inc. is East 80, Route 4, Suite 360, Paramus, New Jersey 07652.

      Except as described above, none of our trustees own any shares of any other class of our equity securities. Our executive officers not listed above own, in the aggregate, 4,037 common shares and have the right to acquire, in the aggregate, 69,973 common shares within 60 days of April 1, 2005 upon exercise of the options granted to them under our share incentive plan.

                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

      We will hold a 2006 annual meeting of our common shareholders only if the mergers are not completed. If we hold our annual meeting, we expect to do so on our traditional schedule.

      Any shareholder of the Company who wishes to submit a proposal to be presented at our 2006 annual meeting of shareholders must forward such proposal to our General Counsel, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, on or before December __, 2005 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with such meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2006 annual meeting any shareholder proposal which may be omitted from the our proxy materials pursuant to the applicable regulations of the Securities and Exchange Commission in effect at the time such proposal is received.

      Our bylaws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of our board of trustees, or otherwise brought by a shareholder who has delivered notice to James F. Hoffman, Secretary of the Company, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601 (containing information specified in the bylaws) not less than 60 days or more than 90 days before the anniversary date of the immediately preceding annual meeting of shareholders. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the our bylaws (and not pursuant to the Securities and Exchange Commission's Rule 14a-8) must be received no earlier than March 5, 2006 and no later than April 4, 2006 to be properly brought before the 2006 annual meeting. Provided, however, if the annual meeting of shareholders is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, notice must be delivered not later than 10 days following the date on which notice of the date of the annual meeting was announced or public disclosure of the date of the annual meeting was made, whichever is earlier. A copy of the full text of these bylaw provisions may be obtained by writing to the Secretary of the Company at the address indicated above.

                                  OTHER MATTERS

      Our management knows of no other business to be presented at the special meeting other than as set forth in this proxy statement. If other matters do properly come before the special meeting, or any adjournment(s) or postponement(s) of that meeting, it is the intention of the persons named in the proxy to vote on these matters according to their best judgment unless the authority to do so is withheld in the proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly, and interim reports and proxy statements and other information with the Securities and Exchange Commission. Our Securities and Exchange Commission filings made electronically through the Securities and Exchange Commission's EDGAR system are available at the Securities and Exchange Commission's website at www.sec.gov. You may also read and copy any document the Company files with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can access financial and other information at our Investor Relations web site. The address is www.pgrt.com. We make available, free of charge, copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing such material electronically or otherwise furnishing it to the Securities and Exchange Commission. Information contained on our web site is not part of this proxy statement.

                                                                         ANNEX A

                                                               EXECUTION VERSION

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                           PRIME OFFICE COMPANY, LLC,
                         PRIME OFFICE MERGER SUB, LLC,
                        PRIME OFFICE MERGER SUB I, LLC,
                            PRIME GROUP REALTY TRUST
                                      AND
                            PRIME GROUP REALTY, L.P.
                         DATED AS OF FEBRUARY 17, 2005

                               TABLE OF CONTENTS


ARTICLE I      THE MERGERS.................................................   A-1
  SECTION 1.1  The Mergers.................................................   A-1
  SECTION 1.2  Closing.....................................................   A-2
  SECTION 1.3  Effective Times of the Mergers..............................   A-2
  SECTION 1.4  Effects of the Mergers......................................   A-2
  SECTION 1.5  Surviving Partnership Agreement.............................   A-2
  SECTION 1.6  Surviving Charter...........................................   A-3
  SECTION 1.7  Surviving Bylaws............................................   A-3
  SECTION 1.8  Trustees....................................................   A-3
  SECTION 1.9  Officers....................................................   A-3

ARTICLE II     EFFECT OF THE MERGERS ON CAPITAL STOCK, COMMON SHARES,
               WARRANTS, COMPANY OPTIONS AND PARTNERSHIP UNITS.............   A-3
  SECTION 2.1  Effect of REIT Merger on Capital Stock, Common Shares and
               Warrants....................................................   A-3
  SECTION 2.2  Surrender of Certificates...................................   A-4
  SECTION 2.3  Company Options.............................................   A-6
  SECTION 2.4  Restricted Shares...........................................   A-7
  SECTION 2.5  Adjustments to Merger Consideration.........................   A-7
  SECTION 2.6  Effect of OP Merger on the Partnership Units................   A-7
  SECTION 2.7  Procedures for Exchange of Eligible LP Units in the OP
               Merger......................................................   A-8

ARTICLE III    REPRESENTATIONS AND WARRANTIES..............................   A-9
  SECTION 3.1  Representations and Warranties of the Company...............   A-9
  SECTION 3.2  Representations and Warranties of the Purchaser Parties.....  A-28

ARTICLE IV     COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE
               MERGERS.....................................................  A-30
  SECTION 4.1  Conduct of Business.........................................  A-30

ARTICLE V      ADDITIONAL COVENANTS........................................  A-34
  SECTION 5.1  Access to Information; Confidentiality......................  A-34
  SECTION 5.2  Reasonable Efforts; Notification............................  A-34
  SECTION 5.3  Tax Treatment...............................................  A-35
  SECTION 5.4  No Solicitation of Transactions.............................  A-36
  SECTION 5.5  Public Announcements........................................  A-37
  SECTION 5.6  Transfer and Gains Taxes; Shareholder Demand Letters........  A-37
  SECTION 5.7  Employee Arrangements; Accrued Bonuses; Employee Brokerage
               Arrangements................................................  A-38
  SECTION 5.8  Indemnification; Trustees' and Officers' Insurance..........  A-40
  SECTION 5.9  Deposit Escrow Agreement....................................  A-42
  SECTION      Series B Share Distribution.................................
     5.10                                                                    A-42
  SECTION      CTA Partner LLC.............................................
     5.11                                                                    A-42
  SECTION      Company Proxy Statement.....................................
     5.12                                                                    A-42
  SECTION      Company Shareholders Meeting; Partnership Unitholder
     5.13      Approval....................................................  A-42
  SECTION      Director Resignations.......................................
     5.14                                                                    A-43
  SECTION      Undertakings of Parent......................................
     5.15                                                                    A-43


  SECTION      Intentionally Omitted.......................................
     5.16                                                                    A-43
  SECTION      Company Board Recommendation................................
     5.17                                                                    A-43
  SECTION      Certain Post-Closing Covenants..............................
     5.18                                                                    A-43
  SECTION      Environmental Matters.......................................
     5.19                                                                    A-44
  SECTION      Intentionally Omitted.......................................
     5.20                                                                    A-44
  SECTION      Continental Towers..........................................
     5.21                                                                    A-44
  SECTION      Prime Mansur Litigation.....................................
     5.22                                                                    A-44


ARTICLE VI     CONDITIONS TO CLOSING.......................................  A-45
  SECTION 6.1  Conditions to Each Party's Obligation to Effect the
               Mergers.....................................................  A-45
  SECTION 6.2  Conditions to the Obligation of the Purchaser Parties to
               Effect the Mergers..........................................  A-45
  SECTION 6.3  Conditions to the Obligation of the Company to Effect the
               Mergers.....................................................  A-46
  SECTION 6.4  Frustration of Closing Conditions...........................  A-47

ARTICLE VII    TERMINATION, AMENDMENT AND WAIVER...........................  A-47
  SECTION 7.1  Termination.................................................  A-47
  SECTION 7.2  Expenses; Break-Up Fee; Earnest Money.......................  A-49
  SECTION 7.3  Notice of Termination.......................................  A-50
  SECTION 7.4  Effect of Termination.......................................  A-50
  SECTION 7.5  Return of Earnest Money.....................................  A-51
  SECTION 7.6  Amendment...................................................  A-51
  SECTION 7.7  Extension; Waiver...........................................  A-51

ARTICLE VIII   GENERAL PROVISIONS..........................................  A-51
  SECTION 8.1  Nonsurvival of Representations, Warranties, Covenants and
               Agreements..................................................  A-51
  SECTION 8.2  Notices.....................................................  A-51
  SECTION 8.3  Interpretation..............................................  A-52
  SECTION 8.4  Counterparts................................................  A-52
  SECTION 8.5  Entire Agreement; No Third-Party Beneficiaries..............  A-52
  SECTION 8.6  Governing Law...............................................  A-52
  SECTION 8.7  Assignment..................................................  A-52
  SECTION 8.8  Enforcement.................................................  A-53
  SECTION 8.9  Exhibits; Disclosure Letter.................................  A-53

ARTICLE IX     CERTAIN DEFINITIONS.........................................  A-53
  SECTION 9.1  Certain Definitions.........................................  A-53


EXHIBITS AND SCHEDULES
Exhibit A
           Deposit Escrow Agreement*
Exhibit B
           Form of Winston & Strawn LLP Opinion*
Exhibit C
           Form of Miles & Stockbridge P.C. Opinion*
Exhibit D
           Form of Winston & Strawn LLP Opinion*


Schedule 9.1(a) -- Company Knowledge Persons*
Schedule 9.1(b) -- Parent Knowledge Persons*

---------------

* Omitted from this filing. The Company will furnish supplementary a copy of any such omitted item to the Commission upon request.

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 17, 2005, by and among PRIME OFFICE COMPANY, LLC, a Delaware limited liability company ("Parent"), PRIME OFFICE MERGER SUB, LLC, a Maryland limited liability company ("Merger Sub"), PRIME OFFICE MERGER SUB I, LLC, a Delaware limited liability company ("OP Merger Sub"), PRIME GROUP REALTY TRUST, a Maryland real estate investment trust (the "Company"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Operating Partnership").

                                    RECITALS

     WHEREAS, the respective Boards of Directors, Trustees and Managers or members, as applicable, of each of the Purchaser Parties (as defined in Section 9.1) and the Company have each determined that this Agreement and the transactions contemplated hereby, including the REIT Merger (as defined in
Section 1.1), are advisable, fair to, and in the best interests of, their respective stockholders, shareholders, members and equity holders, as applicable;

     WHEREAS, the Board of Trustees of the Company (the "Company Board") has adopted resolutions approving this Agreement, the OP Merger, the REIT Merger and the other transactions contemplated by this Agreement, and has agreed to recommend that the holders of the Common Shares approve this Agreement, the REIT Merger and the other transactions contemplated by this Agreement;

     WHEREAS, the Company, as general partner of the Operating Partnership, has approved and determined that this Agreement and the transactions contemplated hereby, including the OP Merger, are advisable and in the best interests of the Operating Partnership;

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in Section 9.1; and

     WHEREAS, the Company, the Operating Partnership and the Purchaser Parties desire to make certain representations, warranties, covenants and agreements in connection with the REIT Merger, the OP Merger and the other transactions contemplated hereby and also to specify certain conditions to the REIT Merger, the OP Merger and the other transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement, each of the Company and the Operating Partnership and each of the Purchaser Parties agree as follows:

                                   ARTICLE I

                                  THE MERGERS

     SECTION 1.1.  The Mergers.

          (a) OP Merger; Surviving Partnership. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), at the OP Effective Time (as defined in Section 1.3(b)), (i) OP Merger Sub shall be merged with and into the Operating Partnership (the "OP Merger"), (ii) the separate existence of OP Merger Sub shall thereupon cease and (iii) the Operating Partnership shall continue its existence under Delaware law as the surviving entity in the OP Merger (the "Surviving Partnership"), and the separate limited partnership existence of the Operating Partnership with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the OP Merger.

          (b) REIT Merger; Surviving Entity. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland REIT Law") and the Maryland Limited Liability Company Act (the "MLLCA"), immediately following the OP Merger and at the REIT Effective Time (as defined in

     Section 1.3(b)), (i) Merger Sub shall be merged with and into the Company (the "REIT Merger" and, together with the OP Merger, the "Mergers"), (ii) the separate existence of Merger Sub shall thereupon cease and (iii) the Company shall continue its existence under Maryland law as the surviving entity in the REIT Merger (the "Surviving Entity"), and the separate real estate investment trust existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the REIT Merger.

     SECTION 1.2. Closing. Unless this Agreement shall have terminated and the Mergers shall have been abandoned pursuant to Section 7.1, and subject to the satisfaction or waiver (as permitted by applicable Law) of all of the conditions set forth in Article VI hereof, the closing of the OP Merger and the closing of the REIT Merger (such closings are referred to together as the "Closing") shall take place (a) at the offices of Winston & Strawn, LLP, 35 West Wacker Drive, Chicago, Illinois as expeditiously as possible but no later than two (2) Business Days after the day on which the last of such conditions (other than any conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) is satisfied or waived (as permitted by applicable Law) in accordance with this Agreement or (b) at such other place and time or on such other date as the Purchaser Parties and the Company may agree in writing. The date on which the Closing occurs is referred to herein as the "Closing Date."

     SECTION 1.3.  Effective Times of the Mergers.

          (a) On the Closing Date and prior to the REIT Effective Time, OP Merger Sub and the Operating Partnership shall execute and file the OP Merger Certificate, in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the OP Merger under, the DRULPA. The OP Merger shall become effective when the OP Merger Certificate has been accepted for filing by the office of the Secretary of State of the State of Delaware or at such other subsequent date or time as Parent and the Company may agree in writing and specify in the OP Merger Certificate in accordance with the DRULPA. The time at which the OP Merger becomes effective is referred to as the "OP Effective Time."

          (b) On the Closing Date and immediately after the OP Effective Time or as soon thereafter as practicable, Merger Sub and the Company shall execute and file the Articles of Merger, in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the REIT Merger under, the Maryland REIT Law and the MLLCA. The REIT Merger shall become effective when the Articles of Merger have been accepted for filing by the Maryland Department or at such other subsequent date or time as Parent and the Company may agree in writing and specify in the Articles of Merger in accordance with the Maryland REIT Law and the MLLCA. The time at which the REIT Merger becomes effective is referred to as the "REIT Effective Time" and, together with the OP Effective Time, the "Effective Time."

     SECTION 1.4. Effects of the Mergers. The OP Merger shall have the effects set forth herein and in the applicable provisions of the DRULPA. Without limiting the generality of the foregoing sentence, and subject thereto, at the OP Effective Time, all properties, rights, privileges, powers and franchises of the Operating Partnership and OP Merger Sub shall vest in the Surviving Partnership, and all debts, liabilities and duties of the Operating Partnership and OP Merger Sub shall become the debts, liabilities and duties of the Surviving Partnership. The REIT Merger shall have the effects set forth herein and in the applicable provisions of the Maryland REIT Law and the MLLCA. Without limiting the generality of the foregoing sentence, and subject thereto, at the REIT Effective Time, all the assets and powers of the Company and Merger Sub shall vest in the Surviving Entity, and all debts and obligations of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Entity.

     SECTION 1.5. Surviving Partnership Agreement. The Partnership Agreement shall be amended and restated as of the OP Effective Time in accordance with the instructions of Parent (and subject to the prior consent of the Operating Partnership, which consent shall not be unreasonably withheld) and, as so amended and restated, shall be the agreement of limited partnership of the Surviving Partnership (the "Surviving Partnership Agreement") until thereafter modified or amended as provided therein or in accordance with applicable Law.

     SECTION 1.6. Surviving Charter. The declaration of trust of the Company in effect immediately prior to the REIT Effective Time shall be, from and after the REIT Effective Time, the declaration of trust of the Surviving Entity (the "Surviving Charter"), until duly changed or amended as provided therein or in accordance with applicable Law.

     SECTION 1.7. Surviving Bylaws. The bylaws of the Company in effect immediately prior to the REIT Effective Time shall be, from and after the REIT Effective Time, the bylaws of the Surviving Entity (the "Surviving Bylaws") until duly changed or amended as provided therein or in accordance with applicable Law.

     SECTION 1.8. Trustees. The parties shall take all requisite action so that the managers of Merger Sub immediately prior to the REIT Effective Time shall be, from and after the REIT Effective Time, the trustees of the Surviving Entity until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter, the Surviving Bylaws and the Maryland REIT Law.

     SECTION 1.9. Officers. The parties shall take all requisite action so that the officers of Merger Sub immediately prior to the REIT Effective Time shall be, from and after the REIT Effective Time, the officers of the Surviving Entity until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter, the Surviving Bylaws and the Maryland REIT Law.

                                   ARTICLE II

                 EFFECT OF THE MERGERS ON CAPITAL STOCK, COMMON
            SHARES, WARRANTS, COMPANY OPTIONS AND PARTNERSHIP UNITS

     SECTION 2.1. Effect of REIT Merger on Capital Stock, Common Shares and Warrants. At the REIT Effective Time, by virtue of the REIT Merger and without any action on the part of any of the Purchaser Parties, the Company or the holder of any Equity Interests (as defined in Section 9.1) of Merger Sub or common shares of beneficial interest, par value $0.01 per share, of the Company (the "Common Shares"):

          (a)  Conversion  of  Common Shares.    Each Common  Share  (other than
     Excluded Shares (as defined in Section 2.1(b)) issued and outstanding immediately prior to the REIT Effective Time (including all Common Shares issued after the date of this Agreement and prior to the REIT Effective Time in exchange for LP Units in accordance with the terms of such LP Units) (such Common Shares are each hereinafter referred to as a "Share" and collectively as the "Shares"), shall be converted automatically into the right to receive $7.25 in cash, without interest (the "REIT Merger Consideration"). At the REIT Effective Time, all Shares shall be cancelled automatically and shall cease to exist, and the holders of Certificates (as defined in Section 2.2(c)(i)) which formerly represented Shares shall cease to have any rights with respect to the Shares, other than the right to receive the REIT Merger Consideration per share (without any interest being payable thereon) upon surrender of the Certificates in accordance with
     Section 2.2.

          (b) Cancellation of Certain Common Shares and Purchaser Party-Owned Common Shares. Each Common Share issued and outstanding and owned by the Company, the Operating Partnership, or any of their respective wholly-owned Subsidiaries, or by the Purchaser Parties, or any of their wholly-owned Subsidiaries, immediately prior to the REIT Effective Time (collectively, the "Excluded Shares") shall be cancelled automatically and shall cease to exist, without payment of any consideration being made in respect thereof.

          (c) Conversion of Merger Sub Equity Interests. The Equity Interests of Merger Sub issued and outstanding immediately prior to the REIT Effective Time shall be converted automatically into and become fully paid and non-assessable common shares of beneficial interest, par value $0.01 per share, of the Surviving Entity (the "Surviving Entity Shares"). The number of Surviving Entity Shares shall be equal to 1.0% of the number of Common Shares outstanding at and immediately before the REIT

     Effective Time and shall constitute 100% of the total common equity of the Surviving Entity at and immediately after the REIT Effective Time.

          (d) Series B Shares. The REIT Merger shall have no effect on the Company's outstanding Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series B Shares"), and, at and after the REIT Effective Time, the Series B Shares shall be the outstanding Series B Shares of the Surviving Entity.

          (e) Warrants. The Company shall take such actions as are necessary to assure that, as of the REIT Effective Time, each Warrant, by virtue of the REIT Merger and without any further action on the part of the Purchaser Parties, the Company or the holder of such Warrant, shall be (i) converted automatically into the right upon exercise to acquire and receive, in lieu of the Common Shares otherwise acquirable and receivable upon the exercise of such Warrant immediately prior to the REIT Effective Time, an aggregate amount in cash, without interest, equal to the product of (x) the per share REIT Merger Consideration and (y) the maximum number of Common Shares subject to such Warrant (after giving effect to the adjustment set forth in clause (ii) of this sentence) (with respect to such Warrant, this product is referred to as the "Warrant REIT Merger Consideration") and (ii) modified automatically to provide that (x) the Exercise Price (as defined in such Warrant) is adjusted to $7.25 per Common Share (the "Adjusted Exercise Price") subject to such Warrant and (y) the maximum number of Common Shares subject to such Warrant is adjusted to 517,241 Common Shares in the case of the Series A-2 Share Purchase Warrant, 344,878 Common Shares in the case of the Series B Share Purchase Warrant and 431,034 Common Shares in the case of the Series C Share Purchase Warrant. From and after the REIT Effective Time, the Warrants, as so converted and modified in accordance with this Section 2.1(e), shall be exercisable solely for the per share Warrant REIT Merger Consideration (in exchange for the payment by the holder(s) of the Warrants to the Company of the Adjusted Exercise Price), and shall not be exercisable for the purchase of Common Shares.

          (f) Series A Shares. Prior to the Closing Date, the Company shall take such actions as are necessary to cause the Operating Partnership to distribute the Series A Shares to the Company in exchange for the Series A Preferred Units. Upon any such distribution of the Series A Shares to the Company, the Series A Shares shall be automatically cancelled and reclassified as authorized but unissued preferred shares of the Company in accordance with Maryland law and the Company Declaration of Trust. In the alternative, the Company may take such actions as are necessary and which are reasonably acceptable to the Purchaser Parties to effectuate the intent of the foregoing.

          (g) Dissenters' Rights. No dissenters', appraisal or similar rights shall be available with respect to the REIT Merger.

     SECTION 2.2.  Surrender of Certificates.

          (a) Paying Agent. Prior to the OP Effective Time, the Purchaser Parties shall (i) select a bank or trust company to act as the paying agent in the OP Merger and the REIT Merger (the "Paying Agent"), and (ii) enter into an agreement with the Paying Agent containing customary terms and conditions. The selection of the Paying Agent shall be subject to the prior approval of the Company, which approval shall not be unreasonably withheld.

          (b) Payment Fund. On the Closing Date and prior to the OP Effective Time, Parent, Merger Sub and OP Merger Sub (or any of them) shall deposit with the Paying Agent such amount of immediately available funds as is necessary for the payment of, in each case for the benefit of the holders of Eligible LP Units and Shares for exchange in accordance with this
     Article II and for the benefit of the holders of Company Options for payment in accordance with Section 2.3(a), the aggregate OP Merger Consideration, REIT Merger Consideration and Option Merger Consideration. Such funds provided to the Paying Agent are referred to herein as the "Payment Fund." The Paying Agent shall make payments of the OP Merger Consideration, REIT Merger Consideration and Option Merger Consideration in accordance with this Agreement, the OP Merger Certificate and the Articles of Merger. The Payment Fund shall not be used for any other purpose. Any and all interest earned on the Payment Fund shall be paid to the Surviving Entity.

          (c) Payment Procedures.

             (i) Letter of Transmittal. Promptly after the REIT Effective Time, but in no event more than five (5) Business Days thereafter, the Surviving Entity shall cause the Paying Agent to mail to each holder of record of a certificate or certificates which, immediately prior to the REIT Effective Time, represented outstanding Shares (each, a "Certificate"), at the REIT Effective Time (A) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and which letter shall be in such form and have such other provisions (including provisions for the delivery of certificates of non-foreign status) as the Purchaser Parties shall reasonably specify and to which the Company shall reasonably approve prior to the Effective Time and (B) instructions for surrendering the Certificates.

             (ii) Surrender of Certificates. Upon surrender of a Certificate for cancellation to the Paying Agent or such agent or agents as the Purchaser Parties may designate, together with a duly executed letter of transmittal and any other documents reasonably required by the Paying Agent and reasonably approved by the Company prior to the Effective Time (including, if applicable, duly executed certificates of non-foreign status), the holder of such Certificate shall be entitled to receive in exchange therefor the REIT Merger Consideration, payable in respect of such Certificate less any required withholding of Taxes in accordance with Section 2.2(e). Any Certificates so surrendered shall be cancelled immediately. No interest shall accrue or be paid on any amount payable upon surrender of the Certificates.

             (iii) Unregistered Transferees. If any REIT Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, then the REIT Merger Consideration may be paid to such a transferee so long as (A) the surrendered Certificate is accompanied by all documents reasonably required to evidence and effect such transfer and (B) the Person requesting such payment (1) pays any applicable transfer taxes or (2) establishes to the reasonable satisfaction of the Purchaser Parties and the Paying Agent that such taxes have already been paid or are not applicable.

             (iv)  No Other Rights.   Until surrendered  in accordance with this
        Section 2.2(c), each Certificate shall be deemed, except as provided in this Agreement or by applicable Law, from and after the REIT Effective Time, to represent for all purposes solely the right to receive the REIT Merger Consideration in accordance with the terms hereof. Payment of the REIT Merger Consideration upon the surrender of any Certificate shall be deemed to have been paid in full satisfaction of all rights pertaining to that Certificate and the Shares formerly represented by it. The Option Merger Consideration paid with respect to Company Options in accordance with this Article II and Section 2.3(a) shall be deemed to have been paid in full satisfaction of all rights pertaining to the cancelled Company Options and on and after the REIT Effective Time the holder of a Company Option shall have no further rights to exercise any Company Option.

          (d) No Further Transfers. Upon and after the REIT Effective Time, the share transfer books of the Company shall be closed and there shall be no further registration of transfers of the Common Shares that were outstanding immediately prior to the REIT Effective Time. If, after the REIT Effective Time, Certificates are presented to the Surviving Entity for any reason, they shall be cancelled and exchanged for cash as provided in this Article II.

          (e) Required Withholding. The Purchaser Parties and the Paying Agent shall be entitled to deduct and withhold from any REIT Merger Consideration or Option Merger Consideration, as the case may be, payable under this Agreement such amounts as may be required to be deducted or withheld therefrom under (i) the Code or (ii) any applicable state, local or foreign Tax Laws. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes under this

     Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

          (f) No Liability. Neither the Purchaser Parties nor the Paying Agent shall be liable to any holder of Certificates or Company Options for any amount properly paid from the Payment Fund or delivered to a public official under any applicable abandoned property, escheat or similar Law.

          (g) Investment of Payment Fund. The Paying Agent shall invest the Payment Fund as directed by the Purchaser Parties. Any interest and other income resulting from such investment shall be deemed property of, and shall be paid promptly to, the Surviving Entity. Any losses resulting from such investment shall not in any way diminish the obligations of Parent, Merger Sub and OP Merger Sub hereunder to pay the full amount of the aggregate OP Merger Consideration, REIT Merger Consideration and Option Merger Consideration.

          (h) Termination of Payment Fund. Any portion of the Payment Fund that remains unclaimed by the holders of Certificates or Company Options nine
     (9) months after the REIT Effective Time shall be delivered by the Paying Agent to the Surviving Entity upon demand, which shall hold such amounts for the holders of Certificates or Company Options (to the extent the Option Merger Consideration is payable in respect of such Company Options). Any holder of Certificates or Company Options who has not complied with this Article II shall look thereafter only to the Surviving Entity for payment of the applicable REIT Merger Consideration or Option Merger Consideration, as the case may be, without interest on such REIT Merger Consideration or Option Merger Consideration and only as general creditors thereof. If any Certificates or Company Options shall not have been surrendered immediately prior to the date on which any REIT Merger Consideration or Option Merger Consideration, as the case may be, would otherwise become subject to any abandoned property, escheat or similar Law, the REIT Merger Consideration or Option Merger Consideration payable in respect of such Certificates or Company Options shall, to the extent permitted by applicable Law and at the option of the Surviving Entity, on the Business Day immediately prior to such date become the property of Surviving Entity, free and clear of any claim or interest of any Person previously entitled thereto.

          (i) Lost, Stolen or Destroyed Certificates. If any Certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such Person of a bond in such reasonable and customary form and amount as the Surviving Entity may direct as indemnity against any claim that may be made against the Surviving Entity with respect to the alleged loss, theft or destruction of such Certificate, the Paying Agent shall pay the REIT Merger Consideration to such Person in exchange for such lost, stolen or destroyed Certificate.

     SECTION 2.3.  Company Options.

          (a) The Company shall take such actions as are necessary to assure that, as of the REIT Effective Time, each option to acquire Common Shares (each, a "Company Option") issued under the Company Share Incentive Plan and outstanding immediately prior to the REIT Effective Time, whether or not then exercisable or vested, by virtue of the REIT Merger and without any further action on the part of the Purchaser Parties, the Company or the holder of that Company Option, shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the excess of the REIT Merger Consideration per share over the exercise or purchase price per share of such Company Option, and (y) the number of Common Shares subject thereto (the aggregate of such amounts hereinafter referred to as the "Option Merger Consideration"). The payment of the Option Merger Consideration to the holder of a Company Option shall be reduced by any income or employment Tax withholding required under (i) the Code or (ii) any applicable state, local or foreign Tax Laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes under this Agreement as having been paid to the holder of that Company Option. At the REIT Effective Time, all Company Options shall be cancelled and the Company Share Incentive Plan shall terminate. The Company shall take such actions as are necessary to ensure that the Company Share Incentive Plan shall terminate as of the REIT Effective Time. All administrative and other rights and authorities granted under the Company Share Incentive Plan to the Company, the Company Board or any committee or designee thereof, shall, following the REIT Effective Time, reside with the Surviving Entity. Notwithstanding the foregoing, if the exercise price per share or unit provided for in any Company Option exceeds the REIT Merger Consideration per share, no cash shall be paid with regard to such Company Option to the holder of such Company Option. Prior to the REIT Effective Time, the Company and the Purchaser Parties shall establish a procedure to effect the surrender of Company Options contemplated by this Section 2.3(a) and payment of the Option Merger Consideration by the Paying Agent out of the Payment Fund.

          (b) The Company shall take such actions as are necessary to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual that is an officer or trustee of the Company to be exempt from
     Section 16(b) of the Exchange Act under Rule 16b-3 under the Exchange Act in accordance with the Rule 16b-3 No-Action Letter.

     SECTION 2.4. Restricted Shares. The Company shall take such actions as are necessary so that as of the REIT Effective Time, each restricted Common Share granted by the Company Board which as of the Closing Date is issued and outstanding but not vested, shall fully vest. At the REIT Effective Time, each issued and outstanding restricted Common Share shall be converted into the right to receive the REIT Merger Consideration as provided in Section 2.1(a).

     SECTION 2.5. Adjustments to Merger Consideration. If during the period between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur, including, but not limited to, by reason of any reclassification, recapitalization, share dividend, share split, reverse split or combination, exchange or readjustment of Shares, or any share dividend thereon with a record date during such period (but not as a result of (x) the exercise of (i) outstanding Company Options or (ii) all or any portion of the Warrants, (y) the exchange of any outstanding LP Units for Common Shares or (z) the conversion of Series A Shares to Common Shares pursuant to Section 2.1(f)), the amount per share to be paid to holders of Shares in the REIT Merger Consideration and the holders of Company Options in the Option Merger Consideration, as applicable, shall be appropriately adjusted.

     SECTION 2.6. Effect of OP Merger on the Partnership Units. At the OP Effective Time, by virtue of the OP Merger and without any action on the part of any of the Purchaser Parties, the Operating Partnership or the holders of any of the outstanding Equity Interests of OP Merger Sub or the Partnership Units:

          (a) Conversion of LP Units. Each LP Unit (other than Excluded LP Units (as defined in Section 2.6(b) issued and outstanding immediately prior to the OP Effective Time (such LP Units are each hereinafter referred to as an "Eligible LP Unit" and collectively, as the "Eligible LP Units"), shall be converted automatically into the right to receive $7.25 in cash, without interest (the "OP Merger Consideration"). At the OP Effective Time, all Eligible LP Units shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the OP Effective Time represented Eligible LP Units (the "LP Unit Certificates") shall cease to have any rights with respect to the Eligible LP Units, other than the right to receive the OP Merger Consideration per Eligible LP Unit (without any interest being payable thereon) upon surrender of the LP Unit Certificates in accordance with Section 2.7.

          (b) Cancellation of Certain LP Units and Purchaser Party-Owned Partnership Units. Each LP Unit issued and outstanding and owned by the Company, the Operating Partnership, or any of their respective wholly-owned Subsidiaries, or by the Purchaser Parties, or any of their wholly-owned Subsidiaries, immediately prior to the OP Effective Time (collectively, the "Excluded LP Units") shall be cancelled automatically and shall cease to exist, without payment of any consideration being made in respect thereof.

          (c) Cancellation of GP Units. Each GP Unit issued and outstanding immediately prior to the OP Effective Time shall be converted automatically into the right of the Company, as the sole holder of GP Units, to receive, in the aggregate, cash and common units of general partnership interest in the Surviving

     Partnership having a combined aggregate value equal to the product of $7.25 multiplied by the number of GP Units cancelled pursuant to this Section 2.6(c) (such common units of general partnership interest received upon surrender of GP Units cancelled pursuant to this Section 2.6(c), the "Surviving Partnership GP Units"). The number of Surviving Partnership GP Units shall be equal to 1.0% of the number of GP Units outstanding at and immediately before the OP Effective Time. After the OP Effective Time and pursuant to the Surviving Partnership Agreement, the Surviving Partnership GP Units shall not be convertible into Company Shares of the Company or the Surviving Entity.

          (d) Conversion of Equity Interests of OP Merger Sub. The Equity Interests of OP Merger Sub issued and outstanding immediately prior to the OP Effective Time shall be converted automatically into units of limited partner interest in the Surviving Partnership (the "Surviving Partnership LP Units"). The number of Surviving Partnership LP Units shall be equal to 99.0% of the number of GP Units outstanding at and immediately before the OP Effective Time and 100% of the number of LP Units outstanding at and immediately before the OP Effective Time. After the OP Effective Time and pursuant to the Surviving Partnership Agreement, the Surviving Partnership LP Units shall not be convertible into Company Shares of the Company or the Surviving Entity.

          (e) Series B Preferred Units. The OP Merger shall have no effect on the Operating Partnership's outstanding Series B Preferred Units, and at and after the OP Effective Time, the Series B Preferred Units shall be the outstanding Series B Preferred Units of the Surviving Partnership.

          (f) Series A Preferred Units. Upon the Operating Partnership's distribution of the Series A Shares to the Company in exchange for the Series A Preferred Units in accordance with Section 2.1(d), the Operating Partnership shall take such actions as are necessary to cancel the Series A Preferred Units. In the event the Company takes such other actions as are permitted pursuant to the last sentence of Section 2.1(f), the Operating Partnership shall take such actions as are necessary to effectuate the intent of the foregoing.

          (g) Dissenters' Rights. No dissenters', appraisal or similar rights shall be available with respect to the OP Merger.

          (h) Adjustments to OP Merger Consideration. If during the period between the date of this Agreement and the OP Effective Time, any change in the outstanding LP Units shall occur, including, but not limited to, by reason of any reclassification, recapitalization, equity distribution, equity split, reverse split or combination, exchange or readjustment of LP Units, or any equity dividend thereon with a record date during such period (but not as a result of (x) the exchange of any outstanding LP Units for Common Shares or (y) the conversion of Series A Preferred Units to LP Units pursuant to Section 2.6(f)), the amount per LP Unit to be paid to holders of Eligible LP Units in the OP Merger Consideration shall be appropriately adjusted.

          (i) Required Withholding. The Purchaser Parties, the Operating Partnership and the Paying Agent, as applicable, shall be entitled to deduct and withhold from any OP Merger Consideration payable under this Agreement such amounts as may be required to be deducted or withheld therefrom under (i) the Code or (ii) any applicable state, local or foreign Tax Laws. To the extent amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

     SECTION 2.7. Procedures for Exchange of Eligible LP Units in the OP Merger. The provisions of Section 2.2, including the Payment Fund and payment procedures and the right of the Purchaser Parties to request certificates of non-foreign status pursuant to Section 2.2(c), shall apply to the Eligible LP Units with respect to the OP Merger, except where such provisions are clearly applicable only to the Certificates and except as otherwise provided in Section 2.6.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties of the Company. Except as set forth in the disclosure letter delivered by the Company to the Purchaser Parties in connection with the execution of this Agreement (the "Company Disclosure Letter"), which identifies exceptions by specific Section references, the Company represents and warrants to each of the Purchaser Parties as follows as of the date of this Agreement:

          (a) Organization, Standing and Trust Power of the Company. The Company is duly organized, validly existing as a real estate investment trust and in good standing under the Laws of the State of Maryland and has the requisite real estate investment trust power and authority to own, lease and operate its properties and other assets and to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business it is conducting, or the ownership, operation or leasing of its properties and other assets or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not constitute a Company Material Adverse Effect. The Company has heretofore made available to Parent complete and correct copies of the Company's Articles of Amendment and Restatement of Declaration of Trust, including such articles supplementary thereto (the "Company Charter") and amended and restated by-laws (the "Company By-laws"). The Company Charter and the Company By-laws are each in full force and effect as of the date hereof. Each jurisdiction in which the Company is qualified or licensed to do business and each assumed name under which it conducts business in any jurisdiction are identified in Section 3.1(a) of the Company Disclosure Letter.

          (b) Company Subsidiaries; Interests in Other Persons.

             (i) Each Company Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and operate its properties and other assets and to carry on its business as now being conducted. Each Company Subsidiary that is a partnership, limited liability company or trust is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Company Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operation or leasing of its properties and other assets or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not constitute a Company Material Adverse Effect. All outstanding shares of stock of each Company Subsidiary that is a corporation have been duly authorized, are validly issued, fully paid and nonassessable, and are not subject to any preemptive rights purchase option, call option, right of first refusal, subscription agreement, or any other similar right ("Preemptive Rights") and are owned by the Company and/or another Company Subsidiary, except as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter, and are so owned free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens") and are not subject to any option or right to purchase any such shares of stock except as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter and Liens securing mezzanine debt as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter. All Equity Interests in each Company Subsidiary that is a partnership, limited liability company, trust or other entity have been duly authorized and are validly issued and are owned by the Company and/or another Company Subsidiary, except as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter, and are so owned free and clear of all Liens and are not subject to any option or right to purchase any such Equity Interest except as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter and Liens securing mezzanine debt as disclosed in Section 3.1(b)(i) of the Company Disclosure Letter. The Company has heretofore made available to each of the Purchaser

        Parties complete and correct copies of the charter, by-laws or other organizational documents of each of the Company Subsidiaries, each as amended to date and each as in full force and effect as of the date hereof. Section 3.1(b)(i) of the Company Disclosure Letter sets forth
        (A) all Company Subsidiaries and their respective jurisdictions of incorporation or organization, (B) each owner and the respective amount of such owner's Equity Interests in each Company Subsidiary and (C) a list of each jurisdiction in which each Company Subsidiary is qualified or licensed to do business and each assumed name under which each such Company Subsidiary conducts business in any jurisdiction.

             (ii) Except as disclosed in Section 3.1(b)(ii) of the Company Disclosure Letter (the "Company Other Interests"), neither the Company nor any of the Company Subsidiaries owns any stock or other ownership interest in any Person.

          (c) Capital Structure.

             (i) Shares of Beneficial Interest.

                (A) As of the date of this Agreement, the authorized shares of beneficial interest of the Company consist of (1) 100,000,000 Common Shares, (2) 65,000,000 excess shares, par value $0.01 per share, and
           (3) 30,000,000 preferred shares, par value $0.01 per share. The Company's preferred shares have been designated as set forth in
           Section 3.1(c)(i)(A) of the Company Disclosure Letter.

                (B) As of the date of this Agreement, (1) assuming none of the Common Shares have been converted to excess shares, 23,681,371 Common Shares are issued and outstanding, (2) except as set forth in Section 3.1(c)(i)(B) of the Company Disclosure Schedule, to the Knowledge of the Company, zero (0) excess shares are issued and outstanding, (3) 2,000,000 Series A Shares are issued and outstanding and (4) assuming none of the Series B Shares have been converted to excess shares, 4,000,000 Series B Shares are issued and outstanding. As of the date of this Agreement, one hundred percent (100%) of the issued and outstanding Series A Shares are owned by the Operating Partnership.

                (C) As of the date of this Agreement, (1) 938,883 Common Shares are reserved for issuance upon exercise of outstanding Company Options and 1,772,127 additional Common Shares are reserved for issuance under the Prime Group Realty Trust Share Incentive Plan (the "Company Share Incentive Plan"), (2) 3,076,586 Common Shares are reserved for issuance upon exchange of LP Units for Common Shares pursuant to the Partnership Agreement and (3) 1,000,000 Common Shares are reserved for issuance upon exercise of the Warrants.

                (D) Except as set forth in this Section 3.1(c) or in Section 3.1(c)(i)(D) of the Company Disclosure Letter, there are issued and outstanding or reserved for issuance: (1) no shares of beneficial interest or other voting securities of the Company; (2) no restricted Company Shares, performance share awards or dividend equivalent rights relating to the Equity Interests of the Company or the Operating Partnership; (3) no securities of the Company or any Company Subsidiary or securities or assets of any other entity convertible into or exchangeable for shares of beneficial interest or other voting securities of the Company or any Company Subsidiary; and
           (4) no subscriptions, options, warrants, conversion rights, stock appreciation rights, calls, claims, rights of first refusal, rights (including preemptive rights), commitments, arrangements or agreements to which the Company or any Company Subsidiary is a party or by which it is bound in any case obligating the Company or any Company Subsidiary to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of beneficial interest or other voting securities of the Company or of any Company Subsidiary, or obligating the Company or any Company Subsidiary to grant, extend or enter into any such subscription, option, warrant, conversion right, stock appreciation right, call, right, commitment, arrangement or agreement. All outstanding Company Shares are, and all Company Shares reserved for issuance will be, upon issuance, in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of, any Preemptive Right.

                (E) Except as set forth in Section 3.1(c)(i)(E) of the Company Disclosure Letter, all dividends or distributions on securities of the Company or any Company Subsidiary that have been declared or authorized prior to the date of this Agreement have been paid in full.

                (F) As of the date of this Agreement, the aggregate unpaid quarterly distributions on the Series B Shares for quarters ended prior to the date of this Agreement are $11,250,000.

             (ii) Partnership Units.

                (A) As of the date of this Agreement, 23,681,371 units of general partner interest in the Operating Partnership (the "GP Units"), 3,076,586 LP Units, 2,000,000 Series A preferred units in the Operating Partnership (the "Series A Preferred Units"), and 4,000,000 Series B preferred units in the Operating Partnership (the "Series B Preferred Units"), are validly issued and outstanding, are not subject to Preemptive Rights and any capital contribution required to be made by the holders thereof has been made.

                (B) The Company is the sole general partner of the Operating Partnership as of the date of this Agreement and holds (1) 23,681,371 GP Units, representing 100% of the outstanding GP Units in the Operating Partnership, (2) 2,000,000 Series A Preferred Units, representing 100% of the outstanding Series A Preferred Units, and
           (3) 4,000,000 Series B Preferred Units, representing 100% of the outstanding Series B Preferred Units. Section 3.1(c)(ii)(B) of the Company Disclosure Letter sets forth the name, number and class of LP Units held by each partner in the Operating Partnership.

                (C) Each LP Unit may, under certain circumstances and subject to certain conditions set forth in the Partnership Agreement, be converted to Common Shares on a one-for-one basis. As of the date of this Agreement, no notice has been received by the Company or the Operating Partnership of the exercise of any of the rights described in this paragraph (C), which are not reflected in this Section 3.1(c).

             (iii) Miscellaneous. Except as set forth in Section 3.1(c)(iii) of the Company Disclosure Letter, no holder of securities in the Company or any Company Subsidiary has any right to have such securities registered by the Company or any Company Subsidiary, as the case may be.

          (d) Authority; No Violations; Consents and Approval; LP Units.

             (i) The Company has all requisite power and authority to enter into and deliver the Transaction Documents, to perform its obligations thereunder and to consummate the Transactions, subject, solely with respect to the consummation of the Mergers, to receipt of the Company Shareholder Approval and the Partnership Unitholder Approval and the acceptance for record of the Articles of Merger by the Maryland Department and the OP Merger Certificate by the Secretary of State of Delaware. Each Company Subsidiary that is a party to any Transaction Document has all requisite power and authority to enter into such Transaction Document and to consummate the Transactions. The execution, delivery and performance of the Company's, the Company Subsidiaries and the Operating Partnership's obligations under the Transaction Documents and the consummation of the Transactions have been duly authorized by all necessary action on the part of the Company and each applicable Company Subsidiary, subject, solely with respect to the consummation of the Mergers, to receipt of the Company Shareholder Approval and the Partnership Unitholder Approval. No other proceedings on the part of the Company and each applicable Company Subsidiary are necessary to authorize any of the Transaction Documents or to consummate the Transactions. The Transaction Documents have been duly executed and delivered by the Company and each applicable Company Subsidiary and, subject, solely with respect to the consummation of the Mergers, to receipt of the Common Shareholder Approval and the Partnership

        Unitholder Approval, constitute valid and binding obligations of the Company and each applicable Company Subsidiary, enforceable against the Company and each applicable Company Subsidiary in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and by the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law). True and complete copies of all resolutions of the Company Board and the board of directors of each applicable Company Subsidiary necessary to authorize the Transactions have been provided to the Purchaser Parties.

             (ii) Except as set forth in Section 3.1(d)(ii) of the Company Disclosure Letter and except, solely with respect to the consummation of the Mergers, for the Company Shareholder Approval and the Partnership Unitholder Approval, the execution, delivery and performance of the Transaction Documents by the Company and each applicable Company Subsidiary do not, and the consummation of the Transactions, and compliance with the provisions hereof or thereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or the loss of a benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of the Company or any of the Company Subsidiaries under, or require the consent or approval of any third party or otherwise result in a detriment or default to the Company or any of the Company Subsidiaries pursuant to any provision of (A) the Company Charter or the Company By-laws or any provision of the comparable charter or organizational documents of any of the Company Subsidiaries, (B) except for Triggered Agreements (as defined below), any lease or other agreement, instrument, permit, concession, franchise, license applicable to the Company or any of the Company Subsidiaries, or their respective properties or assets or any guarantee by the Company or any of the Company Subsidiaries of any of the foregoing, other than any loan or credit agreement, note, bond, mortgage, indenture or other loan document, (it being understood that no representation is being given as to whether the Surviving Entity and the Company Subsidiaries will be in compliance with any covenants contained therein following the REIT Merger or the OP Merger), (C) any joint venture or other ownership arrangement, except for Triggered Agreements, or (D) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 3.1(d)(iii) are duly and timely obtained or made and the Company Shareholder Approval and the Partnership Unitholder Approval are obtained, any judgment, order, decree, statute, Law, ordinance, rule or regulation applicable to the Company or any of the Company Subsidiaries, or any of their respective properties or assets, other than, in the case of clauses (B) (except with respect to the Triggered Agreements), (C) (except with respect to the Triggered Agreements) and (D), any such conflicts, violations, defaults, rights, Liens, detriments, or failure to obtain any such consents that, individually or in the aggregate, would not constitute a Company Material Adverse Effect. For the purposes of this Agreement, the term "Triggered Agreements" means the agreements identified as "Triggered Agreements" in Section 3.1(d)(ii) of the Company Disclosure Letter. Notwithstanding the foregoing and anything else in this
        Agreement to the contrary, (x) the Company is making no representation or warranty regarding the necessity to obtain the consent, waiver or approval of any lender pursuant to any loan or credit agreement, note, bond, mortgage, indenture or other loan document in connection with the transactions contemplated by this Agreement, (y) the Company shall not be responsible for obtaining any such consent, waiver or approval, if required, and (z) in no event shall the receipt by any party of any consent, waiver or approval, compliance with any notice provision pursuant to, or amendment or modification of, any loan or credit agreement, note, bond, mortgage, indenture, other loan document or the Triggered Agreements be in any manner whatsoever a condition to the parties' obligations to close the transaction contemplated by this Agreement.

             (iii) Except as set forth in Section 3.1(d)(iii) of the Company Disclosure Letter, no consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity, is required by or on behalf of the Company or any of the Company

        Subsidiaries in connection with the execution, delivery and performance of the Transaction Documents by the Company and each of the applicable Company Subsidiaries or the consummation by the Company or the applicable Company Subsidiaries of the Transactions, except for: (A) the filing of the Articles of Merger with the Maryland Department and the OP Merger Certificate with the Secretary of State of Delaware; (B) the filing with the SEC of (1) a proxy statement (together with any amendment thereof or supplement thereto, the "Company Proxy Statement") relating to the special meeting of the shareholders of the Company to be held to consider the approval of this Agreement and the Transactions (the "Company Shareholders Meeting"); (2) any other documents otherwise required to be filed in connection with this Agreement and the transactions contemplated hereby; and (3) such reports under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with the Transaction Documents and the Transactions; (C) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws, Takeover Statute or Environmental Law (as defined in Section 3.1(o)) as more specifically described in Section 3.1(d)(iii) of the Company Disclosure Letter; (D) the filing, if applicable, of a pre-merger notification and report by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the applicable waiting period thereunder; and (E) any such consent, approval, order, authorization, registration, declaration, filing or permit that the failure to obtain or make individually or in the aggregate, would not constitute a Company Material Adverse Effect.

             (iv) The holders of the Series B Shares will not have any right  to
        (A) cause the redemption of the Series B Shares, (B) exchange the Series B Shares for any other securities or (C) convert, redeem or receive a distribution with respect to the Series B Shares (other than (1) a
        distribution   in  an  amount  necessary  to  pay  the  full  cumulative
        distributions for all past distribution periods to the extent not previously paid and (2) a distribution representing the full quarterly distribution for the calendar quarter in which the Closing occurs) as a result of the Mergers or the other transactions contemplated by the Transaction Documents.

          (e) SEC Documents.

             (i) The Company has made available (including via filings with EDGAR) to each of the Purchaser Parties a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2002 and prior to or on the date hereof (the "Company SEC Documents"). Except as set forth in
        Section 3.1(e) of the Company Disclosure Letter, the Company has timely filed each of the Company SEC Documents. As of their respective filing dates, (A) the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and (B) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Company SEC Documents filed and publicly available prior to the date of this Agreement. Other than in connection with the Company's Post-Effective Amendment No. 1 to Form S-11 (Registration No. 333 115640), the Company has no outstanding and unresolved comments from the SEC with respect to any of the Company SEC Documents; provided, however, that no representation or warranty is made as to outstanding and unresolved comments from the SEC regarding any post-effective amendment to the Company's effective registration statement on Form S-11 (Registration No. 333 115640) filed after the date hereof. None of the Company SEC Documents is the subject of any confidential treatment request by the Company. The consolidated financial statements of the Company (including the notes thereto) included in the Company SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly presented in all material respects, in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of the Company and the Company Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of operations and the consolidated statements of cash flows of the Company and the Company Subsidiaries for the periods presented therein. No Company Subsidiary is required to make any filings with the SEC.

             (ii) The GP Units and LP Units are not registered under Section 12 of the Exchange Act.

          (f) Absence of Certain Changes or Events. Except as disclosed or reflected in the Company SEC Documents or as disclosed in Section 3.1(f) of the Company Disclosure Letter, since December 31, 2003, the Company and the Company Subsidiaries have conducted their business only in the ordinary course and there has not been: (i) (A) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the Company Shares other than any declaration, setting aside or payment of distributions with respect to the Series B Shares expressly permitted by the terms hereof or in exchange for LP Units pursuant to the terms thereof; (B) any amendment of any term of any outstanding equity security of the Company or any Company Subsidiary; (C) any repurchase, redemption or other acquisition by Company or any Company Subsidiary of any outstanding shares of beneficial interest or stock or other Equity Interest of, or other ownership interests in, the Company or any Company Subsidiary; (D) any material change in any method of accounting or accounting practice or any material change in any tax method or election by the Company or any Company Subsidiary; (E) any amendment of any employment, consulting, severance, retention or any other agreement between the Company and any officer or director of the Company; (F) any change, event, effect, damage, destruction or loss relating to the business or operations of the Company or any Company Subsidiary that has had, or could reasonably be expected to have, a Company Material Adverse Effect, or (G) any other event or development with respect to the Company or any Company Subsidiary that has had, or could reasonably be expected to have, a Company Material Adverse Effect and (ii) any split, combination or reclassification of any of the Company Shares or the LP Units, or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, Company Shares or LP Units or any issuance of an ownership interest in any Company Subsidiary.

          (g) No Undisclosed Material Liabilities. Except as disclosed in the Company SEC Documents or Section 3.1(g) of the Company Disclosure Letter or as otherwise could not reasonably be expected to have a Company Material Adverse Effect, there are no liabilities of the Company or any of the Company Subsidiaries, whether accrued, contingent, absolute or determined, other than: (i) liabilities adequately provided for or disclosed on the balance sheet of the Company dated as of December 31, 2003 contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 of the Company or (ii) liabilities incurred in the ordinary course of business subsequent to December 31, 2003.

          (h) No Default. Neither the Company nor any of the Company Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (A) the Company Charter or the Company By-laws or the comparable charter or organizational documents of any of the Company Subsidiaries, (B) any loan or credit agreement or note, including, but not limited to, the Triggered Agreements or any bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license to which the Company or any of the Company Subsidiaries is now a party or by which Company or any of the Company Subsidiaries or any of their respective properties or assets is bound, or (C) any order, writ, injunction or decree applicable to the Company or any of the Company Subsidiaries, except, in the case of clauses
     (B) and (C) for defaults or violations which, individually or in the aggregate, would not constitute a Company Material Adverse Effect.

          (i) Compliance with Applicable Laws. The Company and the Company Subsidiaries hold all permits, licenses, certificates, registrations, variances, exemptions, orders, franchises and approvals of, from and with all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Company Permits"), except where the failure so to hold, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and the Company Subsidiaries are in compliance with the terms of each of the Company Permits, except where the failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in the Company SEC Documents or as would not constitute a Company Material Adverse Effect, the businesses of the Company and the Company Subsidiaries are not being conducted in violation of any Law of any Governmental Entity. No investigation or review by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or, to the Knowledge of the Company, is threatened, other than those the outcome of which, individually or in the aggregate, would not constitute a Company Material Adverse Effect.

          (j) Litigation. Except as disclosed in the Company SEC Documents or as disclosed in Section 3.1(j) of the Company Disclosure Letter and except for routine litigation arising from the ordinary course of business of the Company and the Company Subsidiaries which is adequately covered by insurance (subject to applicable deductibles), there is no litigation, arbitration, claim, controversy, grievance, investigation, suit, action or proceeding pending in which service of process or written notice, as applicable, has been received by an officer of the Company or, to the Knowledge of the Company, threatened in writing to an officer of the Company against or affecting the Company or any Company Subsidiary that could reasonably be expected to constitute a Company Material Adverse Effect, nor is there any judgment, award, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any Company Subsidiary which (A) could, individually or in the aggregate, reasonably be expected to constitute a Company Material Adverse Effect, (B) would cause any of the transactions contemplated by the Transaction Documents to be rescinded following their consummation, including, without limitation, the REIT Merger and OP Merger or (C) would materially adversely affect the rights of any Purchaser Party to own the Company's or any Company Subsidiary's assets and to operate the Company's or any Company Subsidiary's business. Except as set forth on Schedule 3.1(j) to the Company Disclosure Letter, no claim has been made under any directors' and officers' liability insurance policy maintained at any time by or on behalf of the Company or any Company Subsidiary.

          (k) Taxes.

             (i) (A) Each of the Company and the Company Subsidiaries has timely filed all material Tax Returns required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so or otherwise permitted by Law), (B) each such Tax Return was, at the time filed, true, correct and complete in all material respects and (C) each of the Company and the Company Subsidiaries has paid (or the Company has paid on behalf of such Company Subsidiary), within the time and in the manner prescribed by Law, all Taxes that are shown to be due and payable as reflected on such Tax Returns. The most recent financial statements contained in the Company SEC documents filed with the SEC prior to the date of this Agreement reflect adequate accrued liabilities for all material Taxes due and payable by the Company and the Company Subsidiaries as a group for all taxable periods and portions thereof through the date of such financial statements. To the Knowledge of the Company, the Company and the Company Subsidiaries (as a group) have established on their books and records reserves or accrued liabilities or expenses that are adequate for the payment of all material Taxes for which the Company or any Company Subsidiary is liable but are not yet due and payable. Since the date of the most recent audited financial statements included in the Company SEC Documents, (A) the Company has incurred no liability for any material Taxes under Sections 857(b), 860(c) or 4981 of the Code or IRS Notice 88-19 or Treasury Regulation Section 1.337(d)-5T, including, without limitation, any material Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code and (B) neither the Company nor any Company Subsidiary has incurred any material liability for Taxes other than in the ordinary course of business. Except as set forth in
        Section 3.1(k) of the Company Disclosure Letter, no deficiencies for material Taxes have been asserted or assessed in writing by a Governmental Entity against the Company or any of the Company
        Subsidiaries which have not been paid or remain pending, including claims by any Governmental Entity in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns, and no requests for waivers of the time to assess any such material Taxes have been granted and remain in effect or are pending.

             (ii) The  Company  (A)  for  each taxable  year  of  the  Company's existence through its taxable year ended December 31, 2003, has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of the Code and has satisfied the requirements to qualify as a REIT for such years, (B) has operated consistent with the requirements for qualification and taxation as a REIT for the period from December 31, 2003 through the date hereof, and (C) has not taken any action or omitted to take any action which would reasonably be expected to result in a successful challenge by the IRS to its status as a REIT, and no such challenge is pending, or to the Company's Knowledge, threatened. Except as set forth in Section 3.1(k)(ii) of the Company Disclosure Letter, the assets owned by the Company and the Company Subsidiaries on the date hereof are comprised of assets described in Section 856(c)(4) of the Code. Each Company Subsidiary which files Tax Returns as a partnership for federal income tax purposes has since its inception or acquisition by the Company been classified for federal income tax purposes as a partnership and not as an association taxable as a corporation, or a "publicly traded partnership" within the meaning of
        Section 7704(b) of the Code that is treated as a corporation for federal income tax purposes under Section 7704(a) of the Code. Each Company Subsidiary which is a corporation has been since its formation classified as a qualified REIT subsidiary under Section 856(i) of the Code. Neither the Company nor any Company Subsidiary holds any asset (x) the disposition of which would be subject to rules similar to Section 1374 of the Code as announced in IRS Notice 88-19 or Treasury Regulation
        Section 1.337(d)-5t or (y) that is subject to a consent filed pursuant to Section 341(f) of the Code.

             (iii) As of the date of this Agreement, the Company does not have any earnings and profits attributable to the Company or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.

             (iv) All material Taxes which the Company or the Company Subsidiaries are required by Law to withhold in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities or are held in separate bank accounts for such purpose. There are no Liens for material Taxes upon the assets of the Company or the Company Subsidiaries except for statutory Liens for Taxes not yet due.

             (v) For periods beginning after December 31, 1997, except as set forth in Section 3.1(k)(v) of the Company Disclosure Letter, (a) the Tax Returns of the Company or any current Company Subsidiary have not been audited by any federal or state income taxing authority and (b) there are no audits by and contests with any taxing authority currently being conducted about which the Company has been notified with regard to material Taxes or Tax Returns of the Company or any Company Subsidiary and there are no audits pending with or proposed by any taxing authority about which the Company has been notified with respect to any material Taxes or Tax Returns of the Company or any Company Subsidiary.

             (vi)  Except  as set  forth in  Section  3.1(k)(vi) of  the Company
        Disclosure  Letter,  neither  the  Company   nor  any  of  the   Company
        Subsidiaries is a party to any Tax allocation or sharing agreement.

             (vii) Except as set forth in Section 3.1(k)(vii) of the Company Disclosure Letter, the Company does not have any material liability for the Taxes of any Person other than the Company and the Company Subsidiaries, and none of the Company Subsidiaries have any material liability for the Taxes of any Person other than the Company and the Company Subsidiaries (A) under

        Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (B) as a transferee or successor or (C) by contract.

             (viii) Except as set forth in Section 3.1(k)(viii) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries made any payments, is obligated to make any payments, or is a party to an agreement that could obligate it to make any payments that will not be deductible under Section 280G of the Code. The Company and the Company Subsidiaries have disclosed to the IRS all positions taken on their federal income Tax Returns which could give rise to a substantial understatement of Tax under Section 6662 of the Code.

             (ix) Except  as set  forth  in Section  3.1(k)(ix) of  the  Company
        Disclosure   Letter,  neither  the  Company   nor  any  of  the  Company
        Subsidiaries has applied for, received or has pending a Tax Ruling or commenced negotiations or entered into a Closing Agreement with any taxing authority. As defined herein, "Tax Ruling" means a written ruling of a taxing authority relating to Taxes, and "Closing Agreement" means a written and legally binding agreement with a taxing authority relating to Taxes.

             (x) As of the Closing Date, the Company's cumulative adjusted tax basis in its GP Units and Series B Preferred Units shall exceed $270,500,000.

          (l) Pension and Benefit Plans; ERISA.

             (i) Each "employee pension benefit plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or contributed to by the Company or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with the Company under Section 414(b), (c), (m) or (o) of the Code (a "Company ERISA Affiliate") or to which the Company or any Company ERISA Affiliate contributed or is obligated to contribute thereunder within six years prior to the Closing Date (the "Company Pension Plans") intended to qualify under Section 401 of the Code has received a favorable determination letter from the IRS or is maintained under a prototype plan approved by the IRS with respect to which the Company or the Company ERISA Affiliates may rely on the opinion letter issued to the prototype sponsor as to such Company Pension Plan's qualified status and, to the Knowledge of the Company, nothing has occurred with respect to the operation of such Company Pension Plan that could reasonably be expected to cause the loss of such qualification or the imposition of any material liability, penalty or Tax under ERISA or the Code;

             (ii) Except as set forth in Section 3.1(l)(ii) of the Company Disclosure Letter, neither the Company nor any Company ERISA Affiliate
        (A) currently sponsors, contributes to, maintains or has liability (whether contingent or otherwise) under (1) a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or (2) an employee benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA, or Section 412 of the Code, or Title IV of ERISA or (B) currently is, or at any time during the six-year period prior to the date hereof has been, subject to any withdrawal liability under any such multi-employer plan or employee benefit plan. To the Knowledge of the Company, none of the Transaction Documents or the Transactions will trigger any partial or complete withdrawal under any multiemployer plan.

             (iii) There is no material violation of ERISA or the Code with respect to (A) the filing of applicable reports, documents and notices with the Secretary of Labor and the Secretary of the Treasury regarding all "employee benefit plans," as defined in Section 3(3) of ERISA, and all other employee compensation and benefit arrangements or payroll practices, including, without limitation, severance pay, sick leave, vacation pay, salary continuation for disability, consulting or other compensation agreements, retirement, deferred compensation, bonus (including, without limitation, any retention bonus plan), long-term incentive, stock option, stock purchase, hospitalization, medical insurance, life insurance and scholarship programs maintained by the Company or any of the Company Subsidiaries or with respect to which the Company or any of the Company Subsidiaries has any liability or the Company Pension Plans (all such plans, including Company

        Pension Plans, being hereinafter referred to as the "Company Employee Benefit Plans") or (B) the furnishing of such documents to the participants or beneficiaries of one or more of the Company Employee Benefit Plans;

             (iv) Each Company Employee Benefit Plan is listed in Section 3.1(l)(iv) of the Company Disclosure Letter, and true and complete copies of which have been made available to the Purchaser Parties, as have the related trust (or other funding or financing arrangement) and all amendments thereto, the most recent summary plan descriptions, administrative service agreements, Form 5500s and, with respect to any Company Employee Benefit Plan intended to be qualified pursuant to
        Section 401(a) of the Code, a current IRS determination letter or opinion letter;

             (v) Except as set forth in Section 3.1(l)(v) of the Company Disclosure Letter, each of the Company Employee Benefit Plans is, and its administration is and has been, in material compliance with, and, none of the Company nor any of the Company ERISA Affiliates has received any written claim, notice or information that any such Company Employee Benefit Plan is not in compliance with, its terms and all applicable Laws regulations and rulings, including, without limitation, the requirements of ERISA. Except as described in Section 3.1(l)(v) of the Company Disclosure Letter, there is no material liability for breaches of fiduciary duty in connection with any of the Company Employee Benefit Plans, and neither Company nor any of the Company Subsidiaries or any "party in interest" or "disqualified person" with respect to any of the Company Employee Benefit Plans has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA;

             (vi) There are no actions, disputes, suits, claims, arbitrations or legal, administrative or other proceedings or governmental investigations pending (other than routine claims for benefits) or, to the Knowledge of the Company, threatened in writing alleging any breach of the terms of any Company Employee Benefit Plan or of any fiduciary duties thereunder or violation of any applicable Law with respect to any such Company Employee Benefit Plan that could reasonably be expected to constitute a Company Material Adverse Effect;

             (vii) Except for the payments contemplated by Section 2.3 and except as described in Section 3.1(k)(vii), Section 3.1(k)(viii) or
        Section 3.1(l)(xiv) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in any payment (including, but not limited to, any retention bonuses, parachute payments or noncompetition payments) becoming due to any employee or former employee or group of employees or former employees of the Company or any of the Company Subsidiaries; (B) increase any benefits otherwise payable under any Company Employee Benefit Plan; (C) result in the acceleration of the time of payment or vesting of any such rights or benefits; or (D) otherwise result in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code with respect to a current or former employee of the Company or any of the Company Subsidiaries;

             (viii) Except as set forth in Section 3.1(l)(viii) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries has any consulting agreement or arrangement, whether oral or written, with any Person not an employee of the Company or any Company Subsidiary involving annual compensation in excess of $100,000 other than legal, insurance, audit, accounting and tax services performed in the ordinary course of business;

             (ix) All contributions, premiums and other payments required by Law or any Company Employee Benefit Plan or applicable collective bargaining agreement have been made under any such plan to any fund, trust or account established thereunder or in connection therewith by the due date thereof, and no amounts are or will be due to the Pension Benefit Guaranty Corporation as of the Closing Date (except for premiums in the ordinary course of business); and any and all contributions, premiums and other payments with respect to compensation or service before and through the Closing Date, or otherwise with respect to periods before and through the Closing Date, due from any of the Company or Company ERISA Affiliates to, under or on account of each

        Company Employee Benefit Plan shall have been paid prior to the Closing Date or shall have been fully reserved and provided for or accrued on the Company financial statements;

             (x) Except as set forth in Section 3.1(l)(x) of the Company Disclosure Letter, no Company Employee Benefit Plan that is a "welfare benefit plan" as defined in Section 3(1) of ERISA provides for continuing benefits or coverage for any participant or beneficiary or covered dependent of a participant after such participant's termination of employment, except to the extent required by Law. The Company and the Company ERISA Affiliates have complied in all material respects with the requirements of Section 4980B of the Code and Parts 6 and 7 of Subtitle B of Title I of ERISA regarding health care coverage under Company Employee Benefit Plans;

             (xi) Except as set forth in Section 3.1(l)(xi) of the Company Disclosure Letter, no amount has been paid by the Company or any of the Company ERISA Affiliates, and no amount is expected to be paid by the Company or any of the Company ERISA Affiliates, which would be subject to the provisions of Section 162(m) of the Code such that all or a part of such payments would not be deductible by the payor;

             (xii) Except as set forth in Section 3.1(l)(xii) of the Company Disclosure Letter and without limiting any other provision of this
        Section 3.1(l), no event has occurred and no condition exists, with respect to any Company Employee Benefit Plan, that has subjected or could subject the Company or any Company ERISA Affiliate, or any Company Employee Benefit Plan or any successor thereto, to any Tax, fine, penalty or other liability (other than, in the case of the Company, a Company ERISA Affiliate and the Company Employee Benefit Plans, a
        liability arising in the normal course to make contributions or payments, as applicable, when ordinarily due under a Company Employee Benefit Plan with respect to employees of the Company and the Company Subsidiaries), other than such event or condition that would not constitute a Company Material Adverse Effect. No plan other than a Company Employee Benefit Plan is or will be directly or indirectly binding on the Purchaser Parties by virtue of the transactions contemplated hereby. Except as set forth in Section 3.1(l)(xii) of the Company Disclosure Letter, the Purchaser Parties and their Affiliates, including on and after the Closing Date, the Company and any Company
        ERISA Affiliate, to the Knowledge of the Company, shall have no liability for, under, with respect to or otherwise in connection with any plan, which liability arises under ERISA or the Code, by virtue of the Company or any Company Subsidiary being aggregated in a controlled group or affiliated service group with any Company ERISA Affiliate for purposes of ERISA or the Code at any relevant time prior to the Closing Date (other than a liability from providing benefits arising in the ordinary course of business);

             (xiii) Each Company Employee Benefit Plan may be unilaterally amended or terminated in its entirety by the Company or the Surviving Entity without liability except as to benefits accrued thereunder prior to amendment or termination, subject to the applicable requirements of ERISA and the Code; and

             (xiv) All individual employment, termination, severance, change in control, retention bonus, post-employment, non-competition and other compensation agreements, arrangements and plans existing prior to the execution of this Agreement, which are between the Company or a Company Subsidiary and any current or former director, officer or employee thereof and which are in effect as of the date hereof which will exist prior to the Closing, including the name and title of such current or former director, officer or employee, the type of agreement and the amount of any estimated severance payment (including estimated gross up if applicable) owed thereunder due solely to the transactions contemplated by this Agreement, are listed in Section 3.1(l)(xiv) of the Company Disclosure Letter (collectively, the "Company Severance Agreements") and have been made available to the Purchaser Parties.

          (m) Labor Matters. Except as disclosed in the Company SEC Documents or Section 3.1(m) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect:

             (i) Neither the Company nor any of the Company Subsidiaries is a party to any collective bargaining agreement or other current labor agreement with any labor union or organization, and neither the Company nor any of the Company Subsidiaries have any Knowledge of any activity or proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

             (ii) There is no unfair labor practice charge or grievance arising out of a collective bargaining agreement or other grievance procedure pending, or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries.

             (iii) Except as otherwise provided above, there is no complaint, lawsuit or proceeding before any Governmental Entity of competent jurisdiction by or on behalf of any present or former employee, any applicant for employment or any classes of the foregoing, alleging breach of any express or implied contract of employment, any Law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortuous conduct in connection with the employment relationship pending, or, to the Knowledge of the Company, threatened in writing against the Company or any of the Company Subsidiaries.

             (iv) There is no strike, slowdown, work stoppage or lockout with respect to the employees of the Company or the Company Subsidiaries pending, or, to the Knowledge of the Company, threatened in writing, against or involving the Company or any of the Company Subsidiaries.

             (v) To the Knowledge of the Company, the employees of the Company and the Company Subsidiaries are lawfully authorized to work in the United States according to federal immigration Laws.

             (vi) To the Knowledge of the Company, the Company and each of the Company Subsidiaries are in compliance with all applicable Laws in respect of employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health.

             (vii) As of the date of this Agreement, there is no proceeding, claim, suit, action or governmental investigation pending or, to the Knowledge of the Company, threatened in writing, with respect to which any current or former director, officer, employee or agent of the Company or any of the Company Subsidiaries is claiming indemnification from the Company or any of the Company Subsidiaries.

          (n) Intangible Property. The Company and the Company Subsidiaries own, possess or have adequate and defensible rights to use all trademarks, trademark registrations, trade names, patents, patent applications, service marks, brand marks, brand names, material computer programs, databases, domain names, service marks, service mark registration and applications, trade secrets, know how, trade dress, industrial designs, copyrights and copyright marks ("Intangible Property") currently used in the operation of the businesses of each of the Company and the Company Subsidiaries (collectively, the "Company Intangible Property"), except where the failure to so own, possess, or have such adequate and defensible rights to use, individually or in the aggregate, would not constitute a Company Material Adverse Effect. All of the Company Intangible Property is owned or licensed by the Company or the Company Subsidiaries free and clear of any and all Liens, except as would not, individually or in the aggregate, constitute a Company Material Adverse Effect, and neither the Company nor any such Company Subsidiary has forfeited or otherwise relinquished any Company Intangible Property except where the failure to own, possess, or have such adequate rights, individually or in the aggregate, would not constitute a Company Material Adverse Effect. Except as set forth in Section 3.1(n) of the Company Disclosure Letter, to the Knowledge of the Company, the use of Company Intangible Property by the Company or the Company Subsidiaries does not in any respect, conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill in any Intangible Property of any other Person, except as would not individually or in the aggregate, constitute a Company

     Material Adverse Effect. Except as set forth in Section 3.1(n) of the Company Disclosure Letter, to the Knowledge of the Company, there have been no claims made, and neither the Company nor any of the Company Subsidiaries has received any notice of any claim nor does the Company otherwise have Knowledge that any of the Company Intangible Property is invalid or conflicts with the asserted rights of any other Person or has not been used or enforced or has failed to have been used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Company Intangible Property, except as would not, individually or in the aggregate, constitute a Company Material Adverse Effect. Except as set forth in Section 3.1(n) of the Company Disclosure Letter, (A) there exists no prior act or current conduct or use by the Company, any Company Subsidiary or, to the Knowledge of the Company, any third party that would void or invalidate any Company Intangible Property, and (B) the execution, delivery and performance of the Transaction Documents by the Company and the Company Subsidiaries, as applicable, and the consummation of the Transactions, will not breach, violate or conflict with any instrument or agreement concerning any Company Intangible Property, will not cause the forfeiture or termination or give rise to the right of the Surviving Entity to make, use, sell, license or dispose of, or to bring any action for the infringement of any Company Intangible Property except where such matters, individually or in the aggregate, would not constitute a Company Material Adverse Effect. The matters set forth in Section 3.1(n) of the Company Disclosure Letter, would not, individually or in the aggregate, constitute a Company Material Adverse Effect.

          (o) Environmental Matters. For purposes of this Agreement, (x) "Environmental Law" means any applicable Law of any Governmental Entity relating to the protection of human health, safety and the environment as it relates to exposure to Hazardous Material and the management, presence, use, generation, processing extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distributions, disposal or threat of release of Hazardous Material, (y) "Hazardous Material" means (A) any petroleum or petroleum products (including crude oil and natural or synthetic gas), radioactive materials, radon, mold, asbestos-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls ("PCBs"), (B) any chemicals, materials, substances or wastes which are defined as or included in the definition of "hazardous substances," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutant," "contaminant" or words of similar import, or regulated as such, under the Comprehensive
     Environmental Response Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Clean Air Act or any other environmental law, and (z) "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, leaching, dispersing, migrating, dumping or disposing into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Material through or into the air, soil, surface water, or groundwater. All representations and warranties regarding environmental matters are contained exclusively in this Section 3.1(o). Except as disclosed in Section 3.1(o) of the Company Disclosure Letter and except as would not constitute a Company Material Adverse Effect:

             (i) There is no pending administrative or compliance order, complaint, penalty that has not been paid and, to the Knowledge of the Company, no investigation or review is pending or threatened by any Governmental Entity with respect to any alleged failure by the Company or any Company Subsidiary (x) to have any Company Permit required under any Environmental Law or (y) with respect to any treatment, storage, recycling, transportation, disposal, Release or threatened Release by the Company or any Company Subsidiary, on any property currently or formerly owned, operated or leased by the Company or any Company Subsidiary, of any Hazardous Material.

             (ii) Neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any owner or lessee of any property currently or formerly owned, operated or leased by the Company or any Company Subsidiary, has used, generated, stored, treated or handled any

        Hazardous Material on such property, except in compliance with Environmental Laws. To the Knowledge of the Company, (A) there are no asbestos-containing materials present on, in or under any property owned, leased or operated by the Company or any Company Subsidiary, (B) there are no PCBs present on, in or under any property owned, leased or operated by the Company or any Company Subsidiary, and (C) there are no underground storage tanks, active or abandoned, used for the storage of Hazardous Materials currently present on, in or under any property owned, leased or operated by the Company or any Company Subsidiary, except in each case where in compliance with Environmental Laws.

             (iii) Neither the Company nor any of the Company Subsidiaries has received notice of a pending claim, investigation, litigation, proceeding, notice of violation, complaint, or request for information, to the effect that it is liable to a third party, including a Governmental Entity, as a result of a Release or threatened Release of a Hazardous Material into the environment at any property currently or formerly owned, leased or operated by the Company or a Company Subsidiary, and, to the Knowledge of the Company, there is no reasonable basis for such claim, investigation, litigation, proceeding, notice of violation, complaint, or request for information.

             (iv) Neither the Company nor any Company Subsidiary has transported or arranged for the transportation of any Hazardous Material to any location which is the subject of any action, suit or proceeding that has resulted in actual, or to the Knowledge of the Company, threatened in writing claims against the Company or any Company Subsidiary related to such Hazardous Material for clean-up costs, remedial work, damages to natural resources or personal injury claims, including, but not limited to, claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder ("CERCLA") and, to the Knowledge of the Company, there is no reasonable basis for such claim. All Hazardous Material which has been removed from any property currently or formerly owned, leased, or operated by the Company or any Company Subsidiary has been handled, transported and disposed of in compliance with Environmental Laws.

             (v) The Company has made notification of any and all Releases and threatened Releases of a Hazardous Material where required by applicable Environmental Law, and neither the Company nor any Company Subsidiary has received any written notice that its property now or previously owned, leased or operated by the Company or any Company Subsidiary, is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or on any similar state list of sites where such listing requires investigation or clean-up.

             (vi) There are no Liens threatened or attached to any Company Property (as defined in Section 3.1(p)(i)(A)) arising under or pursuant to any applicable Environmental Law, and no action of any Governmental Entity has been taken or, to the Knowledge of the Company, is in process which could subject any of such properties to such Liens. Neither the Company nor any Company Subsidiary currently has a duty under any applicable Environmental Law to place any restriction on use relating to the presence of Hazardous Material at any such Company Property.

             (vii) Neither the Company nor any Company Subsidiary has entered into any agreement which is still in effect to provide indemnification to any third party purchaser pursuant to Environmental Laws in relation to any property or facility previously owned, leased or operated by the Company or a Company Subsidiary.

             (viii) The Company and all Company Subsidiaries are in compliance with all Environmental Laws at, in, on or under any of their owned or leased properties.

             (ix) To the Knowledge of the Company, there has been no Release or threatened Release of Hazardous Material in violation of any Environmental Law on any property currently or formerly owned, leased or operated by the Company or any Company Subsidiary or on adjacent parcels of real estate.

          (p) Properties.

             (i)  (A) Except  as listed in  Section 3.1(p)(i)(A)  of the Company
        Disclosure Letter, the Company or a Company Subsidiary owns fee simple title to, or has a valid leasehold interest in, each of the real properties reflected on the most recent balance sheet of the Company included in the Company SEC Documents and as identified in Section 3.1(p)(i)(A) of the Company Disclosure Letter (each, a "Company Property" and collectively, the "Company Properties"), which are all of the real estate properties owned by them, free and clear of Liens except for (1) debt and other matters identified in Section 3.1(p)(i)(A)(1) of the Company Disclosure Letter; (2) inchoate Liens imposed for construction work in progress or otherwise incurred in the ordinary course of business; (3) mechanics', workmen's and repairmen's Liens (other than inchoate Liens for work in progress) identified in Section 3.1(p)(i)(A)(3) of the Company Disclosure Letter; (4) leases, reciprocal easement agreements and all matters disclosed on existing title policies or as would be disclosed on current title reports or surveys (excluding outstanding indebtedness listed in Section 3.1(p)(i)(A)(1) of the Company Disclosure Letter) and (5) real estate Taxes and special assessments; (B) except as listed in Section 3.1(p)(i)(B) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect, none of the Company Properties is subject to any rights of way, written agreements or reservations of an interest in title (collectively, "Company Property Restrictions"), except for (1) Company Property Restrictions imposed or promulgated by Law with respect to real property, including zoning regulations, (2) leases on the Rent Roll, reciprocal easement agreements and all matters disclosed on existing title policies or as would be disclosed on current title reports or surveys (excluding outstanding indebtedness listed in Section 3.1(p)(i)(A)(1) of the Company Disclosure Letter) and (3) real estate Taxes and special assessments; (C) except as listed in Section 3.1(p)(i)(C) of the Company Disclosure Letter, valid policies of title insurance have been issued insuring the Company's or a Company Subsidiary's or a predecessor in interest's fee simple title or leasehold estate to the Company Properties except as noted therein, and such policies are, at the date of this Agreement, in full force and effect and no claim has been made against any such policy; (D) except as listed in Section 3.1(p)(i)(D) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect, there is no certificate, permit or license from any Governmental Entity having jurisdiction over any of the Company Properties or any agreement, easement or any other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Company Properties (collectively, the "Property Agreements") that has not been obtained and is not in full force and effect; (E) except as listed in Section 3.1(p)(i)(E) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice of, or has any Knowledge of, any violation of any federal, state or municipal Law, ordinance, order, regulation or requirement affecting any portion of any of the Company Properties issued by any Governmental Entity that has not otherwise been resolved;
        (F) except as listed in Section 3.1(p)(i)(F) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice to the effect, or has any Knowledge, that there are any, and there are no, (1) condemnation or rezoning or proceedings that are pending or, to the Knowledge of the Company, threatened with respect to any portion of any of the Company Properties or (2) zoning, building or similar Laws or orders that are presently being violated or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Company Properties or by the continued maintenance, operation or use of the parking areas; (G) except as listed in Section 3.1(p)(i)(G) of the Company Disclosure Letter or as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice that it is currently in default or violation of any Company Property Restrictions; and (H) except as listed in Section 3.1(p)(i)(H) of the Company Disclosure Letter or as would not constitute a Company

        Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice, and has no Knowledge, that it is currently in default of any Property Agreements.

             (ii) Except for discrepancies that would not, individually or in the aggregate, constitute a Company Material Adverse Effect, all properties currently under development or construction (other than in connection with tenant improvements) by the Company or any of the Company Subsidiaries and all properties currently proposed for acquisition, development or commencement of construction prior to the Effective Time by the Company or any of the Company Subsidiaries are listed as such in Section 3.1(p)(ii) of the Company Disclosure Letter. Except for discrepancies that would not, individually or in the aggregate, constitute a Company Material Adverse Effect, all executory agreements entered into by the Company or any of the Company Subsidiaries which would require payments by the Company or any Company Subsidiary in excess of $150,000, individually, relating to the development or construction of real estate properties (other than agreements for tenant improvements, leases, accounting, legal or other professional services or agreements for material or labor) are listed in
        Section 3.1(v)(i) of the Company Disclosure Letter.

             (iii) The rent roll for each of the Company Properties (the "Rent Roll") as of a date not more than 30 days prior to the date of this Agreement has been provided or made available to the Purchaser Parties. Except as disclosed in Section 3.1(p)(iii) of the Company Disclosure
        Letter and for discrepancies that, either individually or in the aggregate, would not constitute a Company Material Adverse Effect, the information set forth in the Rent Roll is true, correct and complete as of the date thereof. Except as disclosed in Section 3.1(p)(iii) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary, on the one hand, nor any other party, on the other hand, is in monetary default under any lease which, individually or in the aggregate, would reasonably be expected to result in a Company Material Adverse Effect.

             (iv) Section 3.1(p)(iv) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of all material leases which have been executed, but are either not yet included on the Rent Roll or relate to property not yet open for business.

             (v) Except as disclosed in Section 3.1(p)(v) of the Company Disclosure Letter, no tenants have been granted options to purchase, rights of first refusal or rights to terminate their leases under their applicable leases which would require consent or be triggered by the REIT Merger or the OP Merger. Section 3.1(p)(v) of the Company Disclosure Letter sets forth a complete list of Company leases in excess of 20,000 square feet per lease that grant tenants the right to terminate their leases prior to expiration without lessor default under their applicable leases.

             (vi) Section 3.1(p)(vi) of the Company Disclosure Letter contains a list of any unfunded tenant improvements due from the Company or any Company Subsidiary in excess of $200,000 with respect to any one tenant.

             (vii) Except as set forth in Section 3.1(p)(vii) of the Company Disclosure Letter, there are no written agreements which restrict the Company or any Company Subsidiary from transferring any of the Company Properties.

             (viii)  Except  as  set  forth in  Section  3.1(p)(i)(A)(1)  of the
        Company Disclosure Letter, the Company and each of the Company Subsidiaries have good and sufficient title to, or are permitted to use under valid and existing leases, all their personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the consolidated balance sheet of the Company as of December 31, 2003, except as since sold or otherwise disposed of in the ordinary course of business) or used by them in the ordinary course of business, free and clear of all Liens and encumbrances, except such as are reflected on the consolidated balance sheet of the Company as of December 31, 2003, and the notes thereto, and except for Liens for current taxes not yet due and payable, and Liens or encumbrances which are normal to the business of the Company and the Company Subsidiaries and are not, in the aggregate, material in relation to the assets of the Company on a consolidated basis and except also for such imperfections of title or leasehold interest, easement and encumbrances, if any, as do not materially interfere with the present use of the properties subject thereto or affected thereby, or as would not otherwise constitute a Company Material Adverse Effect.

          (q) Insurance. Section 3.1(q) of the Company Disclosure Letter sets forth an insurance schedule of the Company. The Company and each of the Company Subsidiaries maintains insurance with financially responsible insurers in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to those of the Company and each of the Company Subsidiaries (taking into account the cost and availability of such insurance). Except as set forth in Section 3.1(q) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries has received any written notice of cancellation or termination with respect to any material insurance policy of the Company or any of the Company Subsidiaries.

          (r) Opinion of Financial Advisor. The Company Board has received the written opinion (the "Fairness Opinion") of Wachovia Capital Markets, LLC (the "Company Financial Advisor") to the effect that, based on, and subject to the various assumptions and qualifications set forth in such opinion, as of the date of such opinion, the REIT Merger Consideration to be received by holders of Common Shares pursuant to this Agreement is fair from a financial point of view to such holders.

          (s)  Beneficial Ownership of  Company Shares.  Except  as set forth in
     Section 3.1(s) of the Company Disclosure Letter and with the exception of the Series A Shares, one hundred percent (100%) of which are owned by the Operating Partnership, neither the Company nor the Company Subsidiaries "beneficially own" (as defined in Rule 13d-3 promulgated under the Exchange
     Act) any of the outstanding Company Shares.

          (t) Brokers. Except for the fees and expenses payable to the Company Financial Advisor (which fees and the engagement letter have been disclosed to each of the Purchaser Parties) and except as set forth in Section 3.1(t) of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of the Company.

          (u) Investment Company Act of 1940. Neither the Company nor any of the Company Subsidiaries is, or at the Closing Date will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

          (v) Material Contracts.

             (i) Section 3.1(v)(i) of the Company Disclosure Letter lists all Material Contracts (as defined below) of the Company and each Company Subsidiary. Except as set forth in Section 3.1(v)(i) of the Company
        Disclosure Letter, each Material Contract is valid, binding and enforceable and in full force and effect, except where such failure to be so valid, binding and enforceable and in full force and effect would not, individually or in the aggregate, constitute a Company Material Adverse Effect, and there are no defaults or violations thereunder, nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or a default thereunder, except those defaults or violations that would not, individually or in the aggregate, constitute a Company Material Adverse Effect. For purposes of this Agreement, "Material Contracts" shall mean
        (i) any loan agreement, indenture, note, bond, debenture, mortgage or any other document, agreement or instrument evidencing a capitalized lease obligation or other indebtedness to any Person, other than indebtedness in a principal amount of less than $200,000, (ii) each material commitment, contractual obligation, capital expenditure or transaction entered into by the Company or any Company Subsidiary which may result in total payments by or liability of the Company or any Company Subsidiary in excess of $200,000, other than pursuant to leases reflected in Section 3.1(p)(v) of the Company Disclosure Letter or leases reflected on the Rent Roll, (iii) any other agreements filed or required to be filed as exhibits to the Company SEC Documents pursuant to Item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of

        Federal Regulations, (iv) any agreement relating to the management of any Company Properties by any Person other than the Company or any Company Subsidiary, (v) any agreement pursuant to which the Company or any Company Subsidiary manages or provides services with respect to any real properties other than Company Properties, (vi) any agreement relating to the development or construction of, or additions or expansions to, any Company Property (or any properties with respect to which the Company has executed as of the date hereof a purchase agreement or other similar agreement) which is currently in effect and under which the Company or any of the Company Subsidiaries currently has, or expects to incur, an obligation in excess of $200,000 (true, correct and complete copies of such agreements have previously been delivered or made available to the Purchaser Parties), (vii) any agreement, currently in effect, providing for the sale of, or option to sell, any Company Property, and (viii) any agreement, currently in effect, providing for the purchase of, or option to purchase, by the Company or any Company Subsidiary, any real estate, provided, however, any contract, agreement or other arrangement under clause (ii) or (iii) above that, by its terms, is terminable within 31 days (without penalty) of the date of this Agreement and that does not require any payments in excess of $50,000 thereunder in connection with such termination shall not be deemed a Material Contract.

             (ii) All mortgages on any of the assets of the Company or the Operating Partnership are listed in Section 3.1(v)(ii) of the Company Disclosure Letter.

             (iii) Except as set forth in Section 3.1(v)(iii) of the Company Disclosure Letter, there is no confidentiality agreement, non-competition agreement or other contract or agreement that contains covenants that restrict the Company's ability to conduct its business in any location.

             (iv) Except as set forth in Section 3.1(v)(iv) of the Company Disclosure Letter, there are no indemnification agreements entered into by and between the Company and any director or officer of the Company or any of the Company Subsidiaries.

          (w) Inapplicability of Takeover Statutes and Certain Charter and Bylaw Provisions. Assuming none of the Purchaser Parties is an "interested stockholder" or an "affiliate" of an "interested stockholder" (as each such term is defined in Subtitle 6 of Title 3 of the Maryland General Corporation Law (the "MGCL")) nor has been an "interested stockholder" or an "affiliate" of an "interested stockholder" within five (5) years of the date of this Agreement, the Company has taken appropriate and necessary actions to exempt the REIT Merger and the other Transactions from the restrictions of Subtitles 6 and 7 of Title 3 of the MGCL (the "Takeover Statute"). The Company does not have a shareholder rights plan in effect.

          (x) Related Party Transactions. Except as disclosed in the Company SEC Documents or as disclosed in Section 3.1(x) of the Company Disclosure Letter, there are no material arrangements, agreements or contracts entered into by the Company or any of the Company Subsidiaries, on the one hand, and any Person who is a current or former officer, trustee, director or affiliate of the Company or any Company Subsidiary, any relative of the foregoing or an entity of which any of the foregoing is an affiliate, on the other hand and which are in effect as of the date of this Agreement. Copies of all such documents have been made available to each of the Purchaser Parties.

          (y) Disclosure Documents.

             (i) Each document required to be filed by the Company with the SEC in connection with the REIT Merger, the OP Merger and the other transactions contemplated by the Transaction Documents (the "Company Disclosure Documents"), including, without limitation, the Company Proxy Statement and any amendments or supplements thereto, will comply in all material respects with the provisions of applicable federal securities laws.

             (ii) (A) At the time the Company Proxy Statement, including any amendment or supplement thereto filed with the SEC, is first mailed, published or given to the holders of Common Shares, and (B) at the time of the Company Shareholders Meeting, the Company Proxy Statement as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. At the time of the filing of any Company Disclosure Document filed after the date of this Agreement, such Company Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in Section 3.1(y)(i) and this Section 3.1(y)(ii) will not apply to information furnished in writing to the Company by any Purchaser Party specifically for inclusion in a Company Disclosure Document.

             (iii) The Company shall promptly correct the Company Proxy Statement if and to the extent that it shall have become false or misleading in any material respect and the Company shall take all steps necessary to cause such document as so corrected to be filed with the SEC and disseminated to holders of Company Shares to the extent required by applicable federal securities laws.

          (z) Vote Required.

             (i) The affirmative vote of the holders of Common Shares casting at least a majority of the votes entitled to be cast (the "Company Shareholder Approval") is the only vote of the holders of any class or series of the Company Stock required to approve this Agreement, the REIT Merger and the other Transactions.

             (ii) The affirmative vote of the holders of a majority of the GP Units and the LP Units, voting as a single class with the Company voting the GP Units in the same proportion as the holders of the Common Shares voted the Common Shares in the Company Shareholder Approval (the "Partnership Unitholder Approval") are the only votes of any unitholders of the Operating Partnership (including, without limitation, any holders of the Series A Preferred Units and the Series B Preferred Units) required to approve this Agreement, the REIT Merger, the OP Merger and the other Transactions.

          (aa) Accounting Controls. The Company and the Company Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for the assets of the Company and the Company Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (bb) Compliance with Sarbanes-Oxley Act. At the time each Company SEC Document filed after July 30, 2002 containing financial statements was filed with the SEC, such Company SEC Document complied in all material respects with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as and to the extent applicable thereto, and the rules and regulations of the SEC promulgated thereunder and applicable to such Company SEC Document. Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Documents pursuant to the Exchange Act, when applicable. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meaning given to such terms in the Sarbanes-Oxley Act.

          (cc) Foreign Corrupt Practices Act. None of the Company, any Company Subsidiary or, to the Knowledge of the Company or any Company Subsidiary, any current or former officer, director, trustee, employee or agent of the Company or any Company Subsidiary acting on behalf of the Company has violated the United States Foreign Corrupt Practices Act of 1977, as amended, applied to such entity or person.

     SECTION 3.2. Representations and Warranties of the Purchaser Parties. Each of the Purchaser Parties represents and warrants to the Company as follows:

          (a) Organization, Standing and Entity Power of each of the Purchaser Parties. Parent is a limited liability company duly formed and validly existing under the Laws of the State of Delaware, is in good standing in such jurisdiction and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Merger Sub is a limited liability company duly formed and validly existing under the Laws of the State of Maryland, is in good standing in such jurisdiction and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. OP Merger Sub is a limited liability company duly formed and validly existing under the Laws of the State of Delaware, is in good standing in such jurisdiction and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Purchaser Parties has made or will make available to the Company complete and correct copies of its respective organizational documents, each of which is in full force and effect as of the date hereof.

          (b) Authority; No Violations; Consents and Approvals.

             (i) Each of the Purchaser Parties has all requisite power and authority to enter into the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of each Purchaser Party. Except as have been obtained, no consent or approval of any Purchaser Party's shareholders or members is required in order for such Purchaser Party to execute and deliver the Transaction Documents to which such Purchaser Party is a party or to consummate the transactions contemplated hereby and thereby.

             (ii) The Transaction Documents to which any of the Purchaser Parties are a party have been duly executed and delivered by such Purchaser Party, as the case may be, and constitute valid and binding obligations of such Purchaser Party, as the case may be, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and by the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

             (iii) The execution and delivery of the Transaction Documents to which it is a party by each of the Purchaser Parties, as the case may be, does not, and the consummation of the transactions contemplated hereby or thereby, and compliance with the provisions hereof or thereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of such Purchaser Party under, require the consent or approval of any third party or otherwise result in a material detriment to such Purchaser Party under, require the consent or approval of any third party or otherwise result in a material detriment to such Purchaser Party under, any provision of (A) the respective charter, by-laws or other organizational documents of such Purchaser Party, (B) any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument applicable to such Purchaser Party, its respective properties or assets or any guarantee by such Purchaser Party, (C) any joint venture or other ownership arrangement or
        (D) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 3.2(b)(iv) are duly and timely obtained or made, any judgment, order, decree, statute, Law, ordinance, rule or regulation applicable to such Purchaser Party or any of its respective properties or assets, other than, in the case of clauses (B), (C) and (D), any such conflicts, violations, defaults, rights, Liens, detriments or failure to obtain any such consent that, individually or in the aggregate, would not reasonably be expected to materially impair or delay the ability of such Purchaser Party to perform its obligations hereunder or under any of the other Transaction Documents or prevent the consummation of any of the transactions contemplated hereby or thereby.

             (iv) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any
        Governmental Entity is required by or with respect to any Purchaser Party in connection with the execution and delivery by such Purchaser Party of the Transaction Documents to which such Purchaser Party is a party or the consummation by such Purchaser Party of the transactions contemplated hereby or thereby, except for: (A) the filing of the Articles of Merger with the Maryland Department and the OP Merger Certificate with the Secretary of State of Delaware; (B) the filing with the SEC of such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby; (C) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws, Takeover Statute or Environmental Laws;
        (D) filings under the HSR Act, if applicable; and (E) any such consent, approval, order, authorization, registration, declaration, filing or permit that the failure to obtain or make would not reasonably be expected to materially impair or delay the ability of such Purchaser Party to perform its obligations hereunder or under any of the other Transaction Documents or prevent the consummation of any of the transactions contemplated hereby or thereby.

          (c) Adequate Funds; Parent Acquisition Financing. Parent, Merger Sub and OP Merger Sub, collectively, will have available on the Closing Date immediately prior to the OP Effective Time all funds necessary to pay (i) the aggregate OP Merger Consideration, REIT Merger Consideration and Option Merger Consideration that Parent, Merger Sub and OP Merger Sub become obligated to pay pursuant to Sections 2.2(b) and 2.7 of this Agreement and
     (ii) all transaction expenses reasonably expected to be incurred in connection with the transactions contemplated by this Agreement. Parent has obtained a debt financing commitment (the "Commitment Letter") from a financial institution (the "Acquisition Lender") that, when funded and together with funds provided by Parent from its available cash and proceeds from borrowings of committed and undrawn funds under Parent's current credit facilities ("Parent's Funds"), will be sufficient to enable Parent to fund the foregoing obligations of Parent, Merger Sub and OP Merger Sub under this Agreement; provided, however, that Parent shall have no obligation to cause the Commitment Letter to fund if the required funds for the consummation of the Transactions are available from Parent's Funds or from alternative third party financing sources. A true and correct copy of Commitment Letter has been provided to the Company. The Commitment Letter is not subject to any conditions other than as set forth therein, has been duly executed by all parties thereto, and is in full force and effect on the date hereof. Parent is not aware of and does not anticipate any basis upon which the conditions set forth in the Commitment Letter will not be fully satisfied on the Closing Date. Notwithstanding the foregoing, the Parent shall not be required to draw upon the funds of the Commitment Letter if Parent has obtained financing from alternative third party financing sources.

          (d) Documents Relating to REIT Merger and OP Merger. At the time of the filing of any Company Disclosure Document, none of the information that may be supplied in writing by any Purchaser Party or any of their respective Affiliates specifically for use in such document will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) No Other Business. Each of Merger Sub and OP Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby. All of the outstanding Equity Interests in Merger Sub have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien. All of the outstanding Equity Interests in OP Merger Sub have been validly issued, are fully paid and non-assessable and are owned by Parent free and clear of any Lien.

          (f) Brokers. No broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by the Transaction Documents based upon arrangements made by or on behalf of any Purchaser Party, for which fee or commission the Company or any Company Subsidiary may be liable.

          (g) Litigation. There is no litigation, arbitration, claim, investigation, suit, action or proceeding pending in which service of process or written notice, as applicable, has been received by an officer of a Purchaser Party or, to the Knowledge of any Purchaser Party, threatened in writing to an officer of a Purchaser Party and against or affecting such Purchaser Party, nor is there any judgment, award, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against any Purchaser Party which would reasonably be expected to, individually or in the aggregate, (A) cause any of the transactions contemplated by the Transaction Documents to be rescinded following their consummation, including, without limitation, the REIT Merger or the OP Merger or (B) materially impair or delay the ability of such Purchaser Party to perform its obligations hereunder or under any of the other
     Transaction Documents or prevent the consummation of any of the transactions contemplated hereby or thereby.

          (h) REIT Status. The ownership of any one or more shares of beneficial interest, options or warrants of the Company or the Surviving Entity, or units or other equity interests, options or warrants of the Operating Partnership, by any Purchaser Party will not at any time, in and of itself, adversely affect the Company's or the Surviving Entity's status as a REIT under the Code or cause the Company or the Surviving Entity to be treated as a "pension held REIT" under Section 856(h) of the Code; provided, however, that, following the Effective Time, and subject to the provisions of Section 5.18(b), the Purchaser Parties may in their sole discretion, elect to effectuate a share exchange, consolidation, merger or other transaction that would adversely affect the Company's or the Surviving Entity's status as a REIT so long as in connection with any such actions (x) the holders of the Series B Shares are not materially or adversely affected, (y) the Series B Shares shall be converted into or exchanged for securities having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and term or conditions of redemption thereof identical to that of the Series B Shares (except for any changes that do not materially or adversely affect the holders of the holders of Series B Shares), or (z) the Series B Shares shall have been redeemed in connection with any such action.

                                   ARTICLE IV

         COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGERS

     SECTION 4.1.  Conduct of Business.

          (a) During the period from the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, each of the Company and the Operating Partnership shall, and shall cause each of the Company Subsidiaries to, (i) carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith; (ii) use its commercially reasonable efforts to preserve intact its current business organization, goodwill, ongoing businesses; (iii) preserve the Company's status as a REIT within the meaning of the Code; (iv) comply in all respects with all applicable Laws; provided, that a failure to so comply shall not be deemed to constitute a breach of this clause (iv) so long as such failure to so comply, individually or in the aggregate, would not constitute a Company Material Adverse Effect; and (v) maintain insurance in such amounts and covering such risks as are substantially in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and the Company Subsidiaries. The Company shall confer on a regular and frequent basis with Parent, report on operational matters and promptly advise Parent orally and in writing of any Company Material Adverse Effect or any matter which could reasonably be expected to have a Company Material Adverse Effect (including, without limitation, (1) any new pending or, to the knowledge of the Company, threatened litigation having potential liability to the Company or any of the Company Subsidiaries in excess of $200,000 not covered by insurance subject to applicable deductibles or (2) any material complaint, investigation or hearing by a Governmental Entity involving the Company or any of the Company Subsidiaries). The Company shall promptly make available (including via EDGAR filings) to Parent (and its counsel) all filings made by the Company with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

          (b) Without limiting the generality of the foregoing and as an extension thereof, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Closing, except as set forth in Section 5.3(b) and as otherwise contemplated by this Agreement or to the extent consented to by Parent, the Company and Operating Partnership shall not and shall not authorize or commit or agree to, and shall cause the Company Subsidiaries not to (and not to authorize or commit or agree to); provided, however, that any consent of Parent the Company is required to obtain pursuant to the terms hereof will not be unreasonably withheld by Parent and will be deemed given by Parent if not denied in writing within five (5) Business Days after the receipt by Parent of a written request for such consent:

             (i) (A) declare, set aside or pay any distributions on, or make any other distributions in respect of, any Company Shares or the partnership interests, stock or other equity interests in any Company Subsidiary that is not directly or indirectly wholly-owned by the Company, except for the declaration and payment of distributions on the Series B Shares and Series B Preferred Units, to the extent and only to the extent of the declaration and payment of distributions of $0.5625 per Series B Share and Series B Preferred Unit for each calendar quarter ending after December 31, 2004 and for each previous calendar quarter for which such distributions have accrued but not been paid, and provided, that the Company may make distribution payments it is required to make by the Code in order to maintain REIT status and those that are sufficient to eliminate any federal tax liability; (B) reclassify, recapitalize, split, reverse split or combine, exchange or readjust any shares of beneficial interest, stock, partnership interests or other Equity Interests or issue (except for the issuance of Common Shares in exchange for LP Units or upon any exercises of Company Options or the Warrants, the conversion of Series A Shares to Common Shares pursuant to Section 2.1(f) and the conversion of Series A Preferred Units to LP Units pursuant to Section 2.6(e)) or authorize the issuance of any other securities in respect of, in lieu of or in substitution for such shares of beneficial interest, stock, partnership interests or other Equity Interests; or (C) purchase, redeem (except for the exchange of any LP Units for Common Shares in accordance with their terms) or otherwise acquire any Company Shares or the partnership interests, stock or other Equity Interests in any Company Subsidiary or any options, warrants or rights to acquire, or security convertible into, Company Shares or the partnership interests, stock or other Equity Interests in any Company Subsidiary, except with respect to any of the foregoing in connection with the use of Company Shares to pay the exercise price or Tax withholding obligation upon the exercise of a Company Option as presently permitted under the Company's Share Incentive Plan;

             (ii) issue, deliver, sell, pledge, dispose of, grant, transfer, encumber or authorize the issuance, delivery, sale, pledge, disposition, grant, transfer or encumbrance of shares of beneficial interest, capital stock or other Equity Interests in the Company or a Company Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares of beneficial interests, shares of capital stock or other Equity Interest, except (A) to the Company or a Company Subsidiary; (B) as required under the Partnership Agreement as presently in effect; (C) in connection with the exercise of outstanding Company Options under the Company's Share Incentive Plan or the exchange of LP Units for Common Shares, pursuant to the terms of such units or (D) granting a waiver of the limitations on ownership of Company Shares as set forth in the Company Charter only with respect to Company Shares identified in Section 4.1(b)(ii) of the Company Disclosure Letter;

             (iii) amend the Company Charter or the Company By-laws or the Partnership Agreement or equivalent organizational documents of any Company Subsidiary;

             (iv) restructure, recapitalize or reorganize, merge, consolidate or enter into any other business combination transaction with any Person;

             (v) (A) enter into any new commitments obligating the Company or any Company Subsidiary to make capital expenditures or acquire assets in excess of $250,000 in the aggregate for each successive period of 45 days following the date hereof, not including tenant allowances under existing leases and the commitments set forth in Section 4.1(b)(v) of the Company Disclosure Letter; provided however, that the Company shall be permitted to enter into commitments to make repairs and/or prevent damage to any Company Properties as is necessary in the event of an emergency situation as long as the Company provides the Purchaser Parties with a copy of such commitment promptly after such commitment is entered into; (B) acquire, enter into any option to acquire, or exercise an option or other right or election or enter into any commitment or contractual obligation (each, a "Commitment") for the acquisition of any real property (other than any Commitment referred to in Section 4.1(b)(v) of the Company Disclosure Letter); (C) incur additional indebtedness (secured or unsecured) in excess of $500,000, except (I) Commitments for indebtedness described in Section 4.1(b)(v) of the Company Disclosure Letter or (II) refinancings or extensions of existing indebtedness upon maturity in an amount not to exceed the amount refinanced or extended (except for the CT Refinancing which shall be governed by Section 5.21), or amend any existing indebtedness in a manner not favorable to the Company, the Operating Partnership or any Company Subsidiary; provided that the Company provides the Parent with prompt notice of any refinancings, amendments or extensions of existing indebtedness permitted hereunder; or (D) enter into, renew, extend, amend or modify in any material way or terminate any lease in excess of 50,000 square feet; provided, however, that the Company shall provide Parent with prompt written notice in the event the Company or any Company Subsidiary enters into, amends or modifies in any material way or terminates any lease in excess of 25,000 square feet but not greater than 50,000 square feet;

             (vi) sell, mortgage, subject to Lien or otherwise dispose of or agree to do any of the foregoing with respect to any of the Company Properties, except in connection with refinancings permitted under
        Section 4.1(b)(v) above or as disclosed in Section 4.1(b)(vi) of the Company Disclosure Letter;

             (vii) sell, lease, mortgage, subject to Lien or otherwise dispose of or agree to do any of the foregoing with respect to any of its personal or intangible property in excess of $250,000, except in connection with refinancings permitted under Section 4.1(b)(v) above;

             (viii) except as set forth in Section 4.1(b)(viii) of the Company Disclosure Letter, guarantee the indebtedness of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing or make any investments in any other Person, in each case in excess of $100,000, and other than a Company Subsidiary;

             (ix) make or rescind any material election relating to Taxes, unless the Company reasonably determines, after prior consultation with Parent, that such action is (A) required by Law; (B) necessary or appropriate to preserve the Company's status as a REIT or the partnership status of the Operating Partnership or any other Company Subsidiary which files Tax Returns as a partnership for federal tax purposes; or (C) commercially reasonable in the context of the Company's business and relates to a change in Law in 2004 or thereafter;

             (x) (A) change any of its methods, principles or practices of accounting in effect other than as required by GAAP or the SEC, provided that Parent receives notice of any required changes that are material; or (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes;

             (xi) other than as set forth in Section 5.7 and except as set forth in Section 4.1(b)(xi) of the Company Disclosure Letter, adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, share option or similar plan, grant new share appreciation rights or amend any existing plan or rights, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any increase in the compensation of officers or employees, except such changes as are required by Law; provided, however, that the Company may take any actions and enter into any agreement (other than severance agreements) in connection with (A) filling the positions set forth in Section 4.1(b)(xi)(A) of the Company Disclosure Letter and (B) replacing employees whose employment with the Company or any Company Subsidiary has been terminated (voluntarily by such employee or otherwise) after the date of this Agreement; provided, further, that in no event shall the Company fill positions or replace employees pursuant to clauses (A) or (B) hereof where the annual base salary for such new employee exceeds $50,000; provided, however, that in no event shall the salaries of all such employees exceed $250,000 in the aggregate;

             (xii) settle or compromise any material litigation, including, without limitation, any material stockholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement or waive, release or assign any material rights or claims;

             (xiii) except as set forth in Section 4.1(b)(xiii) of the Company Disclosure Letter and excluding the matters covered by Section 4.1(b)(xi) above, enter into or amend or otherwise modify any agreement or arrangement with persons that are Affiliates of the Company (other than agreements with Company Subsidiaries or, to the extent such actions may be taken by the applicable joint venture partner or partners without the consent of the Company or the applicable Company Subsidiary or are required to be taken by the Company or the applicable Company
        Subsidiary, joint ventures in which the Company or any Company Subsidiary is a partner or member) or, as of the date of this Agreement, are employees, officers, trustees, partners or directors of the Company or any Company Subsidiary without the prior written consent of Parent and the approval of a majority of the "independent" members of the Company Board;

             (xiv) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any of the Company Subsidiaries;

             (xv) fail to use its commercially reasonable efforts to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses;

             (xvi) materially amend or terminate, or waive compliance with the terms of or breaches under, or fail to use commercially reasonable efforts to comply with or remain in compliance with any Material Contract or enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in Section 3.1(v)(i) of the Company Disclosure Letter provided, however, that the Company may enter into leasing commission agreements with tenants' or prospective tenants' brokers in the ordinary course of business at market rates;

             (xvii) fail to use its commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any agreement relating to any outstanding indebtedness of the Company or any Company Subsidiary;

             (xviii) take any action that would, or that would reasonably be expected to, result in (A) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (B) any of the conditions specified in Article VI not being satisfied;

             (xix) (A) pre-pay any long-term debt, or pay, discharge or satisfy any obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

             (xx) write up, write down or write off the book value of any assets to the extent such write up, write down or write off is material, individually or in the aggregate, for the Company and the Company Subsidiaries taken as a whole, except as required by and in accordance with GAAP consistently applied;

             (xxi) enter into any agreement or arrangement that limits or otherwise restricts the Company or any of the Company Subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Purchaser Parties or any successor thereto, from engaging or competing in any line of business or in any geographic area; and

             (xxii)  agree  in   writing  or  otherwise   to  take  any   action
        inconsistent with any of the foregoing.

                                   ARTICLE V

                              ADDITIONAL COVENANTS

     SECTION 5.1. Access to Information; Confidentiality. The Company shall, and shall cause each of the Company Subsidiaries and each of their respective directors, officers, employees, accountants, consultants, counsel, advisors and agents and other representatives to, afford to Parent and its officers, employees, accountants, counsel, financial advisors, agents, other representatives, investors and lenders (including, without limitation, the Acquisition Lender) and their representatives, reasonable access during normal business hours and upon reasonable advance notice during the period prior to the Effective Time to all its properties (provided, that, that Parent shall promptly repair any damage resulting from such access to properties), books, contracts, commitments and records, and to each of the individuals listed in Section 5.1 of the Company Disclosure Letter and such other personnel as requested by Parent and to which the Company consents and to which the Company is notified as to time and place to permit the Company the opportunity to be present during any communications with such personnel, and, during such period, the Company shall, and shall cause each of the Company Subsidiaries to, furnish reasonably promptly to Parent (a) a copy (including via EDGAR filings) of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request. In addition the Company shall reasonably cooperate to provide and obtain such information and documentation as may be reasonably requested by the Acquisition Lender or other financing source or lender, including, without limitation, providing access to the Company Properties for environmental and appraisal purposes and providing to the Acquisition Lender copies of financial reports and other financial information, tenant estoppel certificates, updated rent-rolls and copies of leases and other material contracts. Notwithstanding the foregoing and anything else in this Agreement to the contrary, in no manner whatsoever shall the successful or unsuccessful results of such cooperation by the Company in connection with any of the foregoing, including obtaining any tenant estoppel certificates (or the receipt thereof in specific forms or any matters raised or disclosed in connection with any of the foregoing), be in any manner whatsoever (i) a condition to the Purchaser Parties' obligations to close the transactions contemplated by this Agreement, (ii) result in a breach or default by the Company, the Operating Partnership or any Company Subsidiary under this Agreement or (iii) constitute a Company Material Adverse Effect. Each Purchaser Party will hold, and will cause its respective officers, employees, accountants, counsel, financial advisors, and other representatives and Affiliates, investors and lenders and their representatives to hold, any nonpublic information in confidence to the extent required by, and in accordance with, and will comply with all the provisions of the confidentiality and standstill agreement between the Company and The Lightstone Group, LLC dated January 6, 2005 (the "Confidentiality Agreement").

     SECTION 5.2.  Reasonable Efforts; Notification.

          (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Purchaser Parties, the Company and the Operating Partnership agrees to use its commercially reasonable efforts to take, or cause to be taken, such actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, such things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the REIT Merger, the OP Merger and the other transactions contemplated by the Transaction Documents, including (i) the obtaining of the necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of the necessary registrations and filings and the taking of the reasonable steps as may be necessary to obtain all necessary approvals, waivers or exemptions from any Governmental Entity; (ii) the obtaining of the necessary consents, approvals, waivers or exemptions from non-governmental third parties; and (iii) the execution and delivery of any additional documents or instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Transaction Documents. In addition, each of the Purchaser Parties and the Company agree to use its commercially reasonable efforts to defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement, the Transaction Documents or the transactions contemplated by either thereof, including seeking to have any stay, temporary restraining order, injunction, or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by the Transaction Documents entered by any court or other Governmental Entity vacated or reversed; provided, that each of the Purchaser Parties, the Company and the Operating Partnership shall pay its own legal expenses with respect thereto. If, at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers, trustees, directors or partners, of the Purchaser Parties, the Company and the Operating Partnership, as applicable, shall take such necessary action. From the date of this Agreement through the Effective Time, the Company shall timely file, or cause to be filed, with the SEC all Company SEC Documents required to be so filed by applicable Law.

          (b) If required by the HSR Act, the Purchaser Parties, the Company and the Operating Partnership shall promptly compile and file (or will cause their "ultimate parent entities" (as determined for purposes of the HSR
     Act) to file) a pre-merger notification and report pursuant to the HSR Act containing such information respecting such party as the HSR Act requires. Each of the Purchaser Parties, the Company and the Operating Partnership shall be responsible for its own expenses incurred in connection with the preparation of any of the reports and other information required by the HSR Act. Any filing fees under the HSR Act shall be split equally between the Company and Parent.

          (c) The Company or the Operating Partnership shall give prompt notice to the Purchaser Parties and the Purchaser Parties shall give prompt notice to the Company, if (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or
     (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement; provided further, however, that such notification required pursuant to clause (i) above shall be required only as soon as practicable after the Company or the Purchaser Parties, as the case may be, becomes aware of such untruth or inaccuracy.

          (d) The Company agrees to take any further actions necessary to render any and all limitations on transfer or ownership of (i) Company Shares as set forth in the Company Charter, including, but not limited to, those set forth in Section 4 thereof, and (ii) LP Units in the Operating Partnership inapplicable to the REIT Merger, the OP Merger and the other Transactions.

     SECTION 5.3.  Tax Treatment.

          (a) Unless required by Law (as evidenced by the legal opinion of a nationally recognized U.S. law firm reasonably acceptable to the Purchaser Parties and the Company), neither the Purchaser Parties, on the one hand, nor the Company and the Operating Partnership, on the other hand, will take or omit to take any action, or permit any status to exist, prior to the Effective Time, that would or may jeopardize, or that is inconsistent with, the Company's status as a REIT under the Code or the status of the Operating Partnership or any applicable Company Subsidiary as a partnership for purposes of Taxes for any period.

          (b) Notwithstanding anything to the contrary contained in this Agreement, prior to the Effective Time, the Company, each Company Subsidiary and any Affiliate of any of them, shall be permitted to take or omit to take any action, or permit any status to exist, in order to maintain the Company's status as a REIT under the Code or the status of the Operating Partnership or any Company Subsidiary as a partnership for purposes of Taxes for any period.

          (c) The Purchaser Parties shall prepare and file, on a timely basis (or cause to be prepared and filed on a timely basis), all federal and state income Tax Returns and shall use their commercially reasonable efforts to so prepare and file (or cause to be prepared and filed) all other Tax Returns and reports required to be filed from and after the Effective Time (whether such return or report related to a time period prior to, at or after the Effective Time) for the Company and the Company Subsidiaries (i) in good faith and (ii) except as contemplated in Section 3.2(h) hereof, with respect to any federal income Tax Return of the Company for the first taxable year ending on or after the Effective Time, on a basis and in a manner that preserves the qualification of the Company as a REIT within the meaning of Section 856 of the Code.

          (d) The Company shall not, nor shall the Company permit any Company Subsidiary to, change in any material respect any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the taxable year ended December 31, 2003, except as may be required by applicable Law or except for such changes that would reduce consolidated federal taxable income or alternative minimum taxable income.

     SECTION 5.4.  No Solicitation of Transactions.

          (a) After the date hereof, the Company shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize or permit any officer, director, trustee or employee of, or any investment banker, attorney or other advisor or representative of, the Company or any Company Subsidiary to (i) solicit or initiate, encourage, or facilitate, directly or indirectly, any inquiries relating to, or the submission of, any proposal or offer, whether in writing or otherwise, from any person other than the Purchaser Parties or any Affiliates thereof (a "Third Party") to acquire beneficial ownership (as defined under Rule 13(d) of the Exchange Act) of all or more than 15% of the assets of the Company and the Company
     Subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company or the Operating Partnership pursuant to a merger, consolidation or other business combination, sale of shares of beneficial interests, sale of assets, tender offer, exchange offer or similar transaction or series of related transactions, which is structured to permit such Third Party to acquire beneficial ownership of more than 15% of the assets of the Company and the Company Subsidiaries, taken as a whole, or 15% or more of any class of equity securities of the Company or the Operating Partnership (a "Competing Transaction"); (ii) participate in any discussions or negotiations regarding, or furnish to any person any information or data with respect to or access to the properties of the Company or any Company Subsidiary (other than such access which is granted to all Persons) with respect to, or take any other action to knowingly facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction; or (iii) enter into any agreement (written or oral) with respect to any Competing Transaction, approve or recommend or resolve to approve or recommend any Competing Transaction or enter into any agreement (written or oral) requiring it to abandon, terminate or fail to consummate the REIT Merger, the OP Merger and the other transactions contemplated by this Agreement; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Company may participate in ordinary course investor relations discussions relating to ordinary course transactions in the Company's equity securities. Notwithstanding the foregoing sentence, prior to the Effective Time, if the Company receives an unsolicited bona fide, written proposal or offer for a Competing Transaction by a Third Party, which the Company Board determines in good faith (after consulting the Company Board's independent financial advisor and independent legal counsel) (A) is on terms which are more favorable from a financial point of view to the holders of Common Shares than the

     REIT Merger and the other transactions contemplated by this Agreement, (B) is not subject to any material contingency, including any contingency relating to financing, to which neither (1) the Company Board determines may likely be overcome or addressed nor (2) the other party thereto has reasonably demonstrated in its written offer its ability to overcome or address, including the receipt of government consents or approvals (including any such approval required under the HSR Act), and (C) is reasonably capable of being consummated (provided, that the Company, including the Company Board, and any of its advisors shall be permitted to contact such Third Party and its advisors and financing sources solely for the purpose of clarifying the proposal and any material contingencies and the capability of consummation) (a "Superior Competing Transaction"), then the Company may, in response to an unsolicited request therefor and subject to compliance with Section 5.4(b) and Section 5.4(c), furnish information with respect to the Company and the Company Subsidiaries to, and participate in discussions and negotiations directly or through its representatives with, such Third Party, subject to a confidentiality agreement not less favorable to the Company than the confidentiality and standstill agreement referred to in Section 5.1. Nothing contained in this Agreement shall prevent the Company Board from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or from making any other disclosure required by applicable Law.

          (b) The Company and each of the Company Subsidiaries will cease and cause to be terminated any existing discussions or negotiations with any Persons conducted or commenced heretofore with respect to, or that could be expected to lead to, a Superior Competing Transaction and will cause each of their respective trustees, directors, officers, employees, advisors, consultants and agents to comply with such obligations.

          (c) The Company shall advise the Purchaser Parties orally and in writing of (i) any Competing Transaction or any inquiry with respect to or which could reasonably be expected to lead to any Competing Transaction received by any officer or trustee of the Company or, to the Knowledge of the Company, any employee, financial advisor, attorney or other advisor or representative of the Company or any Company Subsidiary, (ii) the material terms of such Competing Transaction (including a copy of any written proposal) and (iii) the identity of the person making the proposal or offer for any such Competing Transaction or inquiry promptly following receipt by the Company or any officer or trustee of the Company or, to the Knowledge of the Company, any employee, financial advisor, attorney or other advisor or representative of the Company or any Company Subsidiary of such Competing Transaction proposal or inquiry. The Company will keep the Purchaser Parties informed of the status and details of any such Competing Transaction proposal or inquiry in a timely manner. None of the Purchaser Parties or their respective affiliates or advisors shall contact any Person regarding such Competing Transaction or otherwise interfere with such Competing Transaction.

     SECTION 5.5. Public Announcements. The Company and the Purchaser Parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated by the Transaction Documents and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by Law or the applicable rules of any stock exchange if it has used its commercially reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner. In this regard, the parties shall make a joint public announcement of the transactions contemplated by the Transaction Documents no later than (i) promptly after the close of trading on the New York Stock Exchange on the day this Agreement is signed, if such signing occurs during regular business hours on a Business Day or (ii) prior to the opening of trading on the New York Stock Exchange on the Business Day following the date on which this Agreement is signed, if such signing does not occur during a Business Day.

     SECTION  5.6.  Transfer  and Gains Taxes; Shareholder  Demand Letters.  The
Purchaser Parties shall, with the Company's good faith cooperation and assistance, prepare, execute and file, or cause to be prepared, executed and filed, all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated by this Agreement (together, with any related interests, penalties or additions to tax, "Transfer and Gains Taxes"). From and after the Effective Time, the Purchaser Parties shall cause the Operating Partnership to pay or cause to be paid all Transfer and Gains Taxes.

     SECTION 5.7. Employee Arrangements; Accrued Bonuses; Employee Brokerage Arrangements.

          (a) Company Severance Agreements. On the Closing Date, the Operating Partnership shall pay or cause to be paid (and the Purchaser Parties agree and acknowledge that Company shall pay or cause to be paid) the amounts due to certain of the Company's or the Operating Partnership's executive officers and other employees (designated as "key employees" in Section 5.7(a) of the Company Disclosure Letter) under such executive officers' and other employees' Company Severance Agreements for such "key employee", as set forth in Section 5.7(a) of the Company Disclosure Letter and in accordance with such Company Severance Agreements (the "Designated Severance"); provided, that the aggregate amount to be paid pursuant to this sentence shall not exceed Three Million Seven Hundred Thousand Dollars ($3,700,000), plus any other amounts permitted below (the "Severance Cap"); provided, further, that if the Company or the Operating Partnership incurs any obligations under any Company Severance Agreement between the date hereof and the Effective Time for such "key employees" (other than as set forth in the last proviso of this sentence), the Severance Cap shall be reduced by a corresponding amount; provided, further, to the extent that persons employed by the Company or any Company Subsidiary other than the "key employees" identified in Section 5.7(a) of the Company Disclosure Letter are terminated at the request of the Purchaser Parties after the date hereof, the Company or the Operating Partnership shall pay all amounts due under any Company Severance Agreement applicable to such persons and such amounts shall be in addition to the Severance Cap provided, further, that to the extent the Severance Cap (as reduced pursuant to the preceding provisos) exceeds the amount of the Designated Severance payable pursuant to the terms hereof, the Company may, in its sole discretion, pay such excess to employees of the Company or the Company Subsidiaries.
     Notwithstanding anything in this Agreement to the contrary, the Company and/or the Operating Partnership shall have the right in their sole discretion at any time after the date of this Agreement and prior to the Effective Time, to enter into letter agreements with, or provide letters to (the "Severance Letter Supplements"), those persons identified in Section 3.1(1)(xiv) of the Company Disclosure Letter under Item 2(a) (Six Month Severance Letters) and Item 2(b) (Four Month Severance Letters), extending on the same terms and conditions the term of the Company Severance Agreements applicable to those persons through to a date no later than December 31, 2005. The Purchaser Parties shall have the right, prior to the Closing Date, to contact and meet with any or all of the employees of the Company, the Operating Partnership or the Company Subsidiaries regarding employment in the Purchaser Parties' sole discretion with the Surviving Entity, the Surviving Partnership or any of the Company Subsidiaries subsequent to the Closing Date; provided, that such contact and meetings shall be coordinated through the Company's chief executive officer or general counsel. The Company shall, and shall cause the Operating Partnership and the Company Subsidiaries to, assist and cooperate with the Purchaser Parties in such efforts, including without limitation, by providing the Purchaser Parties and their representatives with access to all such employees during normal business hours upon reasonable notice.

          (b) Benefit Plans.

             (i) Upon and after the Effective Time, the Parent shall cause the Surviving Entity (or its successors or assigns) to continue in effect the Company Employee Benefit Plans and provide benefits to the employees of the Company that are substantially similar in all material respects, on an aggregate basis, to the Company Employee Benefit Plans in which such employees participated prior to the Effective Time for a period of not less than one year. As of the Effective Time, a trustee and an administrator of Company Employee Benefit Plans will be designated by the Purchaser Parties. With respect to any Company Employee Benefit Plan which is an "employee benefit plan" as defined in Section 3(3) of ERISA and any other service based benefits (including vacations) in which the employees of the Company may participate at any time after the Effective Time, solely for purposes of determining eligibility to participate, vesting and entitlement to benefits but not for purposes of accrual of benefits (except in the case of accrued vacation, sick or personal time), service with the Company or any Company Subsidiary shall be treated as service with each of the Purchaser Parties; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits under both a Company Employee Benefit Plan and a benefit plan of any Purchaser Party (or is not otherwise recognized for such purposes under the benefit plans of Purchaser Party). Without limiting the foregoing, the Purchaser Parties shall not treat any Company employee as a "new" employee for purposes of any pre-existing condition exclusions, waiting periods, evidence of insurability requirements or similar provision under any health or other welfare plan, and shall make appropriate arrangements with their insurance carrier(s), to the extent applicable, to ensure such result.

             (ii) Effective as of the Closing Date, the Company or the Purchaser Parties shall, or shall cause the Company or the Surviving Entity, to take all necessary actions to fully vest the account balances and benefits of all individuals who are employed by the Company or any Company Subsidiary on the Closing Date under any Company Pension Plan (excluding any such plan that is a "multiemployer plan" as defined in
        Section 4001(a)(3) of ERISA) in which such employees participate. With respect to any employees of the Company or a Company Subsidiary whose employment is terminated on or after the Closing Date and not employed by the Surviving Entity (the "Terminated Employees"), Parent shall, or shall cause the Surviving Entity to, (i) distribute or cause to be distributed to such Terminated Employees such notices and forms that are provided to participants who incur a severance from employment so that such Terminated Employees may elect to receive a distribution of their benefits under any Company Pension Plan in which such Terminated Employees participate or rollover such benefits to an "eligible retirement plan," as defined in Section 402(c)(8)(B) of the Code and shall promptly cooperate with such Terminated Employees in effecting the foregoing and (ii) be responsible for all liabilities and obligations in connection with the continuation coverage requirements, including notice requirements, of Section 4980B of the Code and Part 6 of Subtitle B of Title I of Employee Retirement Income Security Act of 1974, as amended ("COBRA") with respect to such Terminated Employees (and their dependents) who participate in any Company Employee Benefit Plan that is subject to COBRA, including, but not limited to, any "qualified beneficiary" (within the meaning of COBRA) who is receiving COBRA coverage as of the Closing Date. With respect to any Terminated Employee who elects COBRA coverage, Parent shall pay, or shall cause the Surviving Entity to pay, for the period set forth for each such Terminated Employee in Section 5.7(b)(ii) of the Company Disclosure Letter, the full cost of any premium or other costs associated with such COBRA coverage.

          (c) Employee Loans. Except as set forth in Section 5.7(c) of the Company Disclosure Letter, prior to the Effective Time, the Company shall use its commercially reasonable efforts to cause each officer, trustee, director or employee who has any outstanding loan (other than a 401(k) loan) from, or other debt obligations to, the Company or any Company Subsidiary, for any purpose, to repay such loan in accordance with the terms thereof.

          (d) Company Options. The Company and each Company Subsidiary shall take such actions as are necessary under the Company Share Incentive Plan to effect the Company Option cancellations described in Section 2.3 and shall comply with all requirements regarding tax withholding in connection therewith. In addition to the foregoing and subject to the terms of the Company Share Incentive Plan and applicable Law, the Company and the Operating Partnership shall take such actions as are necessary to cause the Company Share Incentive Plan to be terminated at or prior to the REIT Effective Time, and to reasonably satisfy Parent that no holder of Company Options or other awards under such plan or participant in the Company Share Incentive Plan, will have any right to acquire any interest in the Purchaser Parties or any Affiliate or Subsidiary of Parent as a result of the exercise of Company Options or other awards or rights pursuant to the Company Share Incentive Plan at or after the Effective Time.

          (e) Employee Brokerage Arrangements. The Company and the Purchaser Parties agree that after the Effective Time if any of the tenants listed in
     Section 5.7(e) of the Company Disclosure Letter as of the date of this Agreement or in an updated Section 5.7(e) of the Company Disclosure Letter delivered to the Purchaser Parties from time to time or on the Closing Date shall execute a lease with the Surviving Entity, either of the entities owning the Bank One Center or 77 West Wacker properties or any subsidiary or Affiliate thereof within 150 days of the Effective Time, the Surviving Entity shall pay, and Parent shall cause the Surviving Entity to pay, the individual whose name is opposite such tenant in Section 5.7(e) of the Company Disclosure Letter, regardless if such individual remains an employee of the Surviving Entity or any subsidiary thereof, a brokerage commission in accordance with the terms of the agreements set forth in
     Section 5.7(a) of the Company Disclosure Letter. In the event that any Company Property is sold to any other Person or entity after the Effective Time and before the expiration of such 150-day period, the Company and the Purchaser Parties shall make proper provision so that such Person or entity assumes the obligations set forth in this Section 5.7(e).

          (f) Employees. The Purchaser Parties shall be responsible for compliance with the Worker Adjustment and Retraining Notification Act of 1988 (the "Federal WARN Act") and the Illinois Worker Adjustment and Retraining Notification Act (together with the Federal WARN Act, the "WARN Acts") with respect to terminations occurring at or after the Effective Time at the request or direction of the Purchaser Parties. The Company shall refrain from causing an "employment loss" (as defined in the WARN
     Acts) in the 90 days prior to the Effective Time; provided, that any such "employment loss" resulting from actions taken by the Company with the consent or at the request of the Purchaser Parties shall not constitute a breach of this covenant; provided, further, that such consent shall be deemed to be given if the Purchaser Parties do not object in writing within five (5) Business Days of receipt of the written notice from the Company of its intention to take such action. The Company shall cooperate with and provide reasonable assistance to the Purchaser Parties in delivering any notices required or potentially required pursuant to any Company Severance Agreement or the WARN Acts to effectuate the termination of Company employees as of the Effective Time; provided, however, that all such notices shall indicate that the terminations shall be contingent upon the consummation of the REIT Merger.

          (g) In the event the Surviving Entity or any of its successors or assigns (i) consolidates with or merges into any other person or entity within one (1) year after the Effective Time and shall not be the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys a majority of its properties and assets to any person or entity after the Effective Time, then, and in each such case, the Surviving Entity shall use commercially reasonable efforts so that the successors, assigns and transferees of the Surviving Entity, as the case may be, assume the obligations set forth in this Section 5.7.

     SECTION 5.8.  Indemnification; Trustees' and Officers' Insurance.

          (a) In the event of any threatened or actual claim, action, suit, demand, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, demand, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Closing, a trustee, director, officer, employee, fiduciary or agent of the Company or any Company Subsidiary (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a trustee, director, officer, employee, fiduciary or agent of the Company or any Company Subsidiary, or is or was serving at the request of the Company or any Company Subsidiary as a trustee, director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise or (ii) the negotiation, execution or performance of this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Closing, the parties hereto agree to cooperate and use their commercially reasonable efforts to defend against and respond thereto. It is understood and agreed that the Company shall indemnify and hold harmless, and after the Effective Time, Parent shall cause the Surviving Entity to, and the Surviving Entity shall, indemnify and hold harmless, as and to the full extent permitted by applicable Law, each Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, demand, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, demand, proceeding or investigation (whether asserted or arising before or after the Effective Time), (A) the Company, and after the Effective Time, Parent shall cause the Surviving Entity to, and the Surviving Entity shall, promptly pay expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the full extent permitted by law, subject to the provision by such Indemnified Party of an undertaking to reimburse the amounts so advanced in the event of a final non-appealable determination by a court of competent jurisdiction that such Indemnified Party is not entitled to such amounts, (B) the Indemnified Parties may retain one counsel reasonably satisfactory to them and the Company (except in the case of a potential conflict of interest among two or more Indemnified Parties, in which case more than one counsel may be retained), and after the Effective Time, Parent shall cause the Surviving Entity to, and the Surviving Entity shall, pay all reasonable fees and expenses of such counsel for the Indemnified Parties within 30 days after statements therefor are received and (C) the Company and the Surviving Entity will, and Parent will cause the Surviving Entity to, use their commercially reasonable efforts to assist in the defense of any such matter; provided, that neither the Company nor the Surviving Entity shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed); and provided further, that neither the Surviving Entity nor Company shall have any obligation hereunder to any Indemnified Party when and if, but only to the extent that, a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law. Any Indemnified Party wishing to claim indemnification under this Section 5.8, upon learning of any such claim, action, suit, demand, proceeding or investigation, shall promptly notify the Company and, after the Effective Time, the Surviving Entity thereof; provided, that the failure to so notify shall not affect the obligations of the Company and the Surviving Entity except and only to the extent such failure to notify materially prejudices such party. The obligations pursuant to this Section 5.8(a) are in addition to, and shall in no way affect or limit, the rights to indemnification granted pursuant to the Company Charter and the Company By-laws.

          (b) The Purchaser Parties agree that all rights to indemnification existing in favor of, and all exculpations and limitations of the personal liability of, the trustees, directors, officers, employees and agents of the Company and the Company Subsidiaries provided for in the Company Charter or the Company By-laws as in effect as of the date hereof with respect to matters occurring at or prior to the Effective Time, including the OP Merger and the REIT Merger, shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, however, that all rights to indemnification in respect of any claims (each, a "Claim") asserted or made within such period shall continue until the final disposition of such Claim. At or prior to the Effective Time, the Company shall obtain and pay for, at the Company's expense, a fully paid policy or policies of directors' and officers' liability insurance (including side A coverage) providing "tail' coverage for the Persons currently covered by the Company's existing policies for a period of six
     (6) years from and after the Effective Time with respect to claims arising from facts or events that occurred at or prior to the Effective Time, and providing at least the same coverage and amounts as, and containing terms and conditions which are not less advantageous to the covered Persons in any material respect than, the Company's current policies.

          (c) This Section 5.8 is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified Parties and shall be binding on all successors and assigns of the Purchaser Parties. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 5.8, each of which such covenants shall survive the Closing Date.

          (d) In the event that the Surviving Entity or any of its successors or assigns (i) consolidates with or merges into any other person or entity after the REIT Effective Time and shall not be the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys a majority of its properties and assets to any person or entity after the REIT Effective Time, then, and in each such case, proper provision shall be made so that the successors, assigns and transferees of the Surviving
     Entity,  as  the case  may be,  assume  the obligations  set forth  in this
     Section 5.8.

          (e) To the extent permitted by law, all rights of indemnification for the benefit of any Indemnified Party shall be mandatory rather than permissive.

     SECTION 5.9. Deposit Escrow Agreement. On the date of this Agreement, Parent shall deposit Ten Million Dollars ($10,000,000) (the "Earnest Money") in immediately available funds with Chicago Title and Trust Company, as escrow agent (the "Deposit Escrow Agent") pursuant to an escrow agreement substantially in the form attached hereto as Exhibit A (the "Deposit Escrow Agreement"). The terms of the Escrow shall be governed by the Deposit Escrow Agreement and
Section 7.2(d).

     SECTION 5.10. Series B Share Distribution. The Company shall (and the Purchaser Parties agree and acknowledge that Company shall), prior to the Closing Date, conditionally declare and, on the Closing Date, pay distributions on the Series B Shares for (i) each of the quarters set forth in Section 5.10 of the Company Disclosure Letter which have not been declared and paid prior (as permitted by Section 4.1(b)(i)) to the Closing Date and (ii) the quarter in which the Closing Date occurs if such quarter is not set forth in Section 5.10 of the Company Disclosure Letter.

     SECTION 5.11. CTA Partner LLC. Subject to the terms of that certain Tax Indemnity Agreement dated November 17, 1997 by and among the Operating Partnership, Roland Casati and Richard A. Heise and that certain Agreement of Limited Partnership of Continental Towers Associates-I dated as of July 26,
1977, as amended, among CTA Partner, L.L.C., as general partner, and Casati-Heise Partnership, Casati Alaska Community Property Trust, and Richard A. Heise as limited partners, the Company and the Operating Partnership shall direct, and shall use commercially reasonable efforts to cause, Richard S. Curto, as administrative member of CTA Partner, L.L.C. or its successor or assigns, to assign to an entity designated by Parent its interest as a general partner in Continental Towers Associates-I, L.P.

     SECTION 5.12. Company Proxy Statement. As promptly as practicable following the date of this Agreement, the Company shall prepare and file the preliminary Company Proxy Statement relating to the Company Shareholders Meeting with the SEC. The Company shall use its commercially reasonable efforts to (i) respond to any comments from the SEC staff on the preliminary Company Proxy Statement or requests for additional information from the SEC staff promptly after receipt of any such comments or requests and (ii) cause the definitive Company Proxy Statement to be mailed to the holders of Common Shares as promptly as practicable following the date of this Agreement. The Company shall promptly
(A) notify the Purchaser Parties upon the receipt of any such comments or requests and (B) provide the Purchaser Parties with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC staff, on the other hand relating to the preliminary Company Proxy Statement and the definitive Company Proxy Statement. Prior to responding to any such comments or requests or the filing or mailing of the Company Proxy Statement, the Company
(x) shall provide the Purchaser Parties with a reasonable opportunity to review and comment on any drafts of the Company Proxy Statement and related correspondence and filings and (y) to the extent practicable, the Company and its outside counsel shall permit the Purchaser Parties and its outside counsel to participate in all communications with the SEC and its staff (including all meetings and telephone conferences) relating to the Company Proxy Statement, this Agreement or any of the transactions contemplated thereby. The Company Proxy Statement shall include the Company Board Recommendation and a copy of the written opinion of the Company Financial Advisor referred to in Section 3.1(r). If at any time prior to the Effective Time any event shall occur that should, in the reasonable judgment of the Company, be set forth in an amendment of or a supplement to the Company Proxy Statement, the Company shall, in accordance with the procedures set forth in this Section 5.12, prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable.

     SECTION  5.13.    Company  Shareholders  Meeting;  Partnership   Unitholder
Approval.

          (a) The Company shall call and hold the Company Shareholders Meeting as promptly as practicable following the date hereof for the purpose of voting on approval of this Agreement. Subject to Section 5.17, the Company shall use commercially reasonable efforts to obtain the Company Shareholder Approval and otherwise comply in all material respects with the legal requirements applicable to the Company Shareholders Meeting.

          (b) The Company shall use its reasonable efforts to obtain the Partnership Unitholder Approval.

     SECTION 5.14. Director Resignations. The Company shall cause to be delivered to Parent resignations of all of the non-independent directors of the Company's Subsidiaries to be effective upon the consummation of the REIT Merger.

     SECTION 5.15. Undertakings of Parent. Parent shall perform or comply with or cause to be performed or complied with, when due all agreements, covenants and obligations of Parent, Merger Sub and OP Merger Sub under this Agreement to be performed or complied with prior to the REIT Merger and the OP Merger.

     SECTION 5.16.  Intentionally Omitted.

     SECTION 5.17.  Company Board Recommendation.

          (a) In connection with the REIT Merger and the Company Shareholders' Meeting, the Company Board shall (i) subject to Section 5.17(c), recommend to the holders of Common Shares to vote in favor of the REIT Merger (the "Company Board Recommendation") and use commercially reasonable efforts to obtain the Company Shareholder Approval and (ii) otherwise comply in all material respects with the legal requirements applicable to the Company Shareholders Meeting.

          (b) The  Company Board  shall not,  except as  expressly permitted  by
     Section 5.17(c):

             (i) withdraw, qualify, or in a manner adverse to any of the Purchaser Parties, modify, or propose publicly to withdraw, qualify or in a manner adverse to the Purchaser Parties, modify, the approval or recommendation of the Company Board of the REIT Merger or this Agreement; or

             (ii) approve or recommend, or propose to approve or recommend, a Competing Transaction.

          (c) Notwithstanding Sections 5.17(a) and 5.17(b), prior to the Company Shareholder Approval, the Company Board may (subject to this Section 5.17(c)) inform the holders of Common Shares that it no longer believes that the REIT Merger (a "Subsequent Determination") is advisable and no longer recommends approval of the REIT Merger, but only if (A) the Company Board receives a Superior Competing Transaction which is not subsequently withdrawn or (B) the Company Board determines in good faith and on a reasonable basis, after consultation with outside counsel, that failure to take such action would be inconsistent with the fiduciary duties of the trustees of the Company under applicable Law.

          (d) Nothing contained in this Section 5.17 shall prohibit the Company from taking and disclosing to holders of Company Shares a position contemplated by Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act and the rules and regulations thereunder or from making any disclosure to the holders of Company Shares if, in the good faith judgment of the Company Board, after consultation with outside counsel, such disclosure is advisable under applicable Law.

          (e) Notwithstanding the foregoing, in the event the Company Board or any committee thereof, after having declared the REIT Merger advisable, withdraws or modifies such declaration or its recommendation of approval of the REIT Merger or recommends that the shareholders reject the REIT Merger, unless this Agreement has been terminated pursuant to the provisions of
     Article VII hereof, the Company shall nevertheless call and hold the Company Shareholders Meeting and submit the REIT Merger and the Transaction Documents to the shareholders of the Company for their approval as provided under applicable law.

     SECTION 5.18.  Certain Post-Closing Covenants.

          (a) The Purchaser Parties covenant and  agree that, for the lesser  of
     (i) a period of five (5) years following the Effective Time and (ii) the period from the Effective Time until no Series B Shares remain issued and outstanding, whether or not required by the Securities and Exchange Commission (the "SEC"), the Purchaser Parties will cause the Surviving Entity to file with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Surviving Entity were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Surviving Entity's certified independent accountants, and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Surviving Entity were required to file such reports. In addition, after the Effective Time and for so long as any Series B Shares remain outstanding, the Purchaser Parties agree to cause the Surviving Entity to furnish to the holders of the Series B Shares and to securities analysts and prospective investors, upon their request, the information required to be available pursuant to Rule 144(c) under the Securities Act to the extent such information is not electronically filed with the SEC and electronically available to the public free of cost.

          (b) The Purchaser Parties covenant and agree that, after the Effective Time and so long as the Series B Shares are issued and outstanding, the Purchaser Parties will not propose, and the Purchaser Parties and their respective Affiliates will not vote or cause to be voted any Common Shares with respect to which they are entitled to vote against, any action which would impair the Surviving Entity's status as a REIT for purposes of the Code, unless a majority of the then Independent Trustees of the Surviving Entity has determined that it would be in the best interests of the Surviving Entity and its shareholders that the Surviving Entity no longer maintain its status as a REIT under the Code.

          (c) The Purchaser Parties covenant and agree that for a period of  six
     (6) months from the Effective Time, the Purchaser Parties shall not, other than as set forth in Section 5.18(c) of the Company Disclosure Schedule, sell, transfer or convey any Company Property, any Company Subsidiary which owns a Company Property, any ownership interest in the entities which own the Bank One Center or 77 West Wacker properties, any interest in the mortgage note encumbering the Continental Towers property or any interest in the Company Subsidiary which holds such note.

     SECTION 5.19. Environmental Matters. The Company and the Company Subsidiaries shall make available to the Purchaser Parties such environmental investigations, studies, tests, reviews, or other written analysis within the possession, custody or control of the Company or any Company Subsidiary in relation to any property or facility now or previously owned, leased or operated by the Company or any Company Subsidiary and which have previously not been provided to Parent.

     SECTION 5.20.  Intentionally Omitted.

     SECTION 5.21. Continental Towers. The Company shall not refinance the mortgage loan encumbering the Company's Continental Towers project located in Rolling Meadows, Illinois (the "CT Refinancing") prior to the Closing Date except as provided herein. The Company may complete the CT Refinancing in accordance with the terms attached to Section 5.21 of the Company Disclosure Letter (the "CT Refinancing Proposal") or another proposal having economic terms at least as favorable as those contained in the CT Refinancing Proposal, which terms must in any event permit prepayment at any time with a penalty of no more than 2%; provided, however, that in the event that the Company is not able to complete the CT Refinancing on economic terms in accordance with the CT Refinancing Proposal or another proposal having economic terms at least as favorable to the Company as those terms contained in the CT Refinancing Proposal, then the Company may complete the CT Refinancing prior to the Closing Date only with the consent of Parent, such consent by Parent not to be unreasonably withheld or delayed.

     SECTION 5.22. Prime Mansur Litigation. The Purchaser Parties hereby agree and acknowledge they are acquiring the Company and the Operating Partnership subject to the Prime Mansur Litigations and that they shall assume the liability for all judgments, damages, losses, deficiencies, liabilities, costs and expenses arising out of the Prime Mansur Litigations and shall use commercially reasonable efforts to prevail in the Prime Mansur Litigations or enter into a full and complete compromise or settlement, with prejudice, with respect to the Prime Mansur Litigations. Prior to the Closing, the Company shall retain control over the prosecution, defense and settlement of the Prime Mansur Litigations and shall provide the Purchaser Parties with prompt notice of any and all material developments with respect to the Prime Mansur Litigations, with the Purchaser Parties having the right upon their request from time to time to participate with the Company in strategy discussions relating to, but not control, any such prosecution, defense or settlement; provided, however, that the Company shall not consent to the entry of any judgment or enter into any settlement or compromise without the prior consent of the Purchaser Parties, which consent shall not be unreasonably withheld or delayed. From and after the Closing, the Purchaser Parties shall control the prosecution, defense and compromise or settlement of the Prime Mansur Litigations, and the Company shall cooperate, and shall use its commercially reasonable efforts to cause its officers and trustees, and any officers and trustees of the Company immediately prior to the Effective Time, to cooperate fully with the Purchaser Parties to facilitate the prosecution, defense and/or compromise or settlement of the Prime Mansur Litigations, including meeting with counsel to discuss facts relevant to the litigation, providing truthful and accurate testimony during discovery proceedings and trial, if necessary, and providing full and complete access to all materials required during discovery or otherwise relevant to the Prime Mansur Litigations. None of the Company, the Operating Partnership, any other Company Subsidiary or any of their respective principals, partners, members, employees, officers, directors, trustees or managers shall be liable to any of Parent, Merger Sub or OP Merger Sub (or any of their respective principals, shareholders, officers, directors, managers, employees, advisors or other affiliates (collectively, the "Parent Parties") for any damages, losses, deficiencies, liabilities, costs and expenses incurred by the Parent Parties and arising out of or relating to the Prime Mansur Litigations (other than an action by Parent, Merger Sub or OP Merger Sub to enforce the terms of the Agreement). The parties hereto agree that in no event shall any remedy granted by any court with respect to the Prime Mansur Litigations be a breach of any representation, warranty or covenant contained herein. In addition, in the event any party to the Prime Mansur Litigations succeeds prior to the Closing Date in getting a final non-appealable order enforcing specific performance and compelling the sale of the Company and the Operating Partnership to such party (a "Final Order"), the Purchaser Parties shall not be permitted to attempt to enforce this Agreement against such party, the Company or the Operating Partnership. The Company hereby agrees and covenants not to provide any form of cooperation prior to the Closing Date with the other parties (the "Adverse Parties") to the Prime Mansur Litigations in connection with their attempts to obtain any such Final Order, including but not limited to, failing to assert and maintain meritorious defenses or claims which would enable the Adverse Parties to obtain a Final Order. Notwithstanding anything contained in this Section 5.22, the Purchaser Parties, on their own behalf, shall have the right to contest (through litigation or otherwise) any such Final Order, but excluding any actions, lawsuits or other proceedings against the Company or any Company Subsidiary.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

     SECTION 6.1. Conditions to Each Party's Obligation to Effect the Mergers. The respective obligations of each party to effect the Mergers are subject to the satisfaction or waiver (as permitted by applicable Law) at or prior to the OP Effective Time or REIT Effective Time, as the case may be, of the following conditions:

          (a) The Company Shareholder Approval shall have been obtained at the Company Shareholders Meeting (or an adjournment or postponement thereof).

          (b) The Partnership Unitholder Approval shall have been obtained pursuant to the applicable procedures set forth in the Partnership Agreement.

          (c) Any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated, and all consents, approvals and actions of, filings with, and notices to, all Governmental Entities required of the Purchasing Parties or the Company or any of their respective Subsidiaries in connection with the transactions contemplated hereby shall have been made, obtained or effected, as the case may be.

          (d) No Law or temporary restraining order, preliminary or permanent injunction or other binding order restraining, prohibiting or preventing consummation of either Merger issued by any Governmental Entity of competent jurisdiction shall be in effect; provided, however, that the parties invoking this condition shall use all commercially reasonable efforts to have any such legal prohibition removed or such order or injunction vacated.

     SECTION 6.2. Conditions to the Obligation of the Purchaser Parties to Effect the Mergers. The obligations of the Purchaser Parties to effect the
Mergers are further subject to satisfaction or waiver (as permitted by applicable Law) at or prior to the OP Effective Time or REIT Effective Time, as the case may be, of the following conditions:

          (a) The representations and warranties of the Company contained herein (without giving effect to any materiality or Company Material Adverse Effect qualification) shall be true and correct, as of the Effective Time, as if such representations and warranties were made at the Effective Time (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall be true and correct as of such date), except where the failure to be so true and correct would not constitute a Company Material Adverse Effect.

          (b) The Company and the Operating Partnership shall have performed or complied with in all material respects each of its agreements and covenants contained in this Agreement required to be performed or complied with by it at or prior to the Effective Time.

          (c) Since the date of this Agreement there shall not have occurred any event, occurrence or condition that would constitute a Company Material Adverse Effect.

          (d) The Purchaser Parties shall have received a certificate, signed by a senior executive officer of the Company, certifying as to the matters set forth in Sections 6.2(a), 6.2(b) and 6.2(c).

          (e) The Purchaser Parties shall have received the opinion of Winston & Strawn, LLP (or the opinion of another nationally recognized law firm experienced with REITs and reasonably acceptable to the Company and the Purchaser Parties) in the form attached hereto as Exhibit B or such other form which is reasonably satisfactory to the Company and the Purchaser Parties stating that the Company qualifies as a REIT under the Code for all periods through the date of Closing and the treatment of the Operating Partnership and all Company Subsidiaries (which are organized as partnerships or limited liability companies or which file tax returns as partnerships) as partnerships and not as associations taxable as corporations or publicly-traded partnerships for federal income tax purposes since the acquisition or formation of Company Subsidiaries by the Company and the parties to the Financing shall be entitled to rely on such opinion. This opinion shall be based on reasonable representations, warranties and covenants provided to Winston & Strawn LLP by the Company (and, if requested, Parent and/or Parent's member(s)).

          (f) The Company shall have received the opinion of Miles & Stockbridge P.C. in the form attached hereto as Exhibit C or such other form which is reasonably satisfactory to the Company and the Purchaser Parties.

          (g) The Company shall have received the opinion of Winston & Strawn LLP (or the opinion of another nationally recognized law firm experienced with REITs and reasonably acceptable to the Company and the Purchaser Parties) in the form attached hereto as Exhibit D or such other form which is reasonably satisfactory to the Company and the Purchaser Parties. This opinion shall be based on reasonable representations, warranties and covenants provided to Winston & Strawn LLP by the Company (and, if requested, Parent and/or Parent's member(s)).

     SECTION 6.3. Conditions to the Obligation of the Company to Effect the Mergers. The obligation of the Company to effect the Mergers is further subject to satisfaction or waiver (as permitted by applicable Law) at or prior to the OP Effective Time or REIT Effective Time, as the case may be, of the following conditions:

          (a) The representations and warranties of the Purchaser Parties contained herein that are qualified as to materiality shall be true and correct and any such representations and warranties that are not so qualified shall be true and correct in all material respects, as of the Effective Time, as if such representations and warranties were made at the Effective Time (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall be true and correct as of such date).

          (b) Each of the Purchaser Parties shall have performed or complied with in all material respects each of its respective agreements and covenants contained in this Agreement required to be performed or complied with by it at or prior to the Effective Time.

          (c) The Company shall have received a certificate, signed by a senior executive officer of each of the Purchaser Parties, certifying as to the matters set forth in Sections 6.3(a) and 6.3(b).

          (d) the Company shall have received each of the opinions described in Sections 6.2(f) and (g).

     SECTION 6.4. Frustration of Closing Conditions. Neither the Purchasing Parties nor the Company or the Operating Partnership may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to use its commercially reasonable efforts to consummate the OP Merger, REIT Merger and the other transactions contemplated by this Agreement in a timely manner, as required by and subject to Section 5.2.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

     SECTION 7.1. Termination. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time, whether before or after the Company Shareholder Approval (with any termination by Parent also being an effective termination by OP Merger Sub and Merger Sub):

          (a) by mutual written consent of the Company and Parent;

          (b) by written notice by the Company or Parent if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of either Merger, which is final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause
     (b) shall have used all commercially reasonable efforts to remove such order, decree, ruling or judgment or to reverse such action;

          (c) by written notice by the Company, at any time prior to obtaining the Company Shareholder Approval, upon the Company Board resolving to enter into, subject to the terms of this Agreement, including Section 7.2(b), a definitive agreement for a Competing Transaction by a third party; provided, that (i) the Company Board shall not so resolve unless the Company Board shall have determined in good faith (after consultation with its independent financial advisor and outside counsel) that such Competing Transaction constitutes a Superior Competing Transaction; (ii) immediately following the Company so resolving, the Company shall have so notified Parent and provided to Parent in writing the terms and conditions of such Competing Transaction; (iii) such termination pursuant to this Section 7.1(c) shall not be effective until the end of the third Business Day after Parent's receipt of notice of the final terms and conditions of such Competing Transaction; and (iv) the Company shall have the right to enter into a definitive agreement for a Competing Transaction during the period commencing upon the Company Board so resolving in accordance with this
     Section 7.1(c) and ending upon the termination of this Agreement pursuant to this Section 7.1(c) so long as (A) the effectiveness of such agreement is conditioned upon the Company complying with its obligations under
     Section 7.1(c) and Section 7.2(b) and (B) the effectiveness of such agreement is conditioned upon the termination of this Agreement pursuant to this Section 7.1(c);

          (d) by written notice by Parent, if prior to the Company Shareholder Approval being obtained, (i) the Company Board shall have withdrawn or adversely modified its recommendation of this Agreement and the REIT Merger (it being understood, however, that for all purposes of this Agreement, the fact that the Company has supplied any person with information regarding the Company or has entered into discussions or negotiations with such person as permitted by this Agreement, or the disclosure of such facts, shall not be deemed in and of itself a withdrawal or modification of the Company Board's recommendation of the REIT Merger or this Agreement so long as such actions are in compliance with Section 5.4); or (ii) the Company Board shall have (A) recommended to the Company shareholders that they approve a Competing Transaction rather than the Transactions or (B) determined to accept a proposal or offer for a Superior Competing Transaction;

          (e) by written notice by the Company or Parent, if, by August 31, 2005 (the "Outside Date"), the REIT Merger has not been consummated (provided, that the right to terminate this Agreement pursuant to this subparagraph
     (e) shall not be available to any party whose (or whose Subsidiary's) failure to fulfill any obligation under this Agreement has been the proximate cause of the failure of the REIT Merger to be consummated on or prior to such date); provided, however, that, the Outside Date may be extended by up to sixty (60) days by written notice of Parent or the Company if the condition set forth in Section 6.2(d) cannot be satisfied due to a temporary restraining order, preliminary or permanent injunction or other binding order by any Governmental Entity of competent jurisdiction prohibiting or preventing consummation of either Merger shall be in effect.

          (f) by written notice by Parent or the Company, if the Company Shareholder Approval shall not have been obtained by reason of failure to obtain the required vote at the Company Shareholders Meeting or at any adjournment or postponement thereof or if the Partnership Unitholder Approval shall not have been obtained in accordance with this Agreement and the applicable procedures set forth in the Partnership Agreement;

          (g) by written notice by Parent, upon (i) the occurrence of a Company Material Adverse Effect after the date of this Agreement which is not due to the fault of the Company (which occurrence shall not be a breach or default by the Company under this Agreement), or (ii) a breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement (in any case, other than as a result of a breach by the Purchaser Parties of any of their respective representations, warranties, agreements or covenants contained in this Agreement) such that the conditions set forth in Section 6.2(a), (b) or (c), as the case may be, cannot be satisfied and any Company Material Adverse Effect other than those referred to in Section 7.1(g)(i) (any such event, a "Terminating Company Breach"); provided, however, that if such Company Material Adverse Effect or Terminating Company Breach is capable of being cured by the Company within twenty (20) days after Parent notifies the Company of the occurrence of the Company Material Adverse Effect or Terminating Company Breach through the exercise of its commercially reasonable efforts and is so cured within such period, so long as the Company continues to exercise such commercially reasonable efforts, Parent may not terminate this Agreement under this Section 7.1(g); provided, further, that if any such Company Material Adverse Effect or Terminating Company Breach arising from any delay of performance or other satisfaction by the Company or the Operating Partnership of any covenant, agreement or condition to be performed or satisfied on their part hereunder is the result of the existence of any temporary restraining order, preliminary or permanent injunction or other binding order of any Governmental Entity of competent jurisdiction, Parent may not terminate this Agreement under this Section 7.1(g) unless such Company Material Adverse Effect or Terminating Company Breach is not cured during the period which is sixty (60) days after Parent notifies the Company of the Terminating Company Breach; or

          (h) by written notice by the Company, upon a breach of any representation, warranty, agreement or covenant of the Purchaser Parties contained in this Agreement such that the conditions set forth in Sections 6.3(a) or (b), as the case may be, cannot be satisfied (any such event or condition, a "Terminating Purchaser Party Breach"); provided, however, that
     (i) if such Terminating Purchaser Party Breach is capable of being cured by the Purchaser Parties within twenty (20) days after the Company notifies Parent of the Terminating Purchaser Party Breach through the exercise of its commercially reasonable efforts and is so cured within such period, so long as the Purchaser Parties continue to exercise such commercially reasonable efforts, the Company may not terminate this Agreement under this
     Section 7.1(h); provided, further, that if any Terminating Purchaser Party Breach arising from any delay of performance or other satisfaction by the Purchaser Parties of any covenant, agreement or condition to be performed or satisfied on their part hereunder is the result of the existence of any temporary restraining order, preliminary or permanent injunction or other binding order of any Governmental Entity of competent jurisdiction, the Company may not terminate this Agreement under this Section 7.1(h) unless such Terminating Purchaser Party Breach is not cured during the period which is sixty (60) days after the Company notifies the Parent of the Terminating Purchaser Party Breach.

The  right of  any party  hereto to  terminate this  Agreement pursuant  to this
Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling or controlled by any such party or any of their respective officers, directors, trustees, employees, agents or representatives, whether prior to or after the execution of this Agreement.

     SECTION 7.2.  Expenses; Break-Up Fee; Earnest Money.

          (a) Except as otherwise specified in this Section 7.2 or agreed in writing by the parties, all out-of-pocket costs and expenses incurred in connection with this Agreement, the OP Merger, the REIT Merger and the other transactions contemplated hereby shall be paid by the party incurring such cost or expense (with respect to such party, its "Expenses"); provided, however, that, if applicable, any filing fees under the HSR Act shall be split equally between the Company and Parent. The Company agrees that if this Agreement is terminated pursuant to Section 7.1(b) (but only as a result of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to any party to the Prime Mansur Litigations),
     Section 7.1(f) or Section 7.1(g)(i), then, the Company shall pay to Parent an amount equal to the actual out-of-pocket expenses of Parent or its affiliates incurred in connection with this Agreement and the transactions contemplated hereby (including all attorneys', accountants' and financing sources' fees and expenses) but in no event in an amount greater than (i) in the case of a termination pursuant to Section 7.1(b), Three Million Dollars ($3,000,000) and (ii) in the case of a termination pursuant to
     Section 7.1(f) or Section 7.1(g)(i), One Million Dollars ($1,000,000) (in each case, the "Parent Expenses"). Any payment of the Parent Expenses pursuant to this Section 7.2(a) shall be made, as directed by Parent, by prompt wire transfer of immediately available funds, but in no event later than five (5) Business Days after the amount is due as provided herein; provided, that in any such event of the required payment of the Parent Expenses, Parent shall provide the Company with customary documentation or other reasonable support evidencing the incurrence of the Parent Expenses.

          (b) The Company agrees that if this Agreement is terminated pursuant to Section 7.1(c), (d) or (g)(ii), then, the Company shall pay to Parent an amount equal to Ten Million Dollars ($10,000,000) (the "Break-Up Fee"). Any payment of such amount shall be made, as directed by Parent, by prompt wire transfer of immediately available funds, but in no event later than two (2) Business Days after the amount is due as provided herein.

          (c) Notwithstanding anything to the contrary in this Agreement, the Purchaser Parties expressly acknowledge and agree that, with respect to any termination of this Agreement pursuant to Section 7.1 (b) (only as the result of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to any party to the Prime Mansur Litigations), (c), (d), (f) or
     (g), the payment of the Parent Expenses or the Break-Up Fee, as applicable, shall constitute liquidated damages with respect to any claim for damages or any other claim which the Purchaser Parties would otherwise be entitled to assert against the Company, the Operating Partnership or any other Company Subsidiary or any of their respective assets, or against any of their respective trustees, directors, officers, employees, partners, shareholders or stockholders, with respect to this Agreement and the transactions contemplated by the Transaction Documents and shall constitute the sole and exclusive remedy, both at law and in equity, available to the Purchaser Parties. The parties hereto expressly acknowledge and agree that, in light of the difficulty of accurately determining actual damages with respect to the foregoing upon any termination of this Agreement pursuant to
     Section 7.1 (b) (only as the result of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to any party to the Prime Mansur Litigations), (c), (d), (f) or (g)(ii), the amount of the Parent Expenses or the Break-Up Fee, as applicable: (i) constitutes a reasonable estimate of the damages that will be suffered by reason of any such proposed or actual termination of this Agreement pursuant to said section, and (ii) shall be in full and complete satisfaction of any and all damages arising as a result of the foregoing. The Purchaser

     Parties hereby agree that, except for nonpayment of the amounts set forth in Section 7.2(a) or Section 7.2(b) and failure to return the Escrow Deposit, upon any termination of this Agreement pursuant to Section 7.1(b) (only as the result of a final non-appealable order, decree or ruling enforcing specific performance and compelling the sale of the Company and the Operating Partnership to any party to the Prime Mansur Litigations),
     (c), (d), (f) or (g) in no event shall any of the Purchaser Parties (A) seek to obtain any recovery or judgment against the Company, the Operating Partnership or any other Company Subsidiary or any of their respective assets, or against any of their respective trustees, directors, officers, employees, partners, shareholders or stockholders with respect to this Agreement and the transactions contemplated by the Transaction Documents, or (B) be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages with respect to this Agreement and the transactions contemplated by the Transaction Documents.

          (d) Each of the Purchaser Parties agrees that if this Agreement shall be terminated pursuant to Section 7.1(h), then the Company shall be entitled to retain the Earnest Money. Notwithstanding anything to the contrary in this Agreement, the Company expressly acknowledges and agrees that, with respect to any termination of this Agreement in circumstances where the Company is entitled to retain the Earnest Money in accordance with this Section 7.2(d), the Earnest Money shall constitute liquidated damages with respect to any claim for damages or any other claim which the Company would otherwise be entitled to assert against any of the Purchaser Parties or any of their respective assets, or against any of their respective trustees, directors, managers, officers, employees, partners, shareholders, stockholders or members, with respect to this Agreement and the transactions contemplated by the Transaction Documents and shall constitute the sole and exclusive remedy available to the Company. The parties hereto expressly acknowledge and agree that, in light of the difficulty of accurately determining actual damages with respect to the foregoing upon any termination of this Agreement in circumstances where the Company is entitled to retain the Earnest Money in accordance with this
     Section 7.2(d), the amount of the Earnest Money: (i) constitutes a reasonable estimate of the damages that will be suffered by reason of any such proposed or actual termination of this Agreement or failure to consummate either or both of the Mergers, and (ii) shall be in full and complete satisfaction of any and all damages arising as a result of the foregoing. Except for actions to obtain the Earnest Money from the Deposit Escrow Agent (or alternatively an amount in immediately available funds equal thereto from the Purchaser Parties) in circumstances where the Company is entitled to retain the Earnest Money, the Company hereby agrees that, upon any termination of this Agreement in circumstances where the Company is entitled to retain the Earnest Money in accordance with this
     Section 7.2(d), in no event shall the Company (A) seek to obtain any recovery or judgment against any of the Purchaser Parties or any of their respective assets, or against any of their respective trustees, directors, managers, officers, employees, partners, shareholders or stockholders with respect to this Agreement and the transactions contemplated by the Transaction Documents, or (B) be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages with respect to this Agreement and the transactions contemplated by the Transaction Documents. If this Agreement is terminated for any reason other than a termination pursuant to Section 7.1(h), then the Earnest Money shall be refunded to the Purchaser Parties.

     SECTION 7.3. Notice of Termination. The party desiring to terminate this Agreement pursuant to Section 7.1 shall give written notice of such termination to the other party in accordance with Section 8.2, specifying the provision or provisions of Section 7.1 (describing in reasonable detail the basis therefor) pursuant to which such termination is effected.

     SECTION 7.4. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto or their respective affiliates, trustees, directors, managers, officers, shareholders, stockholders or members, except that the Confidentiality Agreement, the last sentence of Section 5.1,
Section 7.1, Section 7.2, this Section 7.4 and Article VIII shall survive such termination and except to the extent that such termination results from a willful breach by a party of any of its covenants or agreements set forth in this Agreement.

     SECTION 7.5. Return of Earnest Money. The parties agree that if this Agreement is terminated pursuant to Section 7.1, the parties shall instruct the Deposit Escrow Agent to return the Earnest Money to Parent with interest within two (2) Business Days of termination by wire transfer of immediately available funds to an account designated in writing by Parent; provided, however, that notwithstanding the foregoing, if the Agreement is terminated pursuant to
Section 7.1(h), the parties shall instruct the Deposit Escrow Agent to transfer the Deposit to the Company with interest within two (2) Business Days of termination by wire transfer of immediately available funds to an account designated in writing by the Company.

     SECTION 7.6. Amendment. To the extent permitted by applicable Law, this Agreement may be amended by the parties in writing by action of their respective boards of trustees, managers or directors or members, as applicable, at any time before or after the Company Shareholder Approval and the Partnership Unitholder Approval are obtained but, after the Company Shareholder Approval or the Partnership Unitholder Approval is obtained, no amendment shall be made which decreases the REIT Merger Consideration or the OP Merger Consideration, as applicable, or which adversely affects the rights of the holders of the Common Shares or the LP Units without the approval of such holders.

     SECTION 7.7. Extension; Waiver. At any time prior to the Effective Time, each of the Company and the Purchaser Parties may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the provisions of Section 7.6, waive (as permitted by applicable Law) compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     SECTION 8.1. Nonsurvival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements contained in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement shall survive the Effective Time except for covenants and agreements that contemplate performance after the Effective Time (which covenants and agreements shall survive the Effective Time in accordance with their respective terms).

     SECTION 8.2. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (provided proof of delivery is received) to the parties or sent by telecopy (provided a confirmation of transmission is received) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

     (a) if to the Purchaser Parties, to

     Prime Office Company LLC
     c/o The Lightstone Group LLC
     326 Third Street
     Lakewood, New Jersey 08701
     Attention: David Lichtenstein
     Facsimile Number: (732) 363-7183
     with copies to:

     Herrick, Feinstein LLP
     2 Park Avenue
     New York, New York 10016
     Attention: Sheldon Chanales, Esq.
                Irwin A. Kishner, Esq.
     Facsimile Number: (212) 592-1500

     (b) if to the Company or the Operating Partnership, to

     Prime Group Realty Trust
     77 West Wacker Drive
     Suite 3900
     Chicago, Illinois 60601
     Attention: Jeffrey A. Patterson
     Facsimile Number: (312) 917-1597

     and

     Prime Group Realty Trust
     77 West Wacker Drive
     Suite 3900
     Chicago, Illinois 60601
     Attention: James F. Hoffman
     Facsimile Number: (312) 917-1684

     with a copy to:

     Winston & Strawn LLP
     35 West Wacker Drive
     Chicago, Illinois 60601
     Attention: Wayne D. Boberg, Esq.
     Facsimile Number: (312) 558-5700

     SECTION 8.3. Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     SECTION 8.4. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 8.5. Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Deposit Escrow Agreement, the Company Disclosure Letter and the Confidentiality Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. Except for the provisions of Section 5.8, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

     SECTION 8.6.   Governing Law.   THIS AGREEMENT  SHALL BE  GOVERNED BY,  AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND (WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF).

     SECTION 8.7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties. Any such purported assignment or delegation in violation of the foregoing sentence shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     SECTION 8.8. Enforcement. The parties agree that irreparable damage would occur and the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Maryland or in any Maryland State court, this being in addition to any other remedy to which they are entitled at Law or in equity. Notwithstanding anything to the contrary contained in this Agreement (including but not limited to the provisions of this Section 8.8), the Purchaser Parties agree that their sole and exclusive remedy under this Agreement and at law and in equity (i) in connection with a Terminating Company Breach, shall be to terminate this Agreement pursuant to the terms of Section 7.1(g)(ii), receive payment of the Break Up Fee as provided in Section 7.2(b) and receive the return of the Escrow Deposit, with interest, and (ii) in connection with the occurrence of a Company Material Adverse Effect described in Section 7.1(g)(i), shall be to terminate this Agreement pursuant to the terms of Section 7.1(g)(i), receive payment of the Parent Expenses as provided in Section 7.2(a) and receive the return of the Escrow Deposit, with interest. In addition, each of the parties hereto (i) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth herein shall be effective service of process for any action, suit or proceeding in Maryland with respect to any matters to which it has submitted to jurisdiction as set forth in this section.

     SECTION 8.9. Exhibits; Disclosure Letter. All Exhibits referred to herein and in the Company Disclosure Letter are intended to be and hereby are specifically made a part of this Agreement.

                                   ARTICLE IX

                              CERTAIN DEFINITIONS

     SECTION 9.1.  Certain Definitions.  For purposes of this Agreement:

     "Acquisition Lender" has the meaning set forth in Section 3.2(c).

     "Adjusted Exercise Price" has the meaning set forth in Section 2.1(e).

     "Adverse Parties" has the meaning set forth in Section 5.22.

     "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

     "Agreement" has the meaning set forth in the introductory paragraph.

     "Articles of Merger" means the articles of merger with respect to the REIT Merger, containing the provisions required by, and executed in accordance with, the Maryland REIT Law and the MLLCA.

     "Break-Up Fee" has the meaning set forth in Section 7.2(b).

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act.

     "Certificates" has the meaning set forth in Section 2.2(c)(i).

     "Claim" has the meaning set forth in Section 5.8(b).

     "Closing" has the meaning set forth in Section 1.2.

     "Closing Date" has the meaning set forth in Section 1.2.

     "COBRA" has the meaning set forth in Section 5.7(b)(ii).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" has the meaning set forth in Section 4.1(b)(v)(B).

     "Commitment Letter" has the meaning set forth in Section 3.2(c).

     "Common Shares" has the meaning set forth in Section 2.1.

     "Company" has the meaning set forth in the introductory paragraph.

     "Company Board" has the meaning set forth in the Recitals.

     "Company  Board  Recommendation"  has  the  meaning  set  forth  in Section
5.17(a).

     "Company By-laws" has the meaning set forth in Section 3.1(a).

     "Company Charter" has the meaning set forth in Section 3.1(a).

     "Company Disclosure Documents" has the meaning set forth in Section 3.1(y)(i).

     "Company Disclosure Letter" has the meaning set forth in the introductory paragraph to Section 3.1.

     "Company Employee Benefit Plans" has the meaning set forth in Section 3.1(l)(iii).

     "Company ERISA Affiliate" has the meaning set forth in Section 3.1(l)(i).

     "Company Financial Advisor" has the meaning set forth in Section 3.1(r).

     "Company  Intangible  Property"  has  the  meaning  set  forth  in  Section
3.1(n).

     "Company Material Adverse Effect" means, with respect to the Company, an event, occurrence or condition that, either individually or in the aggregate with all other events, occurrences or conditions, had or would have a material adverse effect on the business, operating results, liabilities, assets or condition, financial or otherwise, of the Company, the Operating Partnership and the Company Subsidiaries, taken as a whole, or prevent or materially delay the consummation of the OP Merger or the REIT Merger, not including the effect of
(i) general economic changes, (ii) changes in the United States financial markets generally, (iii) changes that affect REITs generally, (iv) changes that affect office real estate properties generally, (v) changes in national or international political or social conditions including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States (except to the extent that any such change affects the Company in a disproportionate manner), (vi) any change in the price or trading volume of the Common Shares or the Series B Shares, (vii) the failure by the Company to lease space, including but not limited to the renewal or non-renewal of any leases for real property owned, leased or operated by the Company or any Company Subsidiary or the announcement or decision by a prospective tenant of its intention not to lease space or by an existing tenant of its intention to renew or not renew its current lease, (viii) changes arising as a result of the public announcement of this Agreement or the transactions contemplated hereby or (ix) other than as may cause the condition set forth in
Section 6.1(d) not to be satisfied, the Prime Mansur Litigations.

     "Company Option" has the meaning set forth in Section 2.3(a).

     "Company   Other  Interests"   has  the   meaning  set   forth  in  Section
3.1(b)(ii).

     "Company Pension Plans" has the meaning set forth in Section 3.1(l)(i).

     "Company Permits" has the meaning set forth in Section 3.1(i).

     "Company Properties" has the meaning set forth in Section 3.1(p)(i)(A).

     "Company Property Restrictions" has the meaning set forth in Section 3.1(p)(i)(B).

     "Company   Proxy  Statement"   has  the   meaning  set   forth  in  Section
3.1(d)(iii).

     "Company SEC Documents" has the meaning set forth in Section 3.1(e)(i).

     "Company Severance Agreements" has the meaning set forth in Section 3.1(l)(xiv).

     "Company Share Incentive Plan" has the meaning set forth in Section 3.1(c)(i)(C).

     "Company Shareholders Meeting" has the meaning set forth in Section 3.1(d)(iii).

     "Company Shareholder Approval" has the meaning set forth in Section 3.1(z)(i).

     "Company Shares" means the Common Shares, the Series A Shares and the Series B Shares.

     "Company Subsidiary" means the Operating Partnership and each other Subsidiary of the Company or the Operating Partnership.

     "Competing Transaction" has the meaning set forth in Section 5.4(a).

     "Confidentiality Agreement" has the meaning set forth in Section 5.1.

     "CT Refinancing" has the meaning set forth in Section 5.21.

     "CT Refinancing Proposal" has the meaning set forth in Section 5.21.

     "Deposit Escrow Agent" has the meaning set forth in Section 5.9.

     "Deposit Escrow Agreement" has the meaning set forth in Section 5.9.

     "Designated Severance" has the meaning set forth in Section 5.7(a).

     "DRULPA" has the meaning set forth in Section 1.1(a).

     "Earnest Money" has the meaning set forth in Section 5.9.

     "EDGAR" means the Electronic Data Gathering Analysis and Retrieval system.

     "Effective Time" has the meaning set forth in Section 1.3(b).

     "Eligible LP Unit" has the meaning set forth in Section 2.6(a).

     "Environmental Law" has the meaning set forth in Section 3.1(o).

     "Equity Interest" means any share, capital stock, partnership, member, trust or other similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefore, and any equity equivalents, interests in the ownership or earnings in any entity or other similar rights (including stock appreciation rights).

     "ERISA" has the meaning set forth in Section 3.1(l)(i).

     "Exchange Act" has the meaning set forth in Section 3.1(d)(iii).

     "Excluded LP Units" has the meaning set forth in Section 2.6(b).

     "Excluded Shares" has the meaning set forth in Section 2.1(b).

     "Expenses" has the meaning set forth in Section 7.2(a).

     "Fairness Opinion" has the meaning set forth in Section 3.1(r).

     "Federal WARN Act" has the meaning set forth in Section 5.7(f).

     "Final Order" has the meaning set forth in Section 5.22.

     "GAAP" has the meaning set forth in Section 3.1(e)(i).

     "Governmental Entities" means any federal, state, local, municipal, or other government or governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or any body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "GP Units" has the meaning set forth in Section 3.1(c)(ii)(A).

     "Hazardous Material" has the meaning set forth in Section 3.1(o).

     "HSR Act" has the meaning set forth in Section 3.1(d)(iii).

     "Indemnified Parties" has the meaning set forth in Section 5.8(a).

     "Independent Trustees" shall mean the members of the board of trustees of the applicable board of trustees who are "independent," are defined in Section 303A.02 of the New York Stock Exchange's Listed Company Manual, as presently in effect.

     "Intangible Property" has the meaning set forth in Section 3.1(n).

     "IRS" means the Internal Revenue Service.

     "Knowledge," or any similar expression, shall mean (a) with respect to the Company (or any Company Subsidiary), the actual knowledge of the persons set forth on Schedule 9.1(a), after due inquiry, and (b) with respect to the Purchaser Parties (or any of their respective Subsidiaries), the actual knowledge of the persons set forth on Schedule 9.1(b), after due inquiry. The Company, the Parent and Merger Sub acknowledge and agree that the individuals named in Schedules 9.1(a) and 9.1(b) are named solely for the purpose of defining and narrowing the scope of the Company, any Company Subsidiary, the Parent, Merger Sub's and OP Merger Sub's knowledge, and not for the purpose of imposing any liability on or creating any duties running from such individuals to the parties hereto or any affiliate, related party, employee, agent, lender, investor, shareholder or representative of the parties hereto.

     "Law" means any statute, law, regulation, order, interpretation, permit, license, approval, authorization, rule or ordinance of any Governmental Entity applicable to the Purchaser Parties or the Company or any of their respective Subsidiaries as the case may be.

     "Liens" has the meaning set forth in Section 3.1(b)(i).

     "LP Unit Certificates" has the meaning set forth in Section 2.6(a).

     "LP Units" means the common units of limited partner interest of the Operating Partnership.

     "Maryland Department" means the State Department of Assessments and Taxation of Maryland.

     "Maryland REIT Law" has the meaning set forth in Section 1.1(b).

     "Material Contracts" has the meaning set forth in Section 3.1(v)(i).

     "Mergers" has the meaning set forth in Section 1.1(b).

     "Merger Sub" has the meaning set forth in the introductory paragraph.

     "MGCL" has the meaning set forth in Section 3.1(w).

     "MLLCA" has the meaning set forth in Section 1.1(b).

     "OP Effective Time" has the meaning set forth in Section 1.3(a).

     "OP Merger" has the meaning set forth in Section 1.1(a).

     "OP Merger Certificate" means the certificate of merger with respect to the OP Merger, containing the provisions required by, and executed in accordance with, DRULPA.

     "OP Merger Consideration" has the meaning set forth in Section 2.6(a).

     "OP Merger Sub" has the meaning set forth in the introductory paragraph.

     "Operating Partnership" has the meaning set forth in the introductory paragraph.

     "Option  Merger  Consideration"  has  the  meaning  set  forth  in  Section
2.3(a).

     "Outside Date" has the meaning set forth in Section 7.1(e).

     "Parent" has the meaning set forth in the introductory paragraph.

     "Parent Expenses" has the meaning set forth in Section 7.2(a).

     "Parent Parties" has the meaning set forth in Section 5.22.

     "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended through the date hereof.

     "Partnership Unitholder Approval" has the meaning set forth in Section 3.1(z)(ii).

     "Partnership Units" mean the GP Units, the Series A Preferred Units, the Series B Preferred Units and LP Units, collectively, or any of them.

     "Paying Agent" has the meaning set forth in Section 2.2(a).

     "Payment Fund" has the meaning set forth in Section 2.2(b).

     "PCBs" has the meaning set forth in Section 3.1(o).

     "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     "Preemptive Rights" has the meaning set forth in Section 3.1(b)(1).

     "Prime Mansur Litigations" means (1) the litigation captioned as Prime/Mansur Investment Partners, LLC, et al. v. Prime Group Realty Trust, et al., pending in the Circuit Court for Montgomery County, Maryland, Case No. 257776; (2) the litigation captioned as Prime Group Realty Trust v. Prime Mansur Investment Partners, LLC, et al., pending in the Circuit Court for Montgomery County, Maryland, Case No. 257111-V; and (3) any other litigation, suit or legal proceeding brought, filed or otherwise instituted (a) arising directly from that certain Agreement and Plan of Merger, dated as of October 27, 2004, by and among Prime Mansur Investment Partners, LLC, Cumberland Blues Merger Sub, LLC, Cumberland Blues, LLC, the Company and the Operating Partnership; or (b) based upon the same facts, events or transactions and involving the similar parties or affiliates of the parties, including the Purchaser Parties under this Agreement and/or their Affiliates, as the matters in clauses (1) and (2) above.

     "Property Agreements" has the meaning set forth in Section 3.1(p)(i).

     "Purchaser Parties" means Parent and, prior to the Effective Time, Merger Sub and OP Merger Sub and, at and after the OP Effective Time, the Surviving Partnership and, at and after the REIT Effective Time, the Surviving Entity.

     "REIT" has the meaning set forth in Section 3.1(k)(ii).

     "REIT Effective Time" has the meaning set forth in Section 1.3(b).

     "REIT Merger" has the meaning set forth in Section 1.1(b).

     "REIT Merger Consideration" has the meaning set forth in Section 2.1(a).

     "Release" has the meaning set forth in Section 3.1(o).

     "Rent Roll" has the meaning set forth in Section 3.1(p)(iii).

     "Rule 16b-3 No-Action Letter" means a certain no-action letter of the SEC Staff publicly available as of January 12, 1999.

     "Sarbanes-Oxley Act" has the meaning set forth in Section 3.1(bb).

     "SEC" has the meaning set forth in Section 5.18(a).

     "Securities Act" has the meaning set forth in Section 3.1(e)(i).

     "Series  A  Preferred  Units"  has   the  meaning  set  forth  in   Section
3.1(c)(ii)(A).

     "Series A Shares" means the Company's Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share.

     "Series A-2 Share Purchase Warrant" has the meaning set forth in the definition of "Warrants".

     "Series   B  Preferred  Units"  has  the   meaning  set  forth  in  Section
3.1(c)(ii)(A).

     "Series B Share Purchase Warrant" has the meaning set forth in the definition of "Warrants".

     "Series B Shares" has the meaning set forth in Section 2.1(d).

     "Series C Share Purchase Warrant" has the meaning set forth in the definition of "Warrants".

     "Severance Cap" has the meaning set forth in Section 5.7(a).

     "Severance  Letter  Supplement"  has  the  meaning  set  forth  in  Section
5.7(a).

     "Shares" has the meaning set forth in Section 2.1(a).

     "Subsequent Determination" has the meaning set forth in Section 5.17(c).

     "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another Subsidiary of such Person) owns more than 50% of the voting stock or value of such corporation, partnership, limited liability company, joint venture or other legal entity.

     "Superior  Competing  Transaction" has  the  meaning set  forth  in Section
5.4(a).

     "Surviving Bylaws" has the meaning set forth in Section 1.7.

     "Surviving Charter" has the meaning set forth in Section 1.6.

     "Surviving Entity" has the meaning set forth in Section 1.1(b).

     "Surviving Entity Shares" has the meaning set forth in Section 2.1(c).

     "Surviving Partnership" has the meaning set forth in Section 1.1(a).

     "Surviving Partnership  Agreement" has  the meaning  set forth  in  Section
1.5.

     "Surviving  Partnership  GP Units"  has the  meaning  set forth  in Section
2.6(c).

     "Surviving Partnership  LP Units"  has  the meaning  set forth  in  Section
2.6(d).

     "Takeover Statute" has the meaning set forth in Section 3.1(w).

     "Tax" or "Taxes" means any federal, state or local income, sales, use, employment, payroll, excise taxes, tariffs or governmental charges, together with penalties, interest or additions thereto but not including any taxes, tariffs or governmental charges relating to real property.

     "Tax Return" means any return relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Terminated Employees" has the meaning set forth in Section 5.7(b)(ii).

     "Terminating Company Breach" has the meaning set forth in Section 7.1(g).

     "Terminating Purchaser Party Breach" has the meaning set forth in Section 7.1(h).

     "Third Party" has the meaning set forth in Section 5.4(a).

     "Transaction Documents" means this Agreement, the Articles of Merger, the OP Merger Certificate and the Deposit Escrow Agreement.

     "Transactions" means the transactions contemplated by the Transaction Documents.

     "Transfer and Gains Taxes" has the meaning set forth in Section 5.6.

     "Triggered Agreements" has the meaning set forth in Section 3.1(d)(ii).

     "WARN Acts" has the meaning set forth in Section 5.7(f).

     "Warrant REIT Merger Consideration" has the meaning set forth in Section 2.1(e).

     "Warrants" means collectively, (1) the Series A-2 Share Purchase Warrant to purchase 500,000 Common Shares (the "Series A-2 Share Purchase Warrant"), (2) the Series B Share Purchase Warrant to purchase 250,000 Common Shares (the "Series B Share Purchase Warrant") and (3) the Series C Share Purchase Warrant to purchase 250,000 Common Shares (the "Series C Share Purchase Warrant"), in each case, dated July 16, 2002.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          PRIME OFFICE COMPANY, LLC

                                          By:     /s/ ADNANA M. PETERS
                                            ------------------------------------
                                            Name:    Adnana M. Peters
                                            Title:   Authorized Signatory

                                          PRIME OFFICE MERGER SUB, LLC

                                          By:     /s/ ADNANA M. PETERS
                                            ------------------------------------
                                            Name:    Adnana M. Peters
                                            Title:   Authorized Signatory

                                          PRIME OFFICE MERGER SUB I, LLC

                                          By:     /s/ ADNANA M. PETERS
                                            ------------------------------------
                                            Name:    Adnana M. Peters
                                            Title:   Authorized Signatory

                                          PRIME GROUP REALTY TRUST

                                          By:   /s/ JEFFREY A. PATTERSON
                                            ------------------------------------
                                            Name:    Jeffrey A. Patterson
                                            Title:   President and CEO

                                          PRIME GROUP REALTY, L.P.

                                          By: PRIME GROUP REALTY TRUST
                                            Its General Partner

                                          By:   /s/ JEFFREY A. PATTERSON
                                            ------------------------------------
                                            Name:    Jeffrey A. Patterson
                                            Title:   President and CEO

                                                                         ANNEX B

February 17, 2005

Board of Trustees
Prime Group Realty Trust
77 West Wacker Drive, Suite 3900
Chicago, IL  60601

Gentlemen:

You have asked Wachovia Capital Markets, LLC ("Wachovia Securities") to advise you with respect to the fairness, from a financial point of view, of the Merger Consideration (as hereinafter defined) to be received by the holders of common shares of beneficial interest, $0.01 par value per share (the "PGRT Common Shares"), of Prime Group Realty Trust ("PGRT"), pursuant to that certain Agreement and Plan of Merger, dated as of February 17, 2005 (the "Agreement"), by and among Prime Office Company, LLC, Prime Office Merger Sub, LLC ("Merger Sub"), Prime Office Merger Sub I, LLC, PGRT, and Prime Group Realty L.P. Terms used, but not defined herein, shall have the meaning ascribed to them in the Agreement.

As more fully described in the Agreement, Merger Sub shall be merged with and into PGRT with PGRT continuing as the surviving entity (the "Merger"). Pursuant to the Merger, each outstanding PGRT Common Share will automatically be converted into the right to receive $7.25 in cash, without interest (the "Merger Consideration").

In arriving at our opinion, we have, among other things:

      - Reviewed the Agreement, including the financial terms of the Agreement;

      - Reviewed Annual Reports to Shareholders and Annual Reports on Form 10-K of PGRT for each of the three years ended December 31, 2003;

      - Reviewed certain interim reports to shareholders and Quarterly Reports on Form 10-Q of PGRT;

      - Reviewed certain business, financial and other information, including financial forecasts, that was furnished to us by management of PGRT, and discussed the business and prospects of PGRT with its management;

      - Participated in discussions and negotiations among representatives of PGRT and Prime Office Company, LLC;

      - Reviewed the reported price and trading activity for certain periods of PGRT Common Shares on the New York Stock Exchange;

      - Considered certain financial data for PGRT and compared that data with similar data regarding certain other publicly-traded companies that we deemed relevant;

      - Compared the proposed financial terms of the Agreement with the financial terms of certain other business combinations and other transactions that we deemed relevant; and

      - Considered other information, such as financial studies, analyses and investigations, as well as financial and economic and market criteria, that we deemed relevant.

In connection with our review, we have, with your consent, relied upon the accuracy and completeness of the foregoing financial and other information, including all accounting, legal and tax information and we have not assumed any responsibility for any independent verification of such information and have assumed such accuracy and completeness for purposes of this opinion. With respect to PGRT's financial forecasts, we have assumed that they have been reasonably prepared and reflect the best current good faith estimates and judgments of management as to the future financial performance of PGRT. We assume no responsibility for and express no view as to financial forecasts of PGRT or the assumptions upon which they are based. In arriving at our opinion, we have not prepared or obtained any independent evaluations or appraisals of the assets or liabilities of PGRT. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation or possible unasserted claims to which PGRT or any of its affiliates are a party or may be subject and our opinion makes no assumption concerning and therefore does not consider the possible assertion of claims, outcomes or damages arising out of any such matters.

In rendering our opinion, we have assumed that the Merger contemplated by the Agreement will be consummated substantially on the terms contained in the Agreement, without waiver of any material terms or conditions, and that in the course of obtaining any necessary legal, regulatory or third-party consents and/or approvals, no restrictions will be imposed or other actions will be taken that will have any adverse effect on the Merger or the other transactions contemplated by the Agreement. Our opinion is necessarily based on economic, market, financial and other conditions as they exist and can be evaluated on, and the information made available to us, as of the date hereof. In addition, we are expressing no view on the terms of the "OP Merger" (as defined in the Agreement) or the effect of the Merger on PGRT's outstanding Series B Shares. Our opinion does not address the relative merits of the Merger or other actions contemplated by the Agreement compared with any other transaction or other business strategies that may have been considered by PGRT's management or Board of Trustees or any committee thereof.

Wachovia Securities is a trade name of Wachovia Capital Markets, LLC, an investment banking subsidiary and affiliate of Wachovia Corporation. We have been engaged to render certain financial advisory services to the Board of Trustees of PGRT in connection with the Agreement and will receive a fee for such services, including the delivery of this opinion, a portion of which fee is payable upon delivery of this opinion, and the remainder of which is payable upon consummation of the Merger.

Please note that Wachovia Bank, National Association, an affiliate of Wachovia Securities, has provided, with your consent, a commitment for a loan facility of up to $70 million to David Lichtenstein and The Lightstone Group LLC, affiliates of Prime Office Company LLC, as set forth in the Agreement. Wachovia Bank, National Association will receive customary fees if the loan is funded.

Please note that in the ordinary course of our business, Wachovia Securities may trade in the securities of PGRT for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the information and use of the Board of Trustees of PGRT in connection with its consideration of the Merger and does not, and shall not, confer any rights or remedies upon the holders of PGRT Common Shares or any other person. Our opinion does not address the merits of the underlying decision by PGRT to enter into the Agreement and does not and shall not constitute a recommendation to any holder of PGRT Common Shares as to how such holder should vote in connection with the Agreement. Our opinion may not be summarized, excerpted from, or otherwise publicly referred to without our prior written consent, except that this opinion may be reproduced in full (including by exhibit, appendix or annex) and described in any prospectus or proxy statement mailed or provided to the holders of PGRT Common Shares in connection with the transactions contemplated by the Agreement.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of PGRT Common Shares pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

WACHOVIA CAPITAL MARKETS, LLC

                                                                         ANNEX C

              [ Please Detach and Mail in the Envelope Provided ]

      FORM OF PROXY FOR HOLDERS OF COMMON SHARES OF BENEFICIAL INTEREST OF

                            PRIME GROUP REALTY TRUST

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                         SPECIAL MEETING OF SHAREHOLDERS

                           _____________________, 2005

      The undersigned hereby appoints Jeffrey A. Patterson and James F. Hoffman, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the special meeting of common shareholders of Prime Group Realty Trust (the "Company"), to be held at 35 West Wacker Drive, 35th Floor, Conference Room 35A, Chicago, Illinois, on ____________, ____________ ___, 2005, at 10:00 a.m., local time, and any and all adjournment(s) or postponement(s) thereof, all the common shares of beneficial interest of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF SHAREHOLDERS
                            PRIME GROUP REALTY TRUST

                               _____________, 2005

              [ Please Detach and Mail in the Envelope Provided ]

      [X] PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.

1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 17, 2005, BY AND AMONG PRIME OFFICE COMPANY, LLC, PRIME OFFICE MERGER SUB, LLC, PRIME OFFICE MERGER SUB I, LLC, THE COMPANY AND PRIME GROUP REALTY, L.P., THE COMPANY'S OPERATING PARTNERSHIP.

                  [ ] FOR               [ ] AGAINST             [ ] ABSTAIN

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, INCLUDING ANY PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1 ABOVE IN THE EVENT THERE ARE NOT SUFFICIENT VOTES FOR APPROVAL OF PROPOSAL 1 AT THE SPECIAL MEETING.

      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature ________________________________  Dated: _______________________, 2005

Signature if held jointly ________________  Dated: _______________________, 2005

                                      C-2